Prospectus

TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T
Virtus Allocator Premium AlphaSector® Fund	VAAAX		VAACX	VAISX
Virtus AlphaSector® Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Disciplined Equity Style Fund	VDEAX		VDECX	VDEIX
Virtus Disciplined Select Bond Fund	VDBAX		VDBCX	VDBIX
Virtus Disciplined Select Country Fund	VDCAX		VDCCX	VDCIX
Virtus Dynamic AlphaSector® Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX
Virtus Global Commodities Stock Fund	VGCAX		VGCCX	VGCIX
Virtus Global Dividend Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Premium AlphaSector® Fund	VGPAX		VGPCX	VGPIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater Asia ex Japan Opportunities Fund	VGAAX		VGACX	VGAIX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	PMSTX
Virtus Premium AlphaSector® Fund	VAPAX		VAPCX	VAPIX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX

TRUST NAME	January 28, 2014
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.
Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Virtus Allocator Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	1.10%	1.10%		1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(e)	Non	e
Other Expenses(d)	0.28%	0.28%		0.28%
Acquired Fund Fees and Expenses(c)	0.25%	0.25%		0.25%
Total Annual Fund Operating Expenses	1.88%	2.63%		1.63%
Less: Fee Waiver	—	(0.02)	%(e)		—
Total Annual Fund Operating Expenses After Fee Waiver	1.88%	2.61%		1.63%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
(e)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$755	$1,132	$1,533	$2,649
Class C	Sold	$364	$811	$1,385	$2,944
	Held	$264	$811	$1,385	$2,944
Class I	Sold or Held	$166	$514	$887	$1,933
Virtus Allocator Premium AlphaSector Fund1

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 275% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund allocates net assets to multiple asset classes including: U.S. Equity, International Equity, Fixed Income, and Alternative. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The Fixed Income allocation may be invested in ETFs and/or securities representing fixed income sectors including: high yield, investment grade corporate, mortgages, intermediate treasuries and inflation-protected treasuries (TIPS). The Alternative allocation may be invested in ETFs and/or securities representing gold, real estate and broad-based equity securities. The fund may also invest in stocks (without restriction as to market capitalization), bonds (without restriction as to credit quality) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from a model allocation if it is determined that tracking the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
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  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
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  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
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  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
2Virtus Allocator Premium AlphaSector Fund

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  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
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  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
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  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
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  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
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  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
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  Real Estate Investment Risk.  The risk that the value of the fund’s shares will be negatively affected by factors specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.
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  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
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  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Allocator Premium AlphaSector Fund3

Calendar year total returns for Class A Shares

Best Quarter:	Q4/2013:	5.27%	Worst Quarter:	Q2/2013:	-1.09%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	5.47%	4.66%
Return After Taxes on Distributions	4.95%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	3.62%
Class C
Return Before Taxes	11.01%	6.14%
Class I
Return Before Taxes	12.12%	7.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.46%
Dow Jones Global Moderate Portfolio Index	14.46%	8.94%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The indexes are calculated on a total return basis with dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
4Virtus Allocator Premium AlphaSector Fund

The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
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  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in March 2011.
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  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in March 2011.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Allocator Premium AlphaSector Fund5

Virtus AlphaSector® Rotation Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	0.45%	0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(d)	Non	e
Other Expenses(e)	0.29%	0.29%		0.29%
Acquired Fund Fees and Expenses(c)	0.04%	0.04%		0.04%
Total Annual Fund Operating Expenses	1.03%	1.78%		0.78%
Less: Fee Waiver	—	(0.01)	%(d)		—
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.77%		0.78%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
(e)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the Class C fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Years	3 Years	5 Years	10 Years
Class A	Sold or Held	$674	$884	$1,111	$1,762
Class C	Sold	$280	$557	$959	$2,084
	Held	$180	$557	$959	$2,084
Class I	Sold or Held	$80	$249	$433	$966
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
6Virtus AlphaSector Rotation Fund

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.During the most recent fiscal year, the fund’s portfolio turnover rate was 123% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the AlphaSector® Rotation Index (ASRX), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and in high-quality short-term securities. The primary sectors of the S&P 500® Index represented by the ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.
Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The fund has the flexibility to be invested in any combination of the sector ETFs and/or securities, a combination of sector ETFs and/or securities and high-quality short-term securities, or 100% in high-quality short-term securities. The fund may invest in a basket of securities to represent a sector if it is determined that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from tracking the AlphaSector® Rotation Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or is otherwise result in adverse consequences for the fund.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
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  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
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  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
Virtus AlphaSector Rotation Fund7

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  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
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  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
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  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Best Quarter:	Q2/2009:	14.28%	Worst Quarter:	Q4/2008:	-17.03%
8Virtus AlphaSector Rotation Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	24.26%	14.80%	6.51%	—
Return After Taxes on Distributions	21.69%	13.88%	5.56%	—
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	11.79%	5.09%	—
Class C
Return Before Taxes	30.90%	15.32%	6.37%	—
Class I
Return Before Taxes	32.17%	—	—	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%	17.20%
AlphaSector® Rotation Linked Benchmark (reflects no deduction for fees, expenses or taxes)	32.39%	17.51%	8.01%	17.20%
Supplemental Performance Information
On September 29, 2009, F-Squared Investments, Inc. (“F-Squared”), an affiliate of F-Squared Institutional Advisors, LLC (“F-Squared Institutional”), became the fund’s subadviser and the fund’s principal strategies were changed to those described in the fund’s prospectus. (On January 1, 2013, F-Squared Institutional became the fund’s subadviser; however, the fund’s strategies were unaffected.) The bar chart and table below show performance only since F-Squared began as subadviser to the fund.
Calendar year total returns for Class A Shares

Best Quarter:	Q3/2010:	13.11%	Worst Quarter:	Q2/2010:	-12.53%
Virtus AlphaSector Rotation Fund9

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since 9/29/09*	Since 10/1/09
Class A Shares
Return Before Taxes	24.26%	13.08%	—
Return After Taxes on Distributions	21.69%	12.05%	—
Return After Taxes on Distributions and Sale of Fund Shares	16.22%	10.92%	—
Class C Shares
Return Before Taxes	30.90%	13.85%	—
Class I Shares
Return Before Taxes	32.17%	—	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.37%	17.20%
(*)
  F-Squared began managing the fund on September 29, 2009.
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The AlphaSector® Rotation Linked Benchmark consists of the S&P 500®Index since September 29, 2009. Prior to September 29, 2009, its performance represents an allocation consisting of 80% S&P 500® Index and 20% Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”) (since September 2011), an affiliate of VIA, and F-Squared Institutional (since January 2013).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since 2009.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since 2009.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
10Virtus AlphaSector Rotation Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus AlphaSector Rotation Fund11

Virtus Alternatives Diversifier Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.00%	0.00%	0.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(d)	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses(c)	1.04%	1.04%	1.04%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.41%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$734	$1,068	$1,425	$2,427
Class C	Sold	$344	$751	$1,285	$2,746
	Held	$244	$751	$1,285	$2,746
Class I	Sold or Held	$144	$446	$771	$1,691
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells shares of the underlying funds (or “turns over” its portfolio). The fund does not pay transaction costs when it buys and sells shares of the underlying mutual funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the value of its portfolio.
12Virtus Alternatives Diversifier Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level approach to investing, the fund invests in a diversified portfolio of alternative asset classes including managed futures, global real estate, global infrastructure, natural resources, commodities, currencies, and floating rate securities. Among the underlying funds in which the fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund. The fund is non-diversified under federal securities laws.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying funds in which the fund invests. The principal risks of investing in the fund are:
>
  Affiliated Fund Risk.  The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest.
>
  Allocation Risk.  The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimum for market conditions at a given time.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
The principal risks attributable to the underlying funds in which the fund invests are:
>
  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected
Virtus Alternatives Diversifier Fund13

by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Income Risk.  The risk that income received from the fund will vary widely over the short- and long-term.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.
>
  Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Leverage Risk.  The risk that the value of the fund’s shares will be more volatile or that the fund will incur a loss greater than the fund’s investment in a given security when leverage is used.
>
  Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Master Limited Partnership (MLP) Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLP’s underlying assets.
>
  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.
>
  Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.
>
  Short Sales Risk.  The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
>
  Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.
14Virtus Alternatives Diversifier Fund

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	12.30%	Worst Quarter:	Q4/2008:	-21.63%
Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Class A and Class C Since Inception (11/30/05)	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	-4.81%	6.31%	2.02%	—
Return After Taxes on Distributions	-4.89%	5.98%	1.70%	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.50%	4.96%	1.58%	—
Class C
Return Before Taxes	0.27%	6.78%	2.00%	—
Class I
Return Before Taxes	1.30%	—	—	6.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.21%	17.20%
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	4.39%	8.73%	4.23%	6.54%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Alternatives Diversifier Composite Benchmark consists of: HFRX Equity Market Neutral Index (20%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (10%) and Credit Suisse Leveraged Loan Index (10%). Prior to 9/1/2008, the Global
Virtus Alternatives Diversifier Fund15

Infrastructure component was represented by a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%). The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA.
Portfolio Management
>
  David Dickerson,  Managing Director at Euclid, is a manager of the fund. Mr. Dickerson has served as a Portfolio Manager of the fund since 2008.
>
  Carlton Neel,  Senior Managing Director at Euclid, is a manager of the fund. Mr. Neel has served as a Portfolio Manager of the fund since 2008.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
16Virtus Alternatives Diversifier Fund

Virtus Bond Fund
Investment Objective
The fund has an investment objective of high total return from both current income and capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses(c)	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.06%	1.81%	1.81%	0.81%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$479	$700	$938	$1,621
Class B	Sold	$584	$769	$980	$1,930
	Held	$184	$569	$980	$1,930
Class C	Sold	$284	$569	$980	$2,127
	Held	$184	$569	$980	$2,127
Class I	Sold or Held	$83	$259	$450	$1,002
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
Virtus Bond Fund17

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 107% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate high total return from both current income and capital appreciation by investing primarily in intermediate-term debt securities across 14 fixed income sectors.
The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;
•
  Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which generally are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and
•
  High-yield debt instruments, including bank loans (which are generally floating-rate).
At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
18Virtus Bond Fund

>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Loan Participation Risk.  The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.
>
  Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	5.51%	Worst Quarter:	Q2/2013:	-3.00%
Virtus Bond Fund19

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-3.13%	6.09%	4.50%
Return After Taxes on Distributions	-4.78%	4.57%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	-1.78%	4.14%	2.90%
Class B
Return Before Taxes	-3.95%	6.11%	4.11%
Class C
Return Before Taxes	-0.09%	6.11%	4.13%
Class I
Return Before Taxes	0.97%	7.19%	5.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since October 2012.
>
  Christopher J. Kelleher, CFA, CPA,  Senior Managing Director and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
20Virtus Bond Fund

Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Bond Fund21

Virtus CA Tax-Exempt Bond Fund
Investment Objective
The fund has investment objectives of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	Non	e
Other Expenses(b)	0.33%	0.33
Total Annual Fund Operating Expenses	1.03%	0.78%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$377	$594	$828	$1,500
Class I	Sold or Held	$80	$249	$433	$966
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income free from federal and state income taxes by investing in municipal bonds issued in the state of California. The management team focuses on high quality California tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure.
22Virtus CA Tax-Exempt Bond Fund

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Tax-Exempt Securities Risk.  The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities, or that the tax-exempt status of such securities may be lost or limited.
>
  Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus CA Tax-Exempt Bond Fund23

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2009:	8.13%	Worst Quarter:	Q4/2010:	-4.63%
Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (9/29/06)
Class A
Return Before Taxes	-5.51%	5.14%	3.37%	—
Return After Taxes on Distributions	-5.97%	4.99%	3.23%	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.37%	4.92%	3.45%	—
Class I
Return Before Taxes	-2.60%	6.00%	—	4.02%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%	4.91%
Barclays California Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-1.76%	6.63%	4.61%	4.48%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
24Virtus CA Tax-Exempt Bond Fund

Portfolio Management
>
  Timothy M. Heaney, CFA,  Senior Portfolio Manager—Municipal Securities at Newfleet, is the manager of the fund. Mr. Heaney has served as the Portfolio Manager of the fund since 1997 and co-managed the fund from 1996 to 1997.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus CA Tax-Exempt Bond Fund25

Virtus Disciplined Equity Style Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	6.80%	6.80%	6.80%
Acquired Fund Fees and Expenses(d)	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	8.29%	9.04%	8.04%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$1,343	$2,805	$4,173	$7,216
Class C	Sold	$986	$2,551	$4,085	$7,409
	Held	$886	$2,551	$4,085	$7,409
Class I	Sold or Held	$792	$2,304	$3,725	$6,918
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.During the period from inception (December 18, 2012) through its fiscal year end (September 30, 2013), the fund's portfolio turnover rate was 447% of the average value of its portfolio.
26Virtus Disciplined Equity Style Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to outperform the Russell 3000® Index over a full market cycle in the U.S. equity market by tactically allocating net assets among six subsets of the U.S. equity universe that make up the Growth and Value equity styles as set forth below.
Growth:
•
  Large-Cap Growth
•
  Mid-Cap Growth
•
  Small-Cap Growth
Value:
•
  Large-Cap Value
•
  Mid-Cap Value
•
  Small-Cap Value
Allocations are based on a quantitative model that estimates performance trends for each pairing of these six subsets of the U.S. equity market relative to each other and uses these estimates to determine, on a weekly basis, whether the Growth or Value style is better positioned. The fund will invest assets in the equity style with the favorable aggregate score relative to the other style. The ability of the fund to outperform the Russell 3000® Index will depend on, among other things, the length of time and degree to which Growth stocks outperform Value stocks or Value stocks outperform Growth stocks in the U.S. equity market.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. Under normal circumstances, the fund intends to invest at least 80% of its assets in ETFs and/or securities representative of the U.S. equity market.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.
Virtus Disciplined Equity Style Fund27

>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Small and Medium Market Capitalization Risk.  The risk that the fund’s investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
>
  Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	12.08%	Worst Quarter:	Q2/2013:	1.89%
28Virtus Disciplined Equity Style Fund

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (12/18/12)
Class A
Return Before Taxes	28.16%	27.24%
Return After Taxes on Distributions	25.10%	24.12%
Return After Taxes on Distributions and Sale of Fund Shares	16.10%	19.53%
Class C
Return Before Taxes	35.00%	33.63%
Class I
Return Before Taxes	36.28%	35.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	29.41%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	30.80%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The indexes are calculated on a total return basis with dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfound Investments, LLC (“Newfound”), an affiliate of VIA.
Portfolio Management
>
  Corey Hoffstein,  Chief Investment Officer and Portfolio Manager at Newfound, is a manager of the fund. Mr. Hoffstein has served as a Portfolio Manager of the fund since inception in December 2012.
>
  Amy Robinson,  Managing Director at Newfound, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in December 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Virtus Disciplined Equity Style Fund29

Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
30Virtus Disciplined Equity Style Fund

Virtus Disciplined Select Bond Fund
Investment Objective
The fund has an investment objective of high total return from current income and capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	8.37%	8.37%	8.37%
Acquired Fund Fees and Expenses(d)	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	9.63%	10.38%	9.38%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$1,462	$3,114	$4,616	$7,804
Class C	Sold	$1,110	$2,870	$4,535	$7,975
	Held	$1,010	$2,870	$4,535	$7,975
Class I	Sold or Held	$917	$2,634	$4,203	$7,562
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.During the period from inception (December 18, 2012) through its fiscal year end (September 30, 2013), the fund's portfolio turnover rate was 401% of the average value of its portfolio.
Virtus Disciplined Select Bond Fund31

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to maximize total return over a full market cycle in the bond market by tactically allocating net assets among six subsectors within the broad Treasury, Treasury Inflation Protected Securities (TIPS) and Corporate classifications of the bond market as set forth below:
Treasuries:
•
  Short term U.S. Treasury Securities (1-3 year maturities)
•
  Medium term U.S. Treasury Securities (7-10 year maturities)
•
  Long term U.S. Treasury securities (20+ year maturities)
Treasury Inflation Protected Securities:
•
  TIPS
Corporate Bonds:
•
  Investment Grade Corporate Bonds
•
  High Yield Corporate Securities (Junk Bonds)
Allocations are based on a quantitative model that estimates performance trends for each pairing of these six subsectors of the bond market relative to each other and uses these estimates to generate, on a weekly basis, a positive or negative signal for each of the broad Treasury, TIPS and Corporate classifications. The classifications with positive signals will receive allocations, whereas the classifications with negative signals will not.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. Under normal circumstances, the fund intends to invest at least 80% of its assets in ETFs and/or securities representative of the bond market.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
32Virtus Disciplined Select Bond Fund

>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2013:	0.42%	Worst Quarter:	Q2/2013:	-4.84%
Virtus Disciplined Select Bond Fund33

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (12/18/12)
Class A
Return Before Taxes	-8.24%	-7.97%
Return After Taxes on Distributions	-8.89%	-8.69%
Return After Taxes on Distributions and Sale of Fund Shares	-4.66%	-6.38%
Class C
Return Before Taxes	-5.34%	-5.18%
Class I
Return Before Taxes	-4.46%	-4.31%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	-1.55%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfound Investments, LLC (“Newfound”), an affiliate of VIA.
Portfolio Management
>
  Corey Hoffstein,  Chief Investment Officer and Portfolio Manager at Newfound, is a manager of the fund. Mr. Hoffstein has served as a Portfolio Manager of the fund since inception in December 2012.
>
  Amy Robinson,  Managing Director at Newfound, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in December 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
34Virtus Disciplined Select Bond Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Disciplined Select Bond Fund35

Virtus Disciplined Select Country Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	7.78%	7.78%	7.78%
Acquired Fund Fees and Expenses(d)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	9.33%	10.08%	9.08%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$1,435	$3,046	$4,520	$7,681
Class C	Sold	$1,082	$2,800	$4,438	$7,857
	Held	$982	$2,800	$4,438	$7,857
Class I	Sold or Held	$889	$2,561	$4,099	$7,427
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.During the period from inception (December 18, 2012) through its fiscal year end (September 30, 2013), the fund's portfolio turnover rate was 115% of the average value of its portfolio.
36Virtus Disciplined Select Country Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to outperform the MSCI EAFE® Index over a full market cycle by tactically allocating net assets among countries included in the MSCI EAFE® Index. In pursuing this strategy, the fund maintains an emphasis on preservation of capital.
Allocations are based on a quantitative model that provides a positive or negative signal, on a weekly basis, for each country evaluated. Countries with positive signals will receive allocations approximating their relative weights in the MSCI EAFE® Index. The remaining portfolio assets will be allocated to the subadviser’s “minimum volatility portfolio,” which is designed to limit downside risk. The minimum volatility portfolio is allocated equally among the four countries that, in the subadviser’s opinion, have exhibited the lowest volatility pattern historically. To mitigate concentration, geographic, and political risk, the four countries in the minimum volatility portfolio cannot be from the same geographic or political region.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. The fund may invest in issuers of any capitalization.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
Virtus Disciplined Select Country Fund37

>
  Small and Medium Market Capitalization Risk.  The risk that the fund’s investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2013:	9.78%	Worst Quarter:	Q2/2013:	-1.34%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (12/18/12)
Class A
Return Before Taxes	11.73%	12.37%
Return After Taxes on Distributions	11.53%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	7.26%	9.68%
Class C
Return Before Taxes	17.63%	18.10%
Class I
Return Before Taxes	18.75%	19.31%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	32.39%	29.41%
MSCI EAFE Index (net) (reflects no deduction for fees, expenses or taxes)	22.78%	22.08%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance,
38Virtus Disciplined Select Country Fund

excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfound Investments, LLC (“Newfound”), an affiliate of VIA.
Portfolio Management
>
  Corey Hoffstein,  Chief Investment Officer and Portfolio Manager at Newfound, is a manager of the fund. Mr. Hoffstein has served as a Portfolio Manager of the fund since inception in December 2012.
>
  Amy Robinson,  Managing Director at Newfound, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in December 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Disciplined Select Country Fund39

Virtus Dynamic AlphaSector® Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees(c)	1.91%	1.91%	1.91%	1.91%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses
Dividends on Short Sales and Interest Expense	0.39%	0.39%	0.39%	0.39%
Remainder of Other Expenses(d)	0.29%	0.29%	0.29%	0.29%
Total Other Expenses	0.68%	0.68%	0.68%	0.68%
Acquired Fund Fees and Expenses(e)	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	3.06%	3.81%	3.81%	2.81%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Management Fees exceed the contractual percentage rate because the Advisory Agreement, as amended, calculates fees based on Managed Assets rather than based on net assets although the table shows the percentage rate as applied to net assets. Managed Assets means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. In the future, performance fee adjustments may increase or decrease the management fee by up to +/- 1.00% of the average net assets of the fund during a rolling 36-month period (or cumulative period since the implementation of the principal investment management changes).
(d)
  Restated to reflect current expenses.
(e)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after seven years. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.Although your actual costs may be higher or lower, based on these assumptions your costs would be:
40Virtus Dynamic AlphaSector Fund

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$866	$1,466	$2,089	$3,755
Class B	Sold	$783	$1,364	$1,962	$3,883
	Held	$383	$1,164	$1,962	$3,883
Class C	Sold	$483	$1,164	$1,962	$4,045
	Held	$383	$1,164	$1,962	$4,045
Class I	Sold or Held	$284	$871	$1,484	$3,138
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 137% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by taking long and short positions in ETFs and/or stocks representing the nine primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market.
The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Leverage Risk.  The risk that the value of the fund’s shares will be more volatile or that the fund will incur a loss greater than the fund’s investment in a given security when leverage is used.
Virtus Dynamic AlphaSector Fund41

>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  Short Sales Risk.  The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	13.50%	Worst Quarter:	Q3/2011:	-6.00%
42Virtus Dynamic AlphaSector Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	28.19%	5.58%	1.74%	—
Return After Taxes on Distributions	28.17%	5.48%	1.61%	—
Return After Taxes on Distributions and Sale of Fund Shares	15.97%	4.39%	1.35%	—
Class B
Return Before Taxes	30.96%	5.83%	1.56%
Class C
Return Before Taxes	35.08%	6.04%	1.59%
Class I
Return Before Taxes	36.34%	—	—	6.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%	17.20%
Dynamic AlphaSector Linked Benchmark (reflects no deduction for fees, expenses or taxes)	32.39%	7.55%	5.30%	8.90%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Dynamic AlphaSector® Linked Benchmark consists of the S&P 500® Index; performance of the Dynamic AlphaSector® Linked Benchmark prior to February 6, 2012 is that of the Citigroup 90-Day Treasury Bill Index. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Alternative Investments, LLC (“F-Squared Alternative”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Alternative, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since February 2012.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since February 2012.
Virtus Dynamic AlphaSector Fund43

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
44Virtus Dynamic AlphaSector Fund

Virtus Emerging Markets Debt Fund
Investment Objective
The fund has an investment objective of total return from current income and capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.57%	2.32%	1.32%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$529	$852	$1,198	$2,172
Class C	Sold	$335	$724	$1,240	$2,656
	Held	$235	$724	$1,240	$2,656
Class I	Sold or Held	$134	$418	$723	$1,590
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Virtus Emerging Markets Debt Fund45

Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund manages duration utilizing a duration neutral strategy. Under normal circumstances, the average duration of the fund’s portfolio will vary within 3 years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2013, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 6.44 years. The fund is non-diversified under federal securities laws.
The fund intends to invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle- or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.
46Virtus Emerging Markets Debt Fund

>
  Loan Participation Risk.  The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.
>
  Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q4/2013:	1.50%	Worst Quarter:	Q2/2013:	-6.34%
Virtus Emerging Markets Debt Fund47

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	-8.37%	-2.47%
Return After Taxes on Distributions	-10.24%	-4.37%
Return After Taxes on Distributions and Sale of Fund Shares	-4.72%	-2.65%
Class C
Return Before Taxes	-5.61%	-0.40%
Class I
Return Before Taxes	-4.65%	0.56%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	-1.23%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-5.25%	-1.13%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified) is a uniquely-weighted version of the J.P. Morgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Stephen H. Hooker, CFA,  Director of Foreign Research at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Daniel P. Senecal, CFA,  Managing Director of Credit Research at Newfleet. Mr. Senecal has served as a Portfolio Manager of the fund since inception in September 2012.
48Virtus Emerging Markets Debt Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Emerging Markets Debt Fund49

Virtus Emerging Markets Equity Income Fund
Investment Objective
The fund has an investment objective of seeking income and capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses(d)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$743	$1,094	$1,469	$2,519
Class C	Sold	$353	$779	$1,331	$2,836
	Held	$253	$779	$1,331	$2,836
Class I	Sold or Held	$153	$474	$818	$1,791
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
50Virtus Emerging Markets Equity Income Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above average dividends, have above average dividend growth potential, strong balance sheets and cash flow and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders. It is the belief of the subadviser that those companies offer the best opportunity for capital appreciation as well as superior income generation.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs), Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Exchange-Traded Notes (ETNs) Risk.  The risk that the value of an ETN will be more volatile than securities making up the index the ETN is designed to track, or that the costs to the fund of owning shares of the ETN will exceed those the fund would incur by investing in the underlying securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
Virtus Emerging Markets Equity Income Fund51

>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2013:	4.24%	Worst Quarter:	Q2/2013:	-6.61%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	-11.63%	0.56%
Return After Taxes on Distributions	-11.50%	0.25%
Return After Taxes on Distributions and Sale of Fund Shares	-5.73%	0.78%
Class C
Return Before Taxes	-7.01%	4.38%
Class I
Return Before Taxes	-5.91%	5.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	25.91%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	-2.60%	7.41%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global
52Virtus Emerging Markets Equity Income Fund

emerging markets. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kleinwort Benson Investors International, Ltd. (“KBI”).
Portfolio Management
>
  James Collery,  Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Collery has served as a Portfolio Manager of the fund since inception in September 2012.
>
  David Hogarty,  Head of Strategy Development—Dividend Plus Strategies at KBI. Mr. Hogarty has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Ian Madden,  Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Madden has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Gareth Maher,  Head of Portfolio Management—Dividend Plus Strategies at KBI. Mr. Maher has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Emerging Markets Equity Income Fund53

Virtus Emerging Markets Small-Cap Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%
Less: Expense Reimbursement(d)	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.85%	2.60%	1.60%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Estimated for current fiscal year.
(d)
  The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.85% for Class A Shares, 2.60% for Class C Shares and 1.60% for Class I Shares through January 31, 2015. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$752	$1,174
Class C	Sold	$363	$861
	Held	$263	$861
Class I	Sold or Held	$163	$560
54Virtus Emerging Markets Small-Cap Fund

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.
Investments, Risks and Performance
Principal Investment Strategies
The fund pursues capital appreciation in emerging markets small-cap equities. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.
Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of between [$75 million and $5 billion]. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The subadviser does not use allocation models to restrict the fund's investments to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
Virtus Emerging Markets Small-Cap Fund55

>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Small Market Capitalization Companies Risk.  The risk that the fund’s investments in small market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
Performance Information
The fund has not had a full calendar year of operations; therefore, performance information is not shown here.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.
Portfolio Management
>
  James Fletcher,  CFA, Research Analyst at Kayne. Mr. Fletcher has served as a Portfolio Manager of the fund since inception in December 2013.
>
  Craig Thrasher, CFA,  Research Analyst at Kayne. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
56Virtus Emerging Markets Small-Cap Fund

Virtus Foreign Opportunities Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(d)	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses(c)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.20%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,007	$1,322	$2,210
Class C	Sold	$323	$688	$1,180	$2,534
	Held	$223	$688	$1,180	$2,534
Class I	Sold or Held	$122	$381	$660	$1,455
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Virtus Foreign Opportunities Fund57

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to provide investors with access to high-quality international companies. The securities selected for inclusion in the fund are those that in the opinion of the subadviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
58Virtus Foreign Opportunities Fund

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q4/2004:	19.15%	Worst Quarter:	Q3/2008:	-19.26%
Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (5/15/06)
Class A
Return Before Taxes	-0.63%	10.46%	8.17%	—
Return After Taxes on Distributions	-0.68%	10.47%	7.90%	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.12%	8.60%	6.87%	—
Class C
Return Before Taxes	4.63%	10.94%	7.99%	—
Class I
Return Before Taxes	5.69%	12.05%	—	4.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.29%	17.94%	7.40%	7.05%
Morgan Stanley Capital International EAFE® Index (net) (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%	2.89%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Virtus Foreign Opportunities Fund59

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
  Rajiv Jain,  a Managing Director of Vontobel, is the manager of the fund. Mr. Jain has served as a Portfolio Manager of the fund (or its predecessor) since February 2002.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
60Virtus Foreign Opportunities Fund

Virtus Global Commodities Stock Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses(c)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.91%	2.66%	1.66%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$758	$1,141	$1,547	$2,679
Class C	Sold	$369	$826	$1,410	$2,993
	Held	$269	$826	$1,410	$2,993
Class I	Sold or Held	$169	$523	$902	$1,965
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 132% of the average value of its portfolio.
Virtus Global Commodities Stock Fund61

Investments, Risks and Performance
Principal Investment Strategies
The fund offers investors exposure to commodities-related investments in markets located throughout the world, including emerging market countries. Under normal circumstances, the fund invests globally at least 80% of its assets in stocks of companies principally engaged in the base metals, precious metals, energy, and agriculture group of industries. The fund will concentrate its investments in this commodities-related group of industries. The fund is a non-diversified portfolio and will consist primarily of common and preferred stocks, but may contain commodity-related exchange-traded funds (“ETFs”) and commodities-linked notes. The fund will primarily hold securities of companies listed on global securities exchanges or quoted on established over-the-counter markets, or American Depositary Receipts (ADRs). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Under normal circumstances, the fund will hold at least 40% of its assets in non-U.S issuers and ETFs and/or commodities-linked notes providing exposure to non-U.S markets. The fund intends to diversify its investments among countries and normally have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Commodities Concentration Risk.  The risk that events negatively affecting the base metals, precious metals, energy and agriculture industries in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in commodities-related investments, the fund is more vulnerable to conditions that negatively affect commodities-related companies and investments as compared to a fund that is not significantly invested in such companies.
>
  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
>
  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
62Virtus Global Commodities Stock Fund

>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2012:	13.70%	Worst Quarter:	Q2/2013:	-12.14%
Virtus Global Commodities Stock Fund63

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	-9.35%	-4.81%
Return After Taxes on Distributions	-9.35%	-4.89%
Return After Taxes on Distributions and Sale of Fund Shares	-5.29%	-3.54%
Class C
Return Before Taxes	-4.38%	-3.43%
Class I
Return Before Taxes	-3.50%	-2.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.29%	16.46%
MSCI AC World Commodity Producer Sector Capped Index (net) (reflects no deduction for fees, expenses or taxes)	-0.45%	-3.32%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI AC World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agricultural sectors. Each of the three sectors are equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is BMO Asset Management Corp. (“BMO AM”), with Coxe Advisors, LLP (“Coxe”) serving as sub-subadviser.
Portfolio Management
>
  Donald G. M. Coxe,  Chairman and Portfolio Strategist of Coxe, is a manager of the fund. Mr. Coxe has served as a Portfolio Manager of the fund since inception in March 2011.
>
  Ernesto Ramos, PhD,  Managing Director and Head of Equities of BMO AM, is a manager of the fund. Dr. Ramos has served as a Portfolio Manager of the fund since February 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
64Virtus Global Commodities Stock Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Commodities Stock Fund65

Virtus Global Dividend Fund
Investment Objective
The fund has investment objectives of capital appreciation and current income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$696	$952	$1,227	$2,010
Class C	Sold	$304	$630	$1,083	$2,338
	Held	$204	$630	$1,083	$2,338
Class I	Sold or Held	$103	$322	$558	$1,236
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
66Virtus Global Dividend Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund invests globally in infrastructure companies involved in the energy, utility, transportation, and communications industries. Infrastructure companies are believed by the subadviser to exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth, and be defensive in nature.
Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. Although the fund concentrates its investments in infrastructure companies, it may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. To the extent the fund purchases non-infrastructure stocks, they may be of issuers of any capitalization. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although it may invest in high-yield, high-risk fixed income securities (junk bonds).
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Income Risk.  The risk that income received from the fund will vary widely over the short- and long-term.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting infrastructure companies will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in infrastructure companies, the fund is more vulnerable to conditions that negatively affect infrastructure companies as compared to a fund that does not concentrate holdings in such companies.
>
  Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.
Virtus Global Dividend Fund67

>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Master Limited Partnership (MLP) Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLP’s underlying assets.
>
  Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and with a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2010:	16.39%	Worst Quarter:	Q3/2008:	-16.55%
68Virtus Global Dividend Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Class A and Class C Since Inception (12/30/04)	Class I Since Inception (6/6/08)
Class A
Return Before Taxes	9.48%	11.03%	7.45%	—
Return After Taxes on Distributions	9.12%	10.95%	7.13%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.14%	9.28%	6.38%	—
Class C
Return Before Taxes	15.30%	11.55%	7.36%	—
Class I
Return Before Taxes	16.52%	12.69%	—	5.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.04%	8.02%
Global Dividend Linked Benchmark (reflects no deduction for fees, expenses or taxes)	19.51%	10.47%	7.50%	3.08%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The Global Dividend Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index for the period since September 1, 2008. This is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Performance of the Global Dividend Linked Benchmark prior to September 1, 2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.
Portfolio Management
>
  Connie M. Luecke, CFA,  a Senior Vice President of Duff & Phelps, is a manager of the fund. Ms. Luecke has served as a Portfolio Manager of the fund since inception in 2004.
>
  Randle L. Smith, CFA,   a Senior Vice President of Duff & Phelps, is a manager of the fund. Mr. Smith has served as a Portfolio Manager of the fund since inception in 2004.
Virtus Global Dividend Fund69

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
70Virtus Global Dividend Fund

Virtus Global Opportunities Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses(c)	0.38%	0.38%	0.38%	0.38%
Recapture of Previously Waived Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.55%	2.30%	2.30%	1.30%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$724	$1,036	$1,371	$2,314
Class B	Sold	$633	$918	$1,230	$2,448
	Held	$233	$718	$1,230	$2,448
Class C	Sold	$333	$718	$1,230	$2,636
	Held	$233	$718	$1,230	$2,636
Class I	Sold or Held	$132	$412	$713	$1,568
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
Virtus Global Opportunities Fund71

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to provide investors with exposure to high-quality global companies. The securities selected for inclusion in the fund are those believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, the fund invests in equity securities or equity-linked instruments of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
72Virtus Global Opportunities Fund

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	14.31%	Worst Quarter:	Q4/2008:	-20.92%
Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (8/8/12)
Class A
Return Before Taxes	9.27%	13.29%	5.82%	—
Return After Taxes on Distributions	9.24%	13.25%	5.65%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	10.77%	4.87%	—
Class B
Return Before Taxes	11.06%	13.81%	5.67%	—
Class C
Return Before Taxes	15.02%	13.80%	5.65%	—
Class I
Return Before Taxes	16.25%	—	—	17.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.29%	17.94%	7.40%	24.61%
MSCI ACWI Index (net) (reflects no deduction for fees, expenses or taxes)	22.80%	14.92%	7.17%	20.93%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI ACWI Index (net) is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.
Virtus Global Opportunities Fund73

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
  Matthew Benkendorf,  a Director at Vontobel, is a manager of the fund. Mr. Benkendorf has served as a Portfolio Manager of the fund since January 2009.
>
  Rajiv Jain,  a Managing Director of Vontobel, is a manager of the fund. Mr. Jain has served as a Portfolio Manager of the fund since January 2009.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
74Virtus Global Opportunities Fund

Virtus Global Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	1.10%	1.10%			1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(e)	Non	e
Other Expenses(d)	0.36%	0.36%			0.36%
Acquired Fund Fees and Expenses(c)	0.25%	0.25%			0.25%
Recapture of Previously Waived Expenses	0.04%	0.04%			0.04%
Total Annual Fund Operating Expenses	2.00%	2.75%			1.75%
Less: Fee Waiver	—	(0.03)	%(e)		—
Total Annual Fund Operating Expenses After Fee Waiver	2.00%	2.72%			1.75%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
(e)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$766	$1,166	$1,591	$2,768
Class C	Sold	$375	$844	$1,440	$3,051
	Held	$275	$844	$1,440	$3,051
Class I	Sold or Held	$178	$551	$949	$2,062
Virtus Global Premium AlphaSector Fund75

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 194% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund allocates net assets to U.S. Equity and International Equity. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The fund may also invest in stocks (without restriction as to market capitalization) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from a model allocation if it is determined that tracking the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Under normal circumstances, the fund intends to allocate at least 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
76Virtus Global Premium AlphaSector Fund

>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q4/2013:	7.21%	Worst Quarter:	Q2/2012:	-1.94%
Virtus Global Premium AlphaSector Fund77

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	12.20%	6.97%
Return After Taxes on Distributions	11.29%	6.64%
Return After Taxes on Distributions and Sale of Fund Shares	7.25%	5.41%
Class C
Return Before Taxes	18.35%	8.49%
Class I
Return Before Taxes	19.43%	9.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.46%
MSCI World Index (net)(reflects no deduction for fees, expenses or taxes)	26.68%	12.49%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in March 2011.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in March 2011.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
78Virtus Global Premium AlphaSector Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Premium AlphaSector Fund79

Virtus Global Real Estate Securities Fund
Investment Objective
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.39%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$732	$1,063	$1,415	$2,407
Class C	Sold	$342	$745	$1,275	$2,726
	Held	$242	$745	$1,275	$2,726
Class I	Sold or Held	$142	$440	$761	$1,669
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.
80Virtus Global Real Estate Securities Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund provides global exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trusts (“REITs”).
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund, under normal market conditions, will hold at least 40% of its assets in non-U.S. issuers. Additionally, the fund normally invests in real estate-related securities of issuers in developed countries; however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Virtus Global Real Estate Securities Fund81

The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2010:	17.74%	Worst Quarter:	Q3/2011:	-16.99%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/2/09)
Class A
Return Before Taxes	-4.73%	23.84%
Return After Taxes on Distributions	-5.44%	21.71%
Return After Taxes on Distributions and Sale of Fund Shares	-2.44%	18.83%
Class C
Return Before Taxes	0.36%	24.45%
Class I
Return Before Taxes	1.36%	25.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	24.85%
FTSE EPRA/NAREIT Developed Rental Index (net) (reflects no deduction for fees, expenses or taxes)	2.13%	25.78%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The FTSE EPRA/NAREIT Developed Rental Index is a free-float market capitalization index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The FTSE EPRA/NAREIT Index (net) is calculated on a total-return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may
82Virtus Global Real Estate Securities Fund

be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.
Portfolio Management
>
  Geoffrey P. Dybas, CFA,  Senior Vice President, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since inception in March 2009.
>
  Frank J. Haggerty, Jr., CFA,  Senior Vice President, Portfolio Manager and Senior Real Estate Securities Analyst at Duff & Phelps, is a manager of the fund. Mr. Haggerty has served as a Portfolio Manager of the fund since inception in March 2009.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Real Estate Securities Fund83

Virtus Greater Asia ex Japan Opportunities Fund
Investment Objective
The fund has an investment objective of long term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(d)	1.55%	1.55%	1.55%
Acquired Fund Fees and Expenses(c)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.81%	3.56%	2.56%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$843	$1,396	$1,974	$3,532
Class C	Sold	$459	$1,091	$1,845	$3,827
	Held	$359	$1,091	$1,845	$3,827
Class I	Sold or Held	$259	$796	$1,360	$2,895
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
84Virtus Greater Asia ex Japan Opportunities Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to offer investors exposure to Asian market economies, with the exception of Japan, through well- established companies. The portfolio invests in what the subadviser believes to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities, exchange traded funds or equity-linked instruments of issuers located in Asia (excluding Japan), including issuers in emerging markets. Equity-linked securities are hybrid debt securities whose return is connected to an underlying equity, usually a stock. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Virtus Greater Asia ex Japan Opportunities Fund85

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2010:	17.70%	Worst Quarter:	Q3/2011:	-11.67%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (4/21/09)
Class A
Return Before Taxes	-9.62%	13.00%
Return After Taxes on Distributions	-10.40%	11.63%
Return After Taxes on Distributions and Sale of Fund Shares	-4.50%	10.44%
Class C
Return Before Taxes	-4.77%	13.58%
Class I
Return Before Taxes	-3.84%	14.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.52%
MSCI AC Asia Pacific ex Japan Index (net) (reflects no deduction for fees, expenses or taxes)	3.41%	15.78%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI AC Asia Pacific ex Japan Index (net) is a free float-adjusted market capitalization weighted index measuring the equity market performance of developed and emerging markets in Asia (excluding Japan), as well as Australia and New Zealand. The MSCI AC Asia Pacific ex Japan Index (net) is calculated on a total-return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
86Virtus Greater Asia ex Japan Opportunities Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
  Brian Bandsma,  Portfolio Manager at Vontobel. Mr. Bandsma has served as a Co-Portfolio Manager of the fund since March 2013.
>
  Rajiv Jain,  Managing Director at Vontobel. Mr. Jain has served as the Lead Portfolio Manager of the fund since March 2013, and served as the sole Portfolio Manager of the fund from inception in April 2009 through February 2013.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Greater Asia ex Japan Opportunities Fund87

Virtus Greater European Opportunities Fund
Investment Objective
The fund has an investment objective of long term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	1.00%	1.00%	1.00%
Aquired Fund Fees and Expenses(d)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$777	$1,198	$1,644	$2,876
Class C	Sold	$389	$886	$1,508	$3,185
	Held	$289	$886	$1,508	$3,185
Class I	Sold or Held	$189	$585	$1,006	$2,180
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 75% of the average value of its portfolio.
88Virtus Greater European Opportunities Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to offer investors exposure to European market economies through well-established companies. The securities selected for inclusion in the fund are believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located in Europe, including issuers in emerging markets countries. Equity-linked securities are hybrid debt securities whose return is connected to an underlying equity, usually a stock. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Virtus Greater European Opportunities Fund89

The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2012:	11.53%	Worst Quarter:	Q3/2011:	-13.30%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (4/21/09)
Class A
Return Before Taxes	5.58%	15.45%
Return After Taxes on Distributions	5.00%	14.57%
Return After Taxes on Distributions and Sale of Fund Shares	3.75%	12.79%
Class C
Return Before Taxes	11.30%	16.07%
Class I
Return Before Taxes	12.34%	17.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.52%
MSCI Europe Index (net) (reflects no deduction for fees, expenses or taxes)	25.23%	16.89%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index measuring the equity market performance of the developed markets in Europe. The MSCI Europe Index (net) is calculated on a total-return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may
90Virtus Greater European Opportunities Fund

be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
  Matthew Benkendorf,  Executive Director at Vontobel. Mr. Benkendorf has served as the Lead Portfolio Manager of the fund since March 2013, and served as the sole Portfolio Manager of the fund from inception in April 2009 through February 2013.
>
  Rajiv Jain,  Managing Director at Vontobel. Mr. Jain has served as a Co-Portfolio Manager of the fund since March 2013.
>
  Daniel Kranson, CFA,  Portfolio Manager at Vontobel. Mr. Kranson has served as a Co-Portfolio Manager of the fund since March 2013.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Greater European Opportunities Fund91

Virtus Herzfeld Fund
Investment Objective
The fund has investment objectives of seeking capital appreciation and current income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	1.73%	1.73%	1.73%
Acquired Fund Fees and Expenses(d)	1.28%	1.28%	1.28%
Total Annual Fund Operating Expenses	4.26%	5.01%	4.01%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$978	$1,793	$2,620	$4,742
Class C	Sold	$601	$1,503	$2,504	$5,007
	Held	$501	$1,503	$2,504	$5,007
Class I	Sold or Held	$403	$1,221	$2,055	$4,214
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from inception (September 5, 2012) through its fiscal year end (September 30, 2012), the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
92Virtus Herzfeld Fund

Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The overall investment philosophy is predicated on recognizing the recurring valuation patterns found in the closed-end fund industry and capitalizing on opportunities in a systematic manner. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including exchange-traded funds (“ETFs”), equity securities, including common and preferred stocks, cash, and/or short term cash equivalents.
The fund primarily invests in closed-end funds whose principal investments strategies include one or more of the following:
Domestic Funds
•
  Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond
•
  Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General, Equity— Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond
•
  Loan Participation
•
  Mortgage-Backed
•
  Multi-Strategy
Non-U.S. Funds
•
  Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend
•
  Global Fixed Income
•
  Global Multi-Strategy
The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any underlying investment companies in which the fund invests. The principal risks of investing in the fund are:
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  Closed-End Funds Risk.  The risk that closed-end funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value, which may affect whether the fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.
Virtus Herzfeld Fund93

The principal risks attributable to the underlying investment companies in which the fund invests are:
>
  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
>
  Convertible Securities Risk.  The fund’s investments in convertible securities subject the fund to the risks associated with both fixed-income securities and common stocks, in addition to the risk that a convertible security may be called for redemption at a time and price unfavorable to the fund.
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity- linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Income Risk.  The risk that income received from the fund will vary widely over the short- and long-term.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more
94Virtus Herzfeld Fund

vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.
>
  Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
>
  Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.
>
  Loan Participation Risk.  The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Master Limited Partnership (MLP) Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLP’s underlying assets.
>
  Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.
>
  Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.
>
  Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.
>
  Derivatives Risk.  The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  Short Sales Risk.  The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
>
  Tax-Exempt Securities Risk.  The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities, or that the tax-exempt status of such securities may be lost or limited.
>
  Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.
Virtus Herzfeld Fund95

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  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
>
  Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	5.52%	Worst Quarter:	Q2/2013:	-3.45%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	2.14%	4.24%
Return After Taxes on Distributions	0.67%	2.84%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	2.69%
Class C
Return Before Taxes	7.58%	8.23%
Class I
Return Before Taxes	8.66%	9.31%
MSCI AC World Index (net) (reflects no deduction of fees, expenses or taxes)	22.80%	22.65%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	-1.23%
Composite: 60% MSCI AC World Index (net)/40% Barclays U.S. Aggregate (reflects no deduction for fees, expenses or taxes)	12.32%	12.59%
96Virtus Herzfeld Fund

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”).
Portfolio Management
>
  Erik M. Herzfeld,  Managing Director at Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Thomas J. Herzfeld,  Chairman of Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Herzfeld Fund97

Virtus High Yield Fund
Investment Objective
The fund has a primary investment objective of high current income, with a secondary investment objective of capital growth.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses(c)	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.05%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$502	$772	$1,061	$1,884
Class B	Sold	$608	$843	$1,103	$2,187
	Held	$208	$643	$1,103	$2,187
Class C	Sold	$308	$643	$1,103	$2,379
	Held	$208	$643	$1,103	$2,379
Class I	Sold or Held	$107	$334	$579	$1,283
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
98Virtus High Yield Fund

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund is appropriate for investors seeking diversification and the potential rewards associated with investing in high-yield fixed income securities. High-yield fixed income securities are those that are rated below investment grade. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Barclay’s U.S. High Yield 2% Issuer Capped Index. Under normal circumstances, the fund invests at least 80% of its assets in high yield fixed income securities.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Virtus High Yield Fund99

>
  Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.
>
  U.S. Government Securities Risk.  The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	11.27%	Worst Quarter:	Q4/2008:	-14.67%
100Virtus High Yield Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (8/8/12)
Class A
Return Before Taxes	2.22%	12.58%	5.27%	—
Return After Taxes on Distributions	-0.41%	9.71%	2.62%	—
Return After Taxes on Distributions and Sale of Fund Shares	1.22%	8.74%	2.96%	—
Class B
Return Before Taxes	1.57%	12.65%	4.89%	—
Class C
Return Before Taxes	5.51%	12.66%	4.88%	—
Class I
Return Before Taxes	6.47%	—	—	8.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.02%	4.44%	4.55%	-0.82%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	7.44%	18.96%	8.61%	9.18%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
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  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since December 2011.
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  Kyle A. Jennings, CFA,  Senior Managing Director at Newfleet, is a manager of the fund. Mr. Jennings has served as a Portfolio Manager of the fund since December 2011.
>
  Francesco Ossino,  Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has served as a Portfolio Manager of the fund since August 2012.
>
  Jonathan R. Stanley, CFA,  Director of Fixed Income Research at Newfleet, is a manager of the fund. Mr. Stanley has served as a Portfolio Manager of the fund since August 2012.
Virtus High Yield Fund101

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
102Virtus High Yield Fund

Virtus International Equity Fund
Investment Objective
The fund has an investment objective of long term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	3.01%	3.01%	3.01%
Total Annual Fund Operating Expenses	4.11%	4.86%	3.86%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$964	$1,753	$2,555	$4,626
Class C	Sold	$586	$1,461	$2,439	$4,894
	Held	$486	$1,461	$2,439	$4,894
Class I	Sold or Held	$388	$1,178	$1,986	$4,087
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 277% of the average value of its portfolio.
Virtus International Equity Fund103

Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located outside of the United States. The fund invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size.
The fund seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. In evaluating securities for inclusion in the fund, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the sub-adviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
104Virtus International Equity Fund

The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2012:	7.52%	Worst Quarter:	Q3/2011:	-13.59%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/16/2010)
Class A
Return Before Taxes	8.96%	8.70%
Return After Taxes on Distributions	3.20%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	6.51%
Class C
Return Before Taxes	14.69%	9.70%
Class I
Return Before Taxes	15.76%	10.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	18.79%
MSCI EAFE® Index (net) (reflects no deduction for fees, expenses or taxes)	22.78%	10.35%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may
Virtus International Equity Fund105

be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Euclid Advisors LLC, an affiliate of VIA.
Portfolio Management
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  Frederick A. Brimberg,  Senior Managing Director and Senior Portfolio Manager at Euclid, is the manager of the fund. Mr. Brimberg has served as the Portfolio Manager of the fund since May 2013.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
106Virtus International Equity Fund

Virtus International Real Estate Securities Fund
Investment Objective
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$741	$1,089	$1,460	$2,499
Class C	Sold	$351	$773	$1,321	$2,816
	Held	$251	$773	$1,321	$2,816
Class I	Sold or Held	$151	$468	$808	$1,768
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Virtus International Real Estate Securities Fund107

Investments, Risks and Performance
Principal Investment Strategies
The fund provides international exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trusts (“REITs”).
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
>
  Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
108Virtus International Real Estate Securities Fund

The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2009:	31.59%	Worst Quarter:	Q4/2008:	-30.74%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (10/1/07)
Class A
Return Before Taxes	-4.49%	13.60%	-1.70%
Return After Taxes on Distributions	-4.78%	11.83%	-3.05%
Return After Taxes on Distributions and Sale of Fund Shares	-1.98%	10.67%	-1.46%
Class C
Return Before Taxes	0.47%	14.13%	-1.52%
Class I
Return Before Taxes	1.57%	15.29%	-0.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	5.18%
FTSE EPRA/NAREIT Developed Rental ex-U.S. Index (net) (reflects no deduction for fees, expenses or taxes)	3.33%	15.49%	-1.84%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The FTSE EPRA/NAREIT Developed Rental ex-U.S. Index is a free-float market capitalization index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The FTSE EPRA/NAREIT Developed Rental ex-U.S. Index (net) is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by
Virtus International Real Estate Securities Fund109

non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.
Portfolio Management
>
  Geoffrey P. Dybas, CFA,  Senior Vice President, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since inception in 2007.
>
  Frank J. Haggerty, Jr., CFA,  Senior Vice President, Portfolio Manager and Senior Real Estate Securities Analyst at Duff & Phelps, is a manager of the fund. Mr. Haggerty has served as primary Portfolio Manager of the fund since inception in 2007.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
110Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	1.18%	1.18%	1.18%
Acquired Fund Fees and Expenses(d)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.45%	3.20%	2.20%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$809	$1,295	$1,805	$3,201
Class C	Sold	$423	$986	$1,674	$3,503
	Held	$323	$986	$1,674	$3,503
Class I	Sold or Held	$223	$688	$1,180	$2,534
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Virtus International Small-Cap Fund111

Investments, Risks and Performance
Principal Investment Strategies
The fund pursues capital appreciation in the small-cap international arena. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Small Market Capitalization Companies Risk.  The risk that the fund’s investments in small market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
112Virtus International Small-Cap Fund

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	11.51%	Worst Quarter:	Q2/2013:	0.75%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	22.03%	21.79%
Return After Taxes on Distributions	21.32%	21.21%
Return After Taxes on Distributions and Sale of Fund Shares	12.86%	16.64%
Class C
Return Before Taxes	28.54%	26.38%
Class I
Return Before Taxes	29.89%	27.66%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	25.91%
MSCI AC World Ex U.S. Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	19.73%	23.76%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI AC World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and is not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for
Virtus International Small-Cap Fund113

other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.
Portfolio Management
>
  Craig Stone,  Senior Research Analyst at Kayne. Mr. Stone has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Craig Thrasher, CFA,  Research Analyst at Kayne. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
114Virtus International Small-Cap Fund

Virtus Low Volatility Equity Fund
Investment Objective
The fund has investment objectives of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.81%	0.81%	0.81%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.10%	2.85%	1.85%
Less: Expense Reimbursement(d)	(0.55)%	(0.55)%	(0.55)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	2.30%	1.30%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
(d)
  The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.55% for Class A Shares, 2.30% for Class C Shares and 1.30% for Class I Shares through January 31, 2015. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$724	$1,145
Class C	Sold	$333	$831
	Held	$233	$831
Class I	Sold or Held	$132	$528
Virtus Low Volatility Equity Fund115

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from inception (June 11, 2013) through its fiscal year end (September 30, 2013), the fund's portfolio turnover rate was 0% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to provide investors with long-term returns similar to U.S. large capitalization stocks with less volatility by:
•
  investing in a portfolio of primarily ETFs designed to produce returns generally in line with the broad U.S. equity market, although the fund may invest directly in large capitalization U.S. equity securities,
•
  selling (writing) equity index call options, and
•
  buying call options on CBOE Volatility Index® (VIX®) futures.
Writing index call options and buying call options on VIX futures are both techniques for limiting the volatility of the fund’s portfolio. Writing index call options is a way to monetize volatility, enhancing the fund’s risk-adjusted return as compared with an all-equity portfolio and providing steady cash flow. However, it also reduces the fund’s ability to profit from increases in the value of its equity portfolio. Buying call options on VIX futures is designed to protect the fund from a significant market decline over a short period of time because the value of a call option on VIX futures generally increases as stock prices decrease, and decreases as those stocks prices increase. By employing techniques to limit the risks associated with the U.S. large capitalization stocks represented in its portfolio, the fund expects its portfolio to experience less volatility than a portfolio of U.S. large capitalization stocks alone.
Under normal circumstances, the fund intends to invest at least 80% of its net assets in equity securities, which include ETFs representing the equity securities markets.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Call Options Risks.  The risk that selling index call options may limit the fund’s opportunity to profit from increases in the value of its equity portfolio, and the risk that buying call options may result in the loss of the premium paid for those options.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
116Virtus Low Volatility Equity Fund

>
  Low Volatility Strategy Risk.  The risk that the fund’s techniques for limiting portfolio volatility will not be successful, will cause the fund’s portfolio to underperform its benchmark, or will cause the fund to lose money.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The fund has not had a full calendar year of operations; therefore, performance information is not shown here.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Rampart Investment Management Company, LLC (“Rampart”), an affiliate of VIA.
Portfolio Management
>
  Brendan R. Finneran,  Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since inception in June 2013.
>
  Robert F. Hofeman, Jr.,  Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since inception in June 2013.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Low Volatility Equity Fund117

Virtus Multi-Sector Intermediate Bond Fund
Investment Objective
The fund has investment objectives of maximizing current income while preserving capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses(c)	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.09%	1.84%	1.84%	0.84%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$482	$709	$953	$1,654
Class B	Sold	$587	$779	$995	$1,962
	Held	$187	$579	$995	$1,962
Class C	Sold	$287	$579	$995	$2,159
	Held	$187	$579	$995	$2,159
Class I	Sold or Held	$86	$268	$466	$1,037
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
118Virtus Multi-Sector Intermediate Bond Fund

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate high current income and total return while preserving capital by applying extensive credit research and a time-tested approach designed to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 14 sectors in an effort to increase return potential and reduce risk.
Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average maturity of between three and 10 years and that are in one of the following market sectors:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations, real estate mortgage investment conduits and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets countries;
•
  Investment grade securities of U.S. and non-U.S issuers; and
•
  High yield debt instruments, including bank loans (which are generally floating rate), of U.S. and non-U.S. issuers.
The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.
Virtus Multi-Sector Intermediate Bond Fund119

>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	16.15%	Worst Quarter:	Q4/2008:	-14.37%
120Virtus Multi-Sector Intermediate Bond Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	-1.65%	13.29%	5.75%	—
Return After Taxes on Distributions	-4.29%	10.62%	3.37%	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.76%	9.51%	3.50%	—
Class B
Return Before Taxes	-2.39%	13.31%	5.36%	—
Class C
Return Before Taxes	1.40%	13.33%	5.38%	—
Class I
Return Before Taxes	2.44%	—	—	8.82%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%	3.79%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is the manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since 1995, and co-managed the fund from 1994 to 1995.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Virtus Multi-Sector Intermediate Bond Fund121

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
122Virtus Multi-Sector Intermediate Bond Fund

Virtus Multi-Sector Short Term Bond Fund
Investment Objective
The fund has investment objectives of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%		Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	2.00	%(b)	Non	e	Non	e	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I		Class T
Management Fees	0.47%	0.47%	0.47%	0.47%		0.47%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	0.75%	0.50%	Non	e	1.00%
Other Expenses(c)	0.26%	0.26%	0.26%	0.26%		0.26%
Total Annual Fund Operating Expenses	0.98%	1.48%	1.23%	0.73%		1.73%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year. The deferred sales charge is imposed on Class T Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$323	$530	$754	$1,399
Class B	Sold	$298	$444	$740	$1,280
	Held	$148	$444	$740	$1,280
Class C	Sold or Held	$125	$390	$676	$1,489
Class I	Sold or Held	$75	$233	$406	$906
Class T	Sold	$273	$519	$865	$1,730
	Held	$173	$519	$865	$1,730
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
Virtus Multi-Sector Short Term Bond Fund123

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income with an emphasis on maintaining low volatility and overall short duration by investing primarily in higher quality, more liquid securities across 14 bond market sectors. The fund utilizes a value-oriented, research driven approach that seeks to strategically overweight undervalued sectors while applying strict risk controls.
Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are fixed income debt obligations of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations, real estate mortgage investment conduits and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;
•
  Investment grade securities; and
•
  High yield-high risk fixed income securities (so called “junk bonds”).
The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
124Virtus Multi-Sector Short Term Bond Fund

>
  Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	10.79%	Worst Quarter:	Q4/2008:	-9.05%
Virtus Multi-Sector Short Term Bond Fund125

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (6/6/08)
Class A
Return Before Taxes	-0.77%	9.88%	4.77%	—
Return After Taxes on Distributions	-2.28%	8.01%	2.99%	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.44%	7.04%	2.99%	—
Class B
Return Before Taxes	-0.45%	9.84%	4.48%	—
Class C
Return Before Taxes	1.24%	10.10%	4.74%	—
Class I
Return Before Taxes	1.77%	10.65%	—	6.66%
Class T
Return Before Taxes	0.74%	9.58%	4.22%	—
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%	4.65%
BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index (reflects no deduction for fees, expenses or taxes)	1.93%	5.97%	3.85%	4.01%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated BBB and A by Standard and Poor’s with maturities between one and three years. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is the manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since 1993.
126Virtus Multi-Sector Short Term Bond Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Multi-Sector Short Term Bond Fund127

Virtus Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver	1.62%	2.37%	1.37%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$730	$1,057	$1,406	$2,386
Class C	Sold	$340	$739	$1,265	$2,706
	Held	$240	$739	$1,265	$2,706
Class I	Sold or Held	$139	$434	$750	$1,646
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 140% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the Premium AlphaSector® Index (ASRP), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality
128Virtus Premium AlphaSector Fund

short-term securities. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The fund has the flexibility to be invested in any combination of the sector ETFs and/or securities, a combination of sector ETFs and/or securities and high-quality short-term securities, or 100% in high-quality short- term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from tracking the Premium AlphaSector® Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
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  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
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  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
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  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
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  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
Virtus Premium AlphaSector Fund129

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  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	10.75%	Worst Quarter:	Q3/2011:	-9.45%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (7/1/10)
Class A
Return Before Taxes	21.81%	15.21%
Return After Taxes on Distributions	20.77%	14.83%
Return After Taxes on Distributions and Sale of Fund Shares	12.88%	12.01%
Class C
Return Before Taxes	28.30%	16.30%
Class I
Return Before Taxes	29.58%	17.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.80%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.
130Virtus Premium AlphaSector Fund

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
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  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in July 2010.
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  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in July 2010.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Premium AlphaSector Fund131

Virtus Real Estate Securities Fund
Investment Objective
The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.40%	2.15%	2.15%	1.15%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$709	$993	$1,297	$2,158
Class B	Sold	$618	$873	$1,154	$2,292
	Held	$218	$673	$1,154	$2,292
Class C	Sold	$318	$673	$1,154	$2,483
	Held	$218	$673	$1,154	$2,483
Class I	Sold or Held	$117	$365	$633	$1,398
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
132Virtus Real Estate Securities Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund offers exposure to the equity real estate investment trust (“REIT”) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis designed to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.
Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Real Estate Securities Fund133

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2009:	32.91%	Worst Quarter:	Q4/2008:	-38.73%
Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (12/29/06)
Class A
Return Before Taxes	-5.58%	14.51%	7.97%	—
Return After Taxes on Distributions	-7.44%	13.59%	6.99%	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.01%	11.39%	6.25%	—
Class B
Return Before Taxes	-4.25%	14.99%	7.79%	—
Class C
Return Before Taxes	-0.53%	15.00%	7.81%	—
Class I
Return Before Taxes	0.45%	16.17%	—	1.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%	6.12%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	2.47%	16.50%	8.42%	1.71%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified REITs, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The indexes are calculated on a total return basis with dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
134Virtus Real Estate Securities Fund

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.
Portfolio Management
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  Geoffrey P. Dybas, CFA,  Senior Vice President, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since 1998.
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  Frank J. Haggerty, Jr., CFA,  Senior Vice President, Portfolio Manager and Senior Real Estate Securities Analyst at Duff & Phelps, is a manager of the fund. Mr. Haggerty has served as a Portfolio Manager of the fund since 2007.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Real Estate Securities Fund135

Virtus Senior Floating Rate Fund
Investment Objective
The fund has an investment objective of high total return from both current income and capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses(c)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.97%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$396	$652	$927	$1,712
Class C	Sold	$300	$618	$1,062	$2,296
	Held	$200	$618	$1,062	$2,296
Class I	Sold or Held	$99	$309	$536	$1,190
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.
136Virtus Senior Floating Rate Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund offers the potential for attractive total return and income by investing primarily in non-investment grade bank loans with a focus on higher quality companies within a rating tier. Using extensive credit and company analysis and monitoring, the subadviser looks for those securities with strong total return potential while maintaining an emphasis on managing risk.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of senior floating rate loans (“Senior Loans”). The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including Yankee bonds. The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps.
The fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
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  Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.
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  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
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  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
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  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
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  Leverage Risk.  The risk that the value of the fund’s shares will be more volatile or that the fund will incur a loss greater than the fund’s investment in a given security when leverage is used.
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  Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.
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  Loan Participation Risk.  The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Virtus Senior Floating Rate Fund137

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  Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2009:	13.58%	Worst Quarter:	Q3/2011:	-4.16%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (1/31/08)
Class A
Return Before Taxes	2.35%	11.08%	5.62%
Return After Taxes on Distributions	0.46%	8.76%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.31%	7.83%	3.46%
Class C
Return Before Taxes	4.34%	10.89%	5.34%
Class I
Return Before Taxes	5.51%	11.97%	6.37%
Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.34%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	5.29%	14.37%	6.28%
The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/ LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current
138Virtus Senior Floating Rate Fund

outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
  David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since inception in 2008.
>
  Kyle A. Jennings, CFA,  Senior Managing Director and Head of Credit Research at Newfleet, is a manager of the fund. Mr. Jennings has served as a Portfolio Manager of the fund since inception in 2008.
>
  Francesco Ossino,  Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has served as a Portfolio Manager of the fund since August 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Senior Floating Rate Fund139

Virtus Wealth Masters Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,022	$1,346	$2,263
Class C	Sold	$328	$703	$1,205	$2,585
	Held	$228	$703	$1,205	$2,585
Class I	Sold or Held	$127	$397	$686	$1,511
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
140Virtus Wealth Masters Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and, in many cases, have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of $200 million (as of September 27, 2012). The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund focuses its assets in a particular market sector, the fund is more vulnerable to conditions that negatively affect such market sector as compared to a fund that does not focus holdings in such securities.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Wealth Masters Fund141

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2013:	11.28%	Worst Quarter:	Q2/2013:	3.33%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	30.45%	26.42%
Return After Taxes on Distributions	30.43%	26.15%
Return After Taxes on Distributions and Sale of Fund Shares	17.25%	20.28%
Class C
Return Before Taxes	37.34%	31.21%
Class I
Return Before Taxes	38.69%	32.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	25.91%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Horizon Asset Management LLC (“Horizon”).
142Virtus Wealth Masters Fund

Portfolio Management
>
  Murray Stahl,  Portfolio Manager, Chairman and Chief Investment Officer at Horizon. Mr. Stahl has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Matthew Houk,  Portfolio Manager and Research Analyst at Horizon. Mr. Houk has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Wealth Masters Fund143

More Information About Fund Expenses
Virtus Investment Advisers, Inc. (“VIA”) has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class T Shares	Through Date	Type*
Virtus Allocator Premium AlphaSector Fund	1.75%	N/A	2.50%	1.50%	N/A	May discontinue at any time	V
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	N/A	May discontinue at any time	V
Virtus CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A	May discontinue at any time	V
Virtus Disciplined Equity Style Fund	1.60%	N/A	2.35%	1.35%	N/A	May discontinue at any time	V
Virtus Disciplined Select Bond Fund	1.40%	N/A	2.15%	1.15%	N/A	May discontinue at any time	V
Virtus Disciplined Select Country Fund	1.70%	N/A	2.45%	1.45%	N/A	May discontinue at any time	V
Virtus Emerging Markets Debt Fund	1.35%	N/A	2.10%	1.10%	N/A	May discontinue at any time	V
Virtus Emerging Markets Equity Income Fund	1.75%	N/A	2.50%	1.50%	N/A	May discontinue at any time	V
Virtus Emerging Markets Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A	January 31, 2015	C
Virtus Global Commodities Stock Fund	1.65%	N/A	2.40%	1.40%	N/A	May discontinue at any time	V
Virtus Global Opportunities Fund	1.55%	2.30%	2.30%	1.30%	N/A	May discontinue at any time	V
Virtus Global Premium AlphaSector Fund	1.75%	N/A	2.50%	1.50%	N/A	May discontinue at any time	V
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	N/A	May discontinue at any time	V
Virtus Greater Asia ex Japan Opportunities Fund	1.80%	N/A	2.55%	1.55%	N/A	May discontinue at any time	V
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%	N/A	May discontinue at any time	V
Virtus Herzfeld Fund	1.60%	N/A	2.35%	1.35%	N/A	May discontinue at any time	V
Virtus High Yield	1.15%	1.90%	1.90%	0.90%	N/A	May discontinue at any time	V
Virtus International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A	May discontinue at any time	V
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	N/A	May discontinue at any time	V
Virtus International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	N/A	May discontinue at any time	V
Virtus Low Volatility Equity Fund	1.55%	N/A	2.30%	1.30%	N/A	January 31, 2015	C
Virtus Multi-Sector Short Term Bond Fund	1.10%	1.60%	1.35%	0.85%	1.85%	May discontinue at any time	V
Virtus Premium AlphaSector Fund	1.70%	N/A	2.45%	1.45%	N/A	May discontinue at any time	V
Virtus Senior Floating Rate Fund**	1.20%	N/A	1.95%	0.95%	N/A	May discontinue at any time	V
Virtus Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A	May discontinue at any time	V
144Virtus Mutual Funds

(*)
  V=Voluntary, C=Contractual
(**)
  Excludes leverage expenses, if any.
Following the contractual period, if any, VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these and/or prior expense limitation arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.
For those funds operating under an expense reimbursement arrangement or fee waiver during the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class T Shares
Virtus Allocator Premium AlphaSector Fund(1)	1.89%	N/A	2.62%	1.64%	N/A
Virtus AlphaSector Rotation Fund	1.04%	N/A	1.78%	0.79%	N/A
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	N/A
Virtus CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A
Virtus Disciplined Equity Style Fund	1.84%	N/A	2.59%	1.59%	N/A
Virtus Disciplined Select Bond Fund	1.61%	N/A	2.36%	1.36%	N/A
Virtus Disciplined Select Country Fund	1.90%	N/A	2.65%	1.65%	N/A
Virtus Emerging Markets Debt Fund	1.35%	N/A	2.10%	1.10%	N/A
Virtus Emerging Markets Equity Income Fund	1.80%	N/A	2.55%	1.55%	N/A
Virtus Global Commodities Stock Fund	1.69%	N/A	2.44%	1.44%	N/A
Virtus Global Opportunities Fund(2)	1.55%	2.30%	2.30%	1.30%	N/A
Virtus Global Premium AlphaSector Fund(2)	2.00%	N/A	2.73%	1.75%	N/A
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	N/A
Virtus Greater Asia ex Japan Opportunities Fund	1.81%	N/A	2.56%	1.56%	N/A
Virtus Greater European Opportunities Fund	1.46%	N/A	2.21%	1.21%	N/A
Virtus Herzfeld Fund	2.88%	N/A	3.65%	2.63%	N/A
Virtus High Yield Fund	1.15%	1.90%	1.90%	0.90%	N/A
Virtus International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	N/A
Virtus International Small-Cap Fund	1.62%	N/A	2.37%	1.37%	N/A
Virtus Low Volatility Equity Fund	1.64%	N/A	2.39%	1.39%	N/A
Virtus Multi-Sector Short Term Bond Fund(1)	0.99%	1.49%	1.24%	0.74%	1.74%
Virtus Premium AlphaSector Fund(1)	1.62%	N/A	2.37%	1.37%	N/A
Virtus Senior Floating Rate Fund(1)	1.22%	N/A	1.97%	0.97%	N/A
Virtus Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A
(1)
  Fund expenses currently below capped level.
(2)
  Includes recoupment of fees waived and/or expenses reimbursed by the Adviser.
Virtus Mutual Funds145

More Information About Investment Objectives and Principal Investment Strategies
The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective(s).
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.
146Virtus Mutual Funds

Virtus Allocator Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund allocates net assets to multiple asset classes including: U.S. Equity, International Equity, Fixed Income, and Alternative. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in exchange-traded funds (“ETFs”) and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The Fixed Income allocation may be invested in ETFs and/or securities representing fixed income sectors including: high yield, investment grade corporate, mortgages, intermediate treasuries and inflation-protected treasuries (TIPS). The Alternative allocation may be invested in ETFs and/or securities representing gold, real estate and broad-based equity securities. The fund may also invest in stocks (without restriction as to market capitalization), bonds (without restriction as to credit quality) and short-term securities. The fund may invest in a basket of securities to represent a sector if it is determined that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”) are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from the model portfolio if it is determined that investing in the model portfolio is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Allocator Premium AlphaSector Fund147

Virtus AlphaSector® Rotation Fund
Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to track the AlphaSector Rotation Index (ASRX), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of extreme market weakness, the fund has the ability to move partially or fully to high-quality short-term securities.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio monthly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from tracking the AlphaSector Rotation Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
148Virtus AlphaSector Rotation Fund

Virtus Alternatives Diversifier Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level approach to investing, the fund invests in a diversified portfolio of alternative asset classes including managed futures, global real estate, global infrastructure, natural resources, commodities, currencies and floating rate securities.
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and ETFs (collectively, “underlying funds”) that employ diverse investment styles in alternative investment vehicles such as commodities, real estate investment trusts (“REITs”) and others. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.
Among the underlying funds in which the fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers including emerging markets issuers. Although the fund does not concentrate its investments, certain of the underlying funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.
The fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in affiliated and unaffiliated mutual funds, including the applicable unaffiliated ETFs.
The subadviser determines the combination of and allocation to the underlying funds based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund.
The subadviser monitors the fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.
The adviser or subadviser to each underlying fund is responsible for deciding which securities to purchase and sell for its respective underlying fund.
The fund may also invest in high-quality, short-term securities. The fund is non-diversified under federal securities laws.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Alternatives Diversifier Fund149

Virtus Bond Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from both current income and capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.
The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;
•
  Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), including short-term securities; and
•
  High-yield debt instruments, including bank loans (which are generally floating-rate).
The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.
The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays U.S. Aggregate Bond Index. As of September 30, 2013, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 5.52 years; the modified adjusted duration of the fund is expected to be similar in duration to the benchmark. Typically, for a fund maintaining a modified adjusted duration of 5.52 years, a one
150Virtus Bond Fund

percent increase in interest rates would cause a 5.52% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 5.52%.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Bond Fund151

Virtus CA Tax-Exempt Bond Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
Principal Investment Strategies:
The fund invests in municipal securities that are tax-exempt in California. California law requires that at least 50% of the fund’s assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term “bonds” includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.
Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.
Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security’s coupon rate, call features, maturity and average life.
Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.
The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
152Virtus CA Tax-Exempt Bond Fund

Virtus Disciplined Equity Style Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to outperform the Russell 3000® Index over a full market cycle in the U.S. equity market by tactically allocating net assets among six subsets of the U.S. equity universe that make up the Growth and Value equity styles as set forth below.
Growth:
•
  Large-Cap Growth
•
  Mid-Cap Growth
•
  Small-Cap Growth
Value:
•
  Large-Cap Value
•
  Mid-Cap Value
•
  Small-Cap Value
Allocations are based on a quantitative model that estimates performance trends for each pairing of these six subsets of the U.S. equity market relative to each other and uses these estimates to determine, on a weekly basis, whether the Growth or Value style is better positioned. The fund will invest assets in the equity style with the favorable aggregate score relative to the other style. The ability of the fund to outperform the Russell 3000® Index will depend on, among other things, the length of time and degree to which Growth stocks outperform Value stocks or Value stocks outperform Growth stocks in the U.S. equity market.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. Under normal circumstances, the fund intends to invest at least 80% of its assets in ETFs and/or securities representative of the bond market.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company,(ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Disciplined Equity Style Fund153

Virtus Disciplined Select Bond Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from current income and capital appreciation.
Principal Investment Strategies:
The fund seeks to maximize total return over a full market cycle in the bond market by tactically allocating net assets among six subsectors within the broad Treasury, Treasury Inflation Protected Securities (TIPS) and Corporate classifications of the bond market as set forth below:
Treasuries:
•
  Short term U.S. Treasury Securities (1-3 year maturities)
•
  Medium term U.S. Treasury Securities (7-10 year maturities)
•
  Long term U.S. Treasury securities (20+ year maturities)
Treasury Inflation Protected Securities:
•
  TIPS
Corporate Bonds:
•
  Investment Grade Corporate Bonds
•
  High Yield Corporate Securities (Junk Bonds)
Allocations are based on a quantitative model that estimates performance trends for each pairing of these six subsectors of the bond market relative to each other and uses these estimates to generate, on a weekly basis, a positive or negative signal for each of the broad Treasury, TIPS and Corporate classifications. The classifications with positive signals will receive allocations, whereas the classifications with negative signals will not.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. Under normal circumstances, the fund intends to invest at least 80% of its assets in ETFs and/or securities representative of the bond market.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
154Virtus Disciplined Select Bond Fund

Virtus Disciplined Select Country Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to outperform the MSCI EAFE® Index over a full market cycle by tactically allocating net assets among countries included in the MSCI EAFE® Index. In pursuing this strategy, the fund maintains an emphasis on preservation of capital.
Allocations are based on a quantitative model that provides a positive or negative signal, on a weekly basis, for each country evaluated. Countries with positive signals will receive allocations approximating their relative weights in the MSCI EAFE® Index. The remaining portfolio assets will be allocated to the subadviser’s “minimum volatility portfolio,” which is designed to limit downside risk. The minimum volatility portfolio is allocated equally among the four countries that, in the subadviser’s opinion, have exhibited the lowest volatility pattern historically. To mitigate concentration, geographic, and political risk, the four countries in the minimum volatility portfolio cannot be from the same geographic or political region.
Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. The fund may invest in issuers of any capitalization.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Disciplined Select Country Fund155

Virtus Dynamic AlphaSector® Fund
Non-Fundamental Investment Objective:
The Fund’s investment objective is to seek long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by taking long and short positions in ETFs and/or stocks representing the nine primary sectors of the S&P 500® Index. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.
The fund uses a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market. The fund uses this model to determine, on a weekly basis, whether a sector is projected to have positive or negative absolute performance. If positive returns are projected for a particular sector, then the fund takes a long position in one or more ETFs and/or baskets of securities representing that sector. Each sector in which the fund takes a long position will have approximately equal weighting. If a sector is projected to have negative returns, the fund takes a short position in one or more ETFs and/or baskets of securities representing that sector.
The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the fund at any time will depend on the number of sectors in which the fund takes a long position, with the maximum amount of leverage being used where the fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the fund’s net assets, including borrowings.
The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.
To the extent the fund invests primarily in ETFs, the fund will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
156Virtus Dynamic AlphaSector Fund

Virtus Emerging Markets Debt Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from current income and capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. These investments may be denominated in non-U.S. currencies or the U.S. dollar. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund’s policy of investing 80% of its assets in emerging markets fixed income securities may be changed only upon 60 days’ written notice to shareholders.
The fund will invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle-or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
The principal investment types in which the fund may invest are:
•
  Foreign government securities issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government;
•
  Investment-grade corporate debt, which is debt issued with credit ratings within the four highest rating categories of an NRSRO, or if unrated, those that the subadviser determines to be of comparable quality, including short-term securities; and
•
  High yield debt instruments, including bank loans (which are generally floating-rate).
The portfolio managers utilize a combination of top-down and bottom-up analysis in its investment process. Country analysis and allocation are done top-down, while individual securities are selected using intensive bottom-up fundamental research in constructing a well diversified portfolio.
The team follows a strict sell discipline, in which securities are sold if they become overvalued, fundamentals change, or portfolio management considerations warrant.
Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fund’s portfolio will vary within three years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2013, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 6.44 years. Typically, for an index or fund maintaining a modified adjusted duration of 6.44 years, a one percent increase in interest rates would cause a 6.44% decrease in the value of the index’s or fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the index’s or fund’s assets to increase by 6.44%.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal
Virtus Emerging Markets Debt Fund157

investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
158Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund
Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and income.
Principal Investment Strategies:
This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above-average dividends, have above-average dividend growth potential, strong balance sheets and cash flow and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The fund may also invest in American Depositary Receipts (ADRs), Exchange Traded Funds (ETFs) and Exchange Traded Notes (ETNs).
Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
In selecting securities for inclusion in the portfolio the subadviser creates a diverse universe of securities by dividing the broad market index into Regional Industry Groups (“RIGs”) and calculating an average dividend yield for each RIG. Only stocks with above average dividend yields in their respective RIG become the eligible universe of stocks.
A proprietary screening and ranking process is applied to the eligible universe to identify companies that, in the opinion of the subadviser, have the financial strength to maintain and grow their dividend payout. Among factors considered are the company’s free cash flow, dividend cover, dividend growth and total payout with the objective of identifying those companies that have chosen to generate high levels of cash and to pay a high proportion of it to their shareholders.
A portfolio optimization process is applied to the remaining stocks that have met the criteria of the subadviser to create a portfolio.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Emerging Markets Equity Income Fund159

Virtus Emerging Markets Small-Cap Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund's subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations or less that $5 billion.
Emerging markets countires generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining "location" of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer's assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs.
The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company's strength of managment, its relative competitive position in the industry and its financial structure.
A proprietary model is used to determine relative value.
The subadviser does not use allocation models to restrict the fund'sinvestment to certain regions, countries or industries. Generally , the fund invests in approximately 30-60 securities at any given time.
The subadviser's sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.
Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund's principle investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fundmay not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
160Virtus Emerging Markets Small-Cap Fund

Virtus Foreign Opportunities Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2013, the fund was invested in issuers representing approximately 20 different countries. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Foreign Opportunities Fund161

Virtus Global Commodities Stock Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of the assets in securities of companies principally engaged in the base metals, precious metals, energy, and agriculture group of industries. The fund will concentrate its investments in this commodities-related group of industries.
These companies may include, for example:
•
  mining companies that focus on minerals, and steel companies;
•
  mining companies that focus on gold and/or silver and companies producing diamonds, platinum and palladium;
•
  oil and gas producers, integrated oil companies and refiners, drillers, oil service and geophysical companies, producers of coal and uranium, issuers engaged in transportation of fuels, nuclear electrical generating companies, manufacturers of electrical generating equipment and developers of alternative fuels and electrical generating systems;
•
  fertilizer companies, farm equipment companies, seed companies, agriculture chemical companies, meat and dairy producers, grain processors, issuers engaged in rural infrastructure development, including irrigation and transportation, and in general, issuers whose businesses are tied to the production and delivery of feeds and foods, biofuels and natural fibers.
The fund is a non-diversified portfolio and will consist primarily of common and preferred stocks, but may contain commodity-related ETFs and commodities-linked notes. The fund will primarily hold securities of companies listed on global securities exchanges or quoted on established over-the-counter markets, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
The subadviser invests based on the belief that investing in commodities producer equities offers higher returns than investing directly in physical or commodities futures. The subadviser believes that as demand for end products increases, the underlying price of the commodities used to produce the end product will increase as they become more scarce.
The subadviser first determines sector weights by identifying current global investment themes and the commodities that benefit from those themes. The four sectors examined are base metals, precious metals, energy and agriculture. Once the allocation among the sectors is determined, security selection is accomplished through a combination of qualitative recommendations and a systematic process of focusing on fundamentals, investor interest and valuations.
In determining which portfolio securities to sell, the subadviser considers, among other things, whether a security has become overvalued or there has been a material change in the assessment of the company’s fundamentals, an opportunity to include a better investment idea, and/or a portfolio repositioning or reduction in sector allocation.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
162Virtus Global Commodities Stock Fund

Virtus Global Dividend Fund
Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and current income.
Principal Investment Strategies:
Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Infrastructure companies are issuers involved to a significant extent in providing energy, utility, transportation, communication, and other essential services to society and may include issuers that are structured as master limited partnerships (“MLPs”). Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization.
Infrastructure companies provide essential services to society including (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. As of September 30, 2013, the market capitalization of the issuers in which the fund was invested ranged from $1.9 billion to $180 billion. The fund’s policy of investing at least 80% of its assets in infrastructure companies may be changed only upon 60 days’ written notice to shareholders. As of September 3, 2013, the fund was invested in issuers representing 13 different countries.
The fund may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Global Dividend Fund163

Virtus Global Opportunities Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2013, the fund was invested in issuers representing approximately 18 different countries.
The fund will primarily hold securities of companies listed on established securities exchanges or quoted on an established over-the-counter market. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar investment criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets will typically be invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
164Virtus Global Opportunities Fund

Virtus Global Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Principal Investment Strategies:
The fund allocates net assets to U.S. Equity and International Equity. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The fund may also invest in stocks (without restriction as to market capitalization) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Under normal circumstances, the fund intends to allocate at least 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from the model portfolio if it is determined that tracking the model portfolio is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Global Premium AlphaSector Fund165

Virtus Global Real Estate Securities Fund
Non-Fundamental Investment Objective:
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. As of September 30, 2013, the market capitalization range of the issuers in which the fund was invested was $400 million to $54 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and to normally have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 80% of its assets in either U.S. REIT securities or non-U.S REIT-like companies. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.
The fund concentrates its assets in the real estate industry.
In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
166Virtus Global Real Estate Securities Fund

Virtus Greater Asia ex Japan Opportunities Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Asia (excluding Japan), including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2013, the fund was invested in issuers representing approximately 13 different countries. The fund’s policy of investing 80% of its assets in Greater Asia equity securities may be changed only upon 60 days’ written notice to shareholders.
The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Greater Asia ex Japan Opportunities Fund167

Virtus Greater European Opportunities Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Europe, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2013, the fund was invested in issuers representing approximately 13 different countries. The fund’s policy of investing 80% of its assets in European equity securities may be changed only upon 60 days’ written notice to shareholders.
The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
168Virtus Greater European Opportunities Fund

Virtus Herzfeld Fund
Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and current income.
Principal Investment Strategies:
Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including ETFs, equity securities, including common and preferred stocks, cash, and/or short-term cash equivalents. If the fund invests in affiliated closed-end funds, it will do so in accordance with the 1940 Act.
The fund primarily invests in closed-end funds whose principal investments strategies include one or more of the following:
Domestic Funds
•
  Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond
•
  Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General, Equity— Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond
•
  Loan Participation
•
  Mortgage-Backed
•
  Multi-Strategy
Non-U.S. Funds
•
  Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend
•
  Global Fixed Income
•
  Global Multi-Strategy
The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).
The fund seeks to invest in closed-end funds trading at excessive or unusual discount levels that the subadviser believes have an attractive probability to narrow. Discounts are evaluated and measured relative to historic premium/ discount trading patterns of the entire universe of closed-end funds, and also are specifically measured against similar closed-end funds. Selected funds are then subjected to extensive analysis of up to an additional 20+ individual factors and traded based on the subadviser’s comprehensive understanding of each individual fund’s characteristics and four decades of in-depth experience trading the industry.
Specific factors evaluated include, but are not limited to:
•
  Distribution yield
•
  Distribution policies/sources of distributions
•
  Loss carry forwards
•
  Income ratio
•
  Expense ratio
•
  Liquidity
•
  Trading volatility
•
  Portfolio holdings
Virtus Herzfeld Fund169

•
  Correlation analysis
•
  Leverage profile/characteristics
•
  Anti-takeover provisions
•
  “Lifeboat” provisions
•
  Special situations
•
  Vulnerability to dissident activity
•
  Corporate governance issues
•
  Regulatory concerns
•
  Management reputation
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
170Virtus Herzfeld Fund

Virtus High Yield Fund
Non-Fundamental Investment Objective:
The fund has a primary investment objective of high current income and a secondary objective of capital growth.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities. The fund’s policy of investing 80% of its assets in high yield fixed income securities may be changed only upon 60 days’ written notice to shareholders.
The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.
•
  The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.
•
  The subadviser considers credit research an integral component of its high yield investment process. The manager invests across the credit rating spectrum.
•
  Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.
The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. As of September 30, 2013, the modified adjusted duration of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index was 4.26 years; the modified adjusted duration of the fund was 4.01 years. Typically, for a fund maintaining a modified adjusted duration of 4.01 years, a one percent increase in interest rates would cause a 4.01% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 4.01%.
The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus High Yield Fund171

Virtus International Equity Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located outside of the United States. The fund invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
The Fund seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the fund, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by low absolute volatility and downside protection.
In determining which portfolio securities to sell, the subadviser considers, among other things; whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
172Virtus International Equity Fund

Virtus International Real Estate Securities Fund
Non-Fundamental Investment Objective:
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country, if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. As of September 30, 2013, the market capitalization range of the issuers in which the fund was invested was $400 million to $24 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and normally to have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.
The fund concentrates its assets in the real estate industry.
In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus International Real Estate Securities Fund173

Virtus International Small-Cap Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion.
The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs. The fund may invest in emerging markets issuers.
The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure.
A proprietary model is used to determine relative value.
Generally, the fund invests in approximately 30-60 securities at any given time.
The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
174Virtus International Small-Cap Fund

Virtus Low Volatility Equity Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
Principal Investment Strategies:
The fund seeks to provide investors with long-term returns similar to U.S. large capitalization stocks with less volatility by:
•
  investing in a portfolio of primarily ETFs designed to produce returns generally in line with the broad U.S. equity market, although the fund may invest directly in large capitalization U.S. equity securities,
•
  selling (writing) equity index call options, and
•
  buying call options on CBOE Volatility Index® (VIX®) futures.
Writing index call options and buying call options on VIX futures are both techniques for limiting the volatility of the fund’s portfolio. Writing index call options is a way to monetize volatility, enhancing the fund’s risk-adjusted return as compared with an all-equity portfolio and providing steady cash flow. However, it also reduces the fund’s ability to profit from increases in the value of its equity portfolio. Buying call options on VIX futures is designed to protect the fund from a significant market decline over a short period of time because the value of a call option on VIX futures generally increases as stock prices decrease, and decreases as those stocks prices increase. By employing techniques to limit the risks associated with the U.S. large capitalization stocks represented in its portfolio, the fund expects its portfolio to experience less volatility than a portfolio of U.S. large capitalization stocks alone.
Under normal circumstances, the fund intends to invest at least 80% of its net assets in equity securities, including ETFs representing the equity securities markets.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Low Volatility Equity Fund175

Virtus Multi-Sector Intermediate Bond Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of maximizing current income while preserving capital.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average maturity of between three and 10 years and that are in one of the following market sectors:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets countries;
•
  Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities, of U.S. and non-U.S. issuers;
•
  High yield debt instruments, including bank loans (which are generally floating rate), of U.S. and non-U.S. issuers.
The fund may invest in all or some of these sectors. If, after the time of investment, the rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays U.S. Aggregate Bond Index. As of September 30, 2013, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 5.52 years; the modified adjusted duration of the fund was 4.07 years. Typically, for a fund maintaining a modified adjusted duration of 4.07 years, a one percent increase in interest rates would cause a 4.07% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.07%.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
176Virtus Multi-Sector Intermediate Bond Fund

Virtus Multi-Sector Short Term Bond Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor’s Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody’s Investors Service or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.
The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:
•
  Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
•
  Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;
•
  Investment-grade securities; and
•
  High yield-high risk fixed income securities (so-called “junk bonds”).
The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration will range from one to three years. As of September 30, 2013, the modified adjusted duration of the fund’s benchmark, the BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index was 1.93 years.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Multi-Sector Short Term Bond Fund177

Virtus Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to track the Premium AlphaSector® Index (ASRP), a public index published by NASDAQ. The fund may invest in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of extreme market weakness, the fund has the ability to move partially or fully to high-quality short-term securities.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from tracking the Premium AlphaSector Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
178Virtus Premium AlphaSector Fund

Virtus Real Estate Securities Fund
Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
The fund concentrates its assets in the real estate industry.
The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate in an effort to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may invest in issuers of any capitalization. As of September 30, 2013, the market capitalization range of the issuers in which the fund was invested was $1 billion to $54 billion.
The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Real Estate Securities Fund179

Virtus Senior Floating Rate Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from both current income and capital appreciation.
Principal Investment Strategies:
The fund will pursue its investment objectives primarily through investment in a portfolio of senior floating rate loans (“Senior Loans”) made to U.S. and foreign borrowers that are corporations, partnerships and other business entities (“Borrowers”). Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The fund’s policy of investing 80% of its assets in a portfolio of Senior Loans may be changed only upon 60 days’ written notice to shareholders.
Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate, such as the London Inter-Bank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate. The fund will purchase Senior Loans primarily through assignments, but may also purchase participation interests in Senior Loans. An assignment represents a portion of a Senior Loan attributable to a lender. With an assignment, the fund becomes a lender for purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. With participation interests, the fund does not become a lender under the original loan documentation.
The Fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., Standard & Poor’s Corporation and Moody’s Investors Service) (also known as junk bonds) or that are unrated but considered by the subadviser to be of comparable quality. The subadviser relies, to a significant degree, on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.
The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit linked notes, and swaps.
The fund may invest in subordinated Senior Loans, unsecured Senior Loans, adjustable rate loans, structured notes, fixed-rate obligations and other debt securities.
The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including yankee bonds.
The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the fund borrows more money than its cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The subadviser’s investment process is fundamentally driven and employs a value approach. The subadviser seeks to identify attractive industries, themes, and risk levels. The subadviser performs extensive credit and company analysis, i.e. management, loan structure, and financials, in its security selection process, which focuses on higher quality companies within each rating tier. The portfolio construction process utilizes both macro economic and fundamental analysis, and emphasizes portfolio diversification.
Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
180Virtus Senior Floating Rate Fund

Virtus Wealth Masters Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (ticker: RCH), a public index maintained by Horizon Kinetics LLC, an affiliate of the subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and have accumulated a substantial amount of their personal wealth through the companies that they manage. The manager believes that companies managed or influenced by individuals who have created significant wealth in their companies will outperform other companies because those managers tend to prioritize creation of long-term shareholder value over the shorter-term considerations that are typical of other corporate management. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
  The company must have an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data)
•
  The wealth individual must own at least $100 million of the common equity
•
  The company must be listed on a U.S. exchange
•
  The company must be an operating company and not a closed-end fund, ETF or limited partnership
•
  The market capitalization must be in excess of $200 million
•
  The trailing three month average daily value traded must be greater than $2 million
•
  In the case of initial public offerings, the component security must have been publicly listed for at least two years
The index is equally weighted and is reviewed and rebalanced quarterly.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
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More Information About Risks Related to Principal Investment Strategies
Each of the funds may not achieve its objectives, and each is not intended to be a complete investment program.
Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in the funds are identified in the below table and described in detail following the table. For certain funds, the indicated risks apply indirectly through the fund’s investments in other investment companies or closed-end funds. In order to determine which risks are principal risks for a fund, please refer to the table below.

Risks	Virtus Allocator Premium Alpha Sector Fund	Virtus Alpha-Sector Rotation Fund	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax-Exempt Bond Fund	Virtus Disciplined Equity Style Fund	Virtus Disciplined Select Bond Fund	Virtus Disciplined Select Country Fund	Virtus Dynamic Alpha-Sector Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Foreign Opportunities Fund	Virtus Global Commodities Stock Fund	Virtus Global Dividend Fund	Virtus Global Opportunities Fund
Affiliated Fund			X
Allocation			X
Call Options
Closed-End Funds
Discount to NAV
Leverage
Proxy Voting
Commodities Concentration														X
Commodity and Commodity-Linked Instruments	X		X											X
Convertible Securities
Correlation to Index		X
Debt Securities	X		X	X	X		X			X					X
Call	X		X	X	X		X			X					X
Credit	X		X	X	X		X			X					X
Interest Rate	X		X	X	X		X			X					X
Liquidity			X				X			X
Long-Term Maturities/Durations				X	X		X			X
Depositary Receipts											X	X		X
Derivatives			X												X
Equity REIT Securities			X
Equity Securities	X	X	X			X		X	X		X	X	X	X	X	X
Growth Stocks						X										X
Large Market Capitalization Companies	X	X	X			X		X	X		X		X	X	X	X
Small and Medium Market Capitalization Companies	X		X			X		X			X		X	X	X	X
Small Market Capitalization Companies												X
Value Stocks						X
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Risks	Virtus Allocator Premium Alpha Sector Fund	Virtus Alpha-Sector Rotation Fund	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax-Exempt Bond Fund	Virtus Disciplined Equity Style Fund	Virtus Disciplined Select Bond Fund	Virtus Disciplined Select Country Fund	Virtus Dynamic Alpha-Sector Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Foreign Opportunities Fund	Virtus Global Commodities Stock Fund	Virtus Global Dividend Fund	Virtus Global Opportunities Fund
Exchange-Traded Funds (“ETFs”)	X	X	X			X	X	X	X		X			X
Exchange-Traded Notes											X
Foreign Investing	X		X	X				X		X	X	X	X	X	X	X
Currency Rate	X		X	X				X		X	X	X	X	X	X	X
Emerging Market Investing	X		X	X						X	X	X	X	X		X
Equity-Linked Instruments												X	X			X
Foreign Currency Transactions				X						X	X
Fund of Funds	X	X	X			X	X	X
Geographic Concentration					X					X	X
High Yield-High Risk Securities (Junk Bonds)	X		X	X			X			X
Income	X		X												X
Industry/Sector Concentration	X	X	X						X					X	X
Infrastructure-Related Investment			X												X
Leverage			X						X
Limited Number of Investments												X
Liquidity			X
Loan Participations										X
Low Volatility Strategy
Market Volatility	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)			X												X
Model Portfolio	X	X				X	X	X	X
Mortgage-Backed and Asset-Backed Securities				X
Municipal Bond Market					X
Non-Diversification			X							X				X
Portfolio Turnover	X	X				X	X	X	X
Preferred Stock			X												X
Real Estate	X
Sector Focused Investing
Short Sales			X						X
Short-Term Investments	X	X
Tax-Exempt Securities					X
Tax Liability					X
Unrated Fixed Income Securities			X		X					X
U.S. Government Securities	X	X		X			X		X	X
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Risks	Virtus Global Premium Alpha Sector Fund	Virtus Global Real Estate Securities	Greater Asia ex Japan Opportunities Fund	Virtus Greater European-Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus Low Volatility Equity Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Premium Alpha-Sector Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund	Virtus Wealth Masters Fund
Affiliated Fund
Allocation
Call Options										X
Closed-End Funds					X
Discount to NAV					X
Leverage					X
Proxy Voting					X
Commodities Concentration
Commodity and Commodity-Linked					X
Convertible Securities					X
Correlation to Index													X			X
Debt Securities					X	X					X	X			X
Call					X	X					X	X			X
Credit					X	X					X	X			X
Interest Rate					X	X					X	X			X
Liquidity					X										X
Long-Term Maturities/ Durations					X	X					X
Depositary Receipts							X		X
Derivatives					X										X
Equity REIT Securities		X			X			X						X		X
Equity Securities	X	X	X	X	X		X	X	X	X			X	X		X
Growth Stocks					X
Large Market Capitalization Companies	X	X	X	X	X		X	X		X			X	X		X
Small and Medium Market Capitalization Companies	X	X	X	X	X		X	X						X		X
Small Market Capitalization Companies					X				X
Value Stocks					X		X
Exchange-Traded Funds (“ETFs”)	X		X		X					X			X
Foreign Investing	X	X	X	X	X	X	X	X	X		X	X			X
Currency Rate	X	X	X	X	X	X	X	X	X		X	X			X
Emerging Market Investing	X	X	X	X	X	X	X	X	X		X	X
Equity-Linked Instruments			X	X	X
Foreign Currency Transactions		X			X	X		X	X		X	X			X
Fund of Funds	X				X					X			X
Geographic Concentration		X	X	X	X			X
184Virtus Mutual Funds

Risks	Virtus Global Premium Alpha Sector Fund	Virtus Global Real Estate Securities	Greater Asia ex Japan Opportunities Fund	Virtus Greater European-Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus Low Volatility Equity Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Premium Alpha-Sector Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund	Virtus Wealth Masters Fund
High Yield-High Risk Securities (Junk Bonds)					X	X					X	X			X
Income					X
Industry/Sector Concentration	X	X			X	X		X					X	X
Infrastructure-Related Investment					X
Leverage															X
Limited Number of Investments					X				X
Liquidity					X
Loan Participations					X										X
Low Volatility Strategy										X
Market Volatility	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)					X
Model Portfolio	X												X
Mortgage-Backed and Asset-Backed Securities					X	X					X	X
Municipal Bond Market					X
Non-Diversification					X
Portfolio Turnover	X												X
Preferred Stock					X
Real Estate					X
Sector Focused Investing					X											X
Short Sales					X
Short-Term Investments	X				X								X
Tax-Exempt Securities					X
Tax Liability					X
Unrated Fixed Income Securities					X										X
U.S. Government Securities	X				X	X					X	X	X
Affiliated Fund Risk
The fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the fund the adviser is obligated to act in the fund’s best interest when selecting underlying funds.
Allocation Risk
A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.
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Call Options Risks
•
  Written Index Call Option Risk.
A liquid market may not exist for options held by the fund. If the fund is not able to close out a written call option position, the fund may not be able to sell the underlying security. The fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. If the fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes once the calls are closed at a profit. Distributions of net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of call options. The fund is not designed for investors seeking a tax efficient investment.
•
  Purchased Call Option Risk.
When the fund purchases a call option on a security, index or index future, it may lose the entire premium paid if the underlying security, index or index future does not increase in value. The fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the fund.
Closed-End Fund Investment Risks
Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the fund invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations. To the extent the fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the fund will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.
•
  Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.
•
  Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
•
  Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the fund has invested are solicited to vote, the fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the fund to incur additional costs. In addition, if the fund votes its proxies in the same
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general proportion as shares held by other stockholders, the fund may be required to vote contrary to that which the adviser believes is in the fund’s best interests in light of its investment objective and strategy.
Strategies may be employed by an underlying investment company that, under certain circumstances, has the effect of reducing its share price and the fund’s proportionate interest. These include rights offerings in which the fund does not subscribe. However, the fund would subscribe only when the subadviser believes participation is consistent with pursuing the fund’s investment objective.
Commodities Concentration Risk
The value of the investments of a fund that focuses its investments in a particular industry or market sector, such as commodities and commodities-related companies, will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting commodities and commodities-related companies in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Commodity and Commodity-Linked Instruments Risks
Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Convertible Securities Risk
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Debt Securities
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
•
  Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.
•
  Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
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Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
•
  Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
•
  Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.
•
  Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.
•
  Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.
Depositary Receipts Risks
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives Risk
A fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser to comply with particular regulatory requirements.
Equity REIT Securities Risks
REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its
188Virtus Mutual Funds

proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.
Equity Securities Risks
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
•
  Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
•
  Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
•
  Small and Medium Market Capitalization Companies Risk. Small-and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small-and medium-sized companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to a fund.
•
  Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.
•
  Value Stocks Risk. There is the a possibility that a fund’s focus on value investing will cause the fund to underperform when value investing is out of favor, or that investments in companies whose securities are believed to be undervalued, do not appreciate as anticipated. Value investing may increase the volatility of the fund’s share price.
Exchange-Traded Funds (ETFs) Risk
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Exchange-Traded Notes (ETNs) Risk
ETNs are unsecured, unsubordinated debt securities that have characteristics and risks similar to those of fixed income securities and trade on an exchange in a manger similar to shares of ETFs. This type of security differs from typical bonds and notes, however, because ETN returns are based upon the performance of a market index minus applicable fees and expenses, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying
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commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity or security. A fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a fund must sell some or all of its ETN holdings and the secondary market is weak, the fund might have to sell such holdings at a discount. If a fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty risk and debt securities risks.
Foreign Investing Risks
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
•
  Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.
•
  Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.
To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.
•
  Equity-Linked Instruments Risk. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.
•
  Foreign Currency Transactions Risk. A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.
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Fund of Funds Risk
Achieving a fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since a fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or a fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
Geographic Concentration Risk
The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk
Securities rated “BB” or below by S&P or Fitch or “Ba” or below by Moody’s may be known as “high yield” securities and commonly referred to as “junk bonds”. The higher of the ratings between S&P, Fitch and Moody’s is used to determine the securities classification. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If a fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Income Risk
The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Industry/Sector Concentration Risk
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
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Infrastructure-Related Investment Risk
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Limited Number of Investments Risk
The risk that a fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
Liquidity Risk
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
Loan Participation Risk
A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
Low Volatility Strategy Risk
The effectiveness of the techniques used to attempt to limit the volatility in a fund’s portfolio may be reduced if the prices of portfolio securities and call options move in unexpected ways. This may limit the fund’s gains or expose the fund to losses. The success of these techniques will depend in part upon the subadviser’s ability to correctly predict the movement of the call options in relation to the rest of the fund’s portfolio. A fund’s use of these techniques may also increase the amount of taxes payable by the fund or its shareholders.
Market Volatility Risk
The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear.
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Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.
Master Limited Partnership (MLP) Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from a fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Model Portfolio Risk
Certain funds rely heavily on quantitative models, which are constructed using information and data supplied by third-party vendors. When a model proves to be incorrect or incomplete, any decisions made in reliance thereon expose the fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is inputted correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics such as derivative securities, or may perform differently from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.
Use of a model does not guarantee any particular results. The rebalancing techniques used by the fund’s subadviser may result in a higher portfolio turnover rate and related expenses compared to traditional “buy and hold” or index fund strategies. A higher portfolio turnover rate increases the likelihood of higher gains or losses for investors. In addition, others may attempt to utilize public information related to the fund’s investment strategy in a way that may affect performance.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.
Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short-or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Bond Market Risk
The amount of public information available about municipal bonds is generally less than that of corporate equities or bonds, and the investment performance of a fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns
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in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.
Non-Diversification Risk
A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Preferred Stock Risk
Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer that are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.
Real Estate Investment Risk
Investing in companies that invest in real estate (“Real Estate Companies”) exposes a fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
Sector Focused Investing Risk
The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Short Sales Risk
A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund received for the security at the time it was borrowed. When engaging in short sales, the fund will transact with a prime broker. In the event that the prime
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broker becomes insolvent, the fund may be unable to settle pending short sales, engage in additional short sales and/or access its assets that are held by the broker, for a period of time.
Short-Term Investments Risk
A fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Tax-Exempt Securities Risk
The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities or that the tax-exempt status of such securities may be lost or limited.
Tax Liability Risk
The risk that distributions by a fund become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.
Unrated Fixed Income Securities Risk
A fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. Government Securities Risk
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
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Management of the Funds
The Adviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2013, VIA had approximately $40 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers, and for certain of the funds, recommending their hiring, termination and replacement.
VIA has appointed and oversees the activities of each of the subadvisers for the funds as follows. Each subadviser manages the investments of that fund (except Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, for which F-Squared Alternative and F-Squared Institutional are limited services subadvisers).

Virtus Allocator Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus AlphaSector Rotation Fund	Euclid and F-Squared Institutional
Virtus Alternatives Diversifier Fund	Euclid
Virtus Bond Fund	Newfleet Asset Management, LLC (“Newfleet”)
Virtus CA Tax-Exempt Bond Fund	Newfleet
Virtus Disciplined Equity Style Fund	Newfound Investments, LLC (“Newfound”)
Virtus Disciplined Select Bond Fund	Newfound
Virtus Disciplined Select Country Fund	Newfound
Virtus Dynamic AlphaSector Fund	Euclid and F-Squared Alternative
Virtus Emerging Markets Debt Fund	Newfleet
Virtus Emerging Markets Equity Income Fund	Kleinwort Benson Investors International, Ltd. (“KBI”)
Virtus Emerging Markets Small-Cap Fund	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Virtus Foreign Opportunities Fund	Vontobel Asset Management, Inc. (“Vontobel”)
Virtus Global Commodities Stock Fund	BMO Asset Management Corp. (“BMO AM”) and Coxe Advisors, LLP (“Coxe”) (sub-subadviser)
Virtus Global Dividend Fund	Duff & Phelps Investment Management Co. (“Duff & Phelps”)
Virtus Global Opportunities Fund	Vontobel
Virtus Global Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus Global Real Estate Securities Fund	Duff & Phelps
Virtus Greater Asia ex Japan Opportunities Fund	Vontobel
Virtus Greater European Opportunities Fund	Vontobel
Virtus Herzfeld Fund	Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”)
Virtus High Yield Fund	Newfleet
Virtus International Equity Fund	Euclid
Virtus International Real Estate Securities Fund	Duff & Phelps
Virtus International Small-Cap Fund	Kayne
Virtus Low Volatility Equity Fund	Rampart Investment Management Company, LLC (“Rampart”)
Virtus Multi-Sector Intermediate Bond Fund	Newfleet
Virtus Multi-Sector Short Term Bond Fund	Newfleet
Virtus Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus Real Estate Securities Fund	Duff & Phelps
Virtus Senior Floating Rate Fund	Newfleet
Virtus Wealth Masters Fund	Horizon Asset Management LLC (“Horizon”)
Management Fees
Each fund, except Virtus Alternatives Diversifier Fund, pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates. Virtus Alternatives Diversifier Fund does not pay an investment management fee.
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Virtus Premium AlphaSector Fund	1.10%

	First $1 billion	Over $1 billion
Virtus AlphaSector Rotation Fund	0.45%	0.40%
Virtus Bond Fund	0.45%	0.40%
Virtus Emerging Markets Debt Fund	0.75%	0.70%
Virtus Emerging Markets Equity Income Fund	1.05%	1.00%
Virtus Emerging Markets Small-Cap Fund	1.20%	1.15%
Virtus Greater Asia ex Japan Opportunities Fund	1.00%	0.95%
Virtus Greater European Opportunities Fund	0.85%	0.80%
Virtus Herzfeld Fund	1.00%	0.95%
Virtus International Small-Cap Fund	1.00%	0.95%
Virtus Wealth Masters Fund	0.85%	0.80%

	First $1 billion	$1+ billion through $2 billion	Over $2 billion
Virtus CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Virtus Global Commodities Stock Fund	1.00%	0.95%	0.90%
Virtus Global Dividend Fund	0.65%	0.60%	0.55%
Virtus Global Opportunities Fund	0.85%	0.80%	0.75%
Virtus Global Real Estate Securities Fund	0.85%	0.80%	0.75%
Virtus High Yield Fund	0.65%	0.60%	0.55%
Virtus International Real Estate Securities Fund	1.00%	0.95%	0.90%
Virtus Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Virtus Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Virtus Real Estate Securities Fund	0.75%	0.70%	0.65%
Virtus Senior Floating Rate Fund	0.60%	0.55%	0.50%

	First $2 billion	$2+ billion through $4 billion	Over $4 billion
Virtus Allocator Premium AlphaSector Fund	1.10%	1.05%	1.00%
Virtus Disciplined Equity Style Fund	1.00%	0.95%	0.90%
Virtus Disciplined Select Bond Fund	0.80%	0.75%	0.70%
Virtus Disciplined Select Country Fund	1.10%	1.05%	1.00%
Virtus Foreign Opportunities Fund	0.85%	0.80%	0.75%
Virtus Global Premium AlphaSector Fund	1.10%	1.05%	1.00%
Virtus International Equity Fund	0.85%	0.80%	0.75%
Virtus Low Volatility Equity Fund	0.95%	0.90%	0.85%
Virtus Dynamic AlphaSector Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. This fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.
Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e.,a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. During the period from February 6, 2012 (the date on which the investment management fee was amended to include the performance
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adjustment) to February 5, 2013, no performance adjustment applied, and the fund paid the base fee. Beginning on February 6, 2013, the performance adjustment is calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).
Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.
In its last fiscal year, those funds that had been in operation for at least one year paid fees to the adviser at the following percentage of average net assets:

Virtus Allocator Premium AlphaSector Fund	1.10%
Virtus AlphaSector Rotation Fund	0.45%
Virtus Bond Fund	0.45%
Virtus CA Tax-Exempt Bond Fund	0.45%
Virtus Disciplined Equity Style Fund	1.00%
Virtus Disciplined Select Bond Fund	0.80%
Virtus Disciplined Select Country Fund	1.10%
Virtus Dynamic AlphaSector Fund	1.91%
Virtus Emerging Markets Debt Fund	0.75%
Virtus Emerging Markets Equity Income Fund	1.05%
Virtus Emerging Markets Small-Cap Fund	1.20%
Virtus Foreign Opportunities Fund	0.85%
Virtus Global Commodities Stock Fund	1.00%
Virtus Global Dividend Fund	0.65%
Virtus Global Opportunities Fund	0.85%
Virtus Global Premium AlphaSector Fund	1.10%
Virtus Global Real Estate Securities Fund	0.85%
Virtus Greater Asia in Japan Opportunities Fund	1.00%
Virtus Greater European Opportunities Fund	0.85%
Virtus Herzfeld Fund	1.00%
Virtus High Yield Fund	0.65%
Virtus International Equity Fund	0.85%
Virtus International Real Estate Securities Fund	1.00%
Virtus International Small-Cap Fund	1.00%
Virtus Low Volatility Fund	0.95%
Virtus Multi-Sector Intermediate Bond Fund	0.55%
Virtus Multi-Sector Short Term Bond Fund	0.47%
Virtus Premium AlphaSector Fund	1.10%
Virtus Real Estate Securities Fund	0.74%
Virtus Senior Floating Rate Fund	0.60%
Virtus Wealth Masters Fund	0.85%
The Subadvisers
BMO AM is located at 115 South LaSalle Street, 11th Floor, P.O. Box 755, Chicago, IL 60603. BMO AM has been an investment adviser since 1989. BMO AM is a wholly-owned subsidiary of BMO Financial Corp., which is wholly owned by Bank of Montreal, a publicly-held Canadian diversified financial services company. As of September 30, 2013, BMO AM had approximately $34 billion in assets under management.
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Duff & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2013, Duff & Phelps had approximately $9.3 billion in assets under management on a discretionary basis.
Euclid, an affiliate of VIA, has offices at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. Euclid serves as subadviser to mutual funds. As subadviser to Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared Alternative’s and F-Squared Institutional’s investment recommendations. As of September 30, 2013, Euclid had approximately $10.2 billion in assets under management.
F-Squared Alternative and its affiliates are located at 80 William Street, Ste. 400, Wellesley, MA 02481. F-Squared Alternative has been an investment adviser since 2011 and provides investment management and advisory services to institutional and separately managed accounts as well as limited partnerships. As of September 30, 2013, F-Squared Alternative had approximately $17 million in assets under management or advisement.
F-Squared Institutional and its affiliates are located at 80 William Street, Ste. 400, Wellesley, MA 02481. F-Squared Institutional has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2013, F-Squared Institutional had approximately $60 million in assets under management or advisement.
Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2013, Herzfeld had $169 million in assets under management.
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2013, Horizon Kinetics had approximately $9.1 billion in assets under management.
Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2013, Kayne had approximately $8.4 billion in assets under management.
KBI is located at One Rockefeller Plaza, 32nd Floor, New York, NY 10020 and has been a registered investment adviser since 2001 As of September 30, 2013, KBI has $6.2 billion in assets under management.
Newfleet, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2013, Newfleet had approximately $12.3 billion in assets under management. Newfleet has been an investment adviser since 1989.
Newfound, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Newfound is a partnership between Virtus and Newfound Research, a financial technology and product innovation firm and has been an investment adviser since 2012. As of September 30, 2013, Newfound had approximately $3.8 million in assets under management.
Rampart, an affiliate of VIA, is located at One International Place, 14th Floor, Boston, MA 02110. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of September 30, 2013, Rampart had approximately $1.4 billion in assets under management.
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2013, Vontobel managed approximately $44 billion.
VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:
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Virtus Allocator Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee
Virtus AlphaSector Rotation Fund	Euclid: 20% of the net investment management fee F-Squared Institutional: 0.20% on the first $1 billion, 0.175% over $1 billion
Virtus Alternatives Diversifier Fund	50% of net investment management fee
Virtus Bond Fund	50% of net investment management fee
Virtus CA Tax-Exempt Bond Fund	50% of net investment management fee
Virtus Disciplined Equity Style Fund	50% of net investment management fee
Virtus Disciplined Select Bond Fund	50% of net investment management fee
Virtus Disciplined Select Country Fund	50% of net investment management fee
Virtus Dynamic AlphaSector Fund**
Euclid: 20% of net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment
F-Squared Alternative: 53.3% of net investment management fee, as adjusted upward or downward by applying 74% of the performance adjustment

Virtus Emerging Markets Debt Fund	50% of net investment management fee
Virtus Emerging Markets Equity Income Fund	50% of net investment management fee
Virtus Emerging Markets Small-Cap Fund	50% of net investment management fee
Virtus Foreign Opportunities Fund	50% of net investment management fee
Virtus Global Commodities Stock Fund*	50% of net investment management fee
Virtus Global Dividend Fund	50% of net investment management fee
Virtus Global Opportunities Fund	50% of net investment management fee
Virtus Global Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee
Virtus Global Real Estate Securities Fund	50% of net investment management fee
Virtus Greater Asia ex Japan Opportunities Fund	50% of net investment management fee
Virtus Greater European Opportunities Fund	50% of net investment management fee
Virtus Herzfeld Fund	50% of net investment management fee
Virtus High Yield Fund	50% of net investment management fee
Virtus International Equity Fund	50% of net investment management fee
Virtus International Real Estate Securities Fund	50% of net investment management fee
Virtus International Small-Cap Fund	50% of net investment management fee
Virtus Low Volatility Equity Fund	50% of net investment management fee
Virtus Multi-Sector Intermediate Bond Fund	50% of net investment management fee
Virtus Multi-Sector Short Term Bond Fund	50% of net investment management fee
Virtus Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee
Virtus Real Estate Securities Fund	50% of net investment management fee
Virtus Senior Floating Rate Fund	50% of net investment management fee
Virtus Wealth Masters Fund	50% of net investment management fee
(*)
  BMO pays 40% of its subadvisory fee to Coxe as sub-subadviser.
(**)
  See “Management Fees” for a description of the performance adjustment applicable to the investment management fees paid by Virtus Dynamic AlphaSector Fund.
Except as otherwise set forth below, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds’ 2013 semiannual report, covering the period October 1, 2012 through March 31, 2013. With respect to Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Herzfeld Fund, Virtus International Small-Cap Fund and Virtus Wealth Masters Fund, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds’ 2012 annual report, covering the period from inception on September 5, 2012 through September 30, 2013. With respect to Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and Virtus Disciplined Select Country Fund, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreement is available in the funds’ 2013 semi-annual report, covering the period
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from inception on December 18, 2012 through March 31, 2013. A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements with respect to Virtus Low Volatility Equity Fund and the subadvisory agreement with respect to Virtus International Equity Fund is available in the fund’s annual report, covering the period through September 30, 2013. With respect to Virtus Emerging Markets Small-Cap Fund, discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2014 semiannual report, covering the period from inception through March 31, 2014.
VIA and the funds, except Virtus AlphaSector Rotation Fund, Virtus International Real Estate Securities Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Real Estate Securities Fund, have received an exemptive order from the SEC that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.
The Sub-Subadviser
Coxe Advisors LLP is located at 115 South LaSalle Street, 11th Floor, Chicago, IL 60603. Coxe has been an adviser since 2009 and serves as a Strategy Advisor to BMO Financial Group. As of September 30, 2013, Coxe provided nondiscretionalry advice on $243 million in assets under management.
BMO AM pays Coxe a fee at the rate of 40% of its subadvisory fee.
Portfolio Management
The following individuals are responsible for the day-to-day management of the funds’ portfolios.
BMO AM

Virtus Global Commodities Stock Fund	Ernesto Ramos (since February 2012)
Ernesto Ramos, PhD. Dr. Ramos joined BMO AM in 2005 and is Managing Director and Head of Equities. Dr. Ramos is a member of BMO AM’s Investment Committee and leads the team responsible for portfolio management and research for all equity strategies. He has over 26 years of experience in the investment management industry.
Coxe

Virtus Global Commodities Stock Fund	Donald G. M. Coxe (since the fund’s inception in March 2011)
Donald G. M. Coxe. Mr. Coxe is Chairman, Portfolio Manager and Chief Strategist at Coxe Advisors (since 2009). Previously, Mr. Cox served as CEO of a major Canadian investment counseling firm, research director and strategist for a leading Canadian institutional dealer, a strategist on Wall Street, and CEO and CIO for Harris Investment Management, Inc. At Harris, he was, until 2006 co-manager and/or portfolio strategist of the flagship Harris Insight Equity Fund. For 20 years, until 2012, as Strategy Advisor to BMO Financial Group, Mr. Coxe published an institutional portfolio strategy journal. Mr. Coxe has 40 years of investment experience.
Duff & Phelps

Virtus Global Dividend Fund	Connie M. Luecke, CFA Randle L. Smith, CFA (both since the fund’s inception in 2004)
Virtus Global Real Estate Securities Fund	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception in 2009)
Virtus International Real Estate Securities	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception in 2007)
Virtus Real Estate Securities Fund	Geoffrey P. Dybas, CFA (since 1998) Frank J. Haggerty, Jr., CFA (since 2007)
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Geoffrey P. Dybas, CFA. Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President, Global Real Estate Securities team head and Senior Portfolio Manager (since 2007); previously he was Senior Vice President and Portfolio Manager (1998-2007). He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. In addition, Mr. Dybas manages the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an affiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts.
Frank J. Haggerty Jr., CFA. Mr. Haggerty is Senior Vice President (since 2007; previously Vice President (2005-2007)) and Portfolio Manager (since 2007) for Duff & Phelps and has served as a Senior Real Estate Securities Analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Mr. Haggerty is also a Portfolio Manager for the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an affiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.
Connie M. Luecke, CFA. Ms. Luecke joined Duff & Phelps in 1992 and has been a Senior Vice President since 1998. She has served as the co-portfolio manager of the Global Dividend Fund since its inception in 2004. Ms. Luecke has been the senior telecommunications analyst for the DNP Select Income Fund Inc. since 1996. Ms. Luecke concentrates her research on the global communications and transportation infrastructure industries. Prior to joining Duff & Phelps, Connie was a financial valuation consultant with Coopers & Lybrand for two years and research assistant with Harris Associates L.P. for six years.
Randle L. Smith, CFA. Mr. Smith joined Duff & Phelps in 1990 and has been a Senior Vice President since 1998. He has served as the co-portfolio manager of the Global Dividend Fund since its inception in 2004. Mr. Smith has been a senior utilities analyst for the DNP Select Income Fund Inc. since 1996. Mr. Smith concentrates his research on the global utilities, transportation and energy infrastructure industries. Prior to joining Duff & Phelps, Mr. Smith worked for eight years at NiSource, an Indiana-based electric and gas utility company.
Euclid

Virtus Allocator Premium AlphaSector Fund	Amy Robinson (since the fund’s inception in March 2011)
Virtus AlphaSector Rotation Fund	Amy Robinson (since 2009)
Virtus Alternatives Diversifier Fund	David Dickerson Carlton Neel (both since 2008)
Virtus Dynamic AlphaSector Fund	Amy Robinson (since February 2012)
Virtus Global Premium AlphaSector Fund	Amy Robinson (since the fund’s inception in March 2011)
Virtus International Equity Fund	Frederick A. Brimberg (since May 2013)
Virtus Premium AlphaSector Fund	Amy Robinson (since the fund’s inception in July 2010)
Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and Senior Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management with a focus on the international separately managed account product. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with various positions at Lexington Management, Brimberg & Co., and Lehman Brothers Kuhn Loeb Inc.
David Dickerson. Mr. Dickerson is Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.
Carlton Neel. Mr. Neel is Senior Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig. He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund,
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Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.
Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011) and Newfound (since October 2012), and leads Euclid’s equity trading function. She also served in this role for VIA from 1992 to 2011. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As portfolio manager of the above-named funds, she is responsible for determining final allocations and trading decisions following receipt of the limited services subadviser’s investment recommendations. Ms. Robinson has 33 years of investment experience and is former president of the Security Traders Association of Connecticut.
F-Squared Alternative and F-Squared Institutional

Virtus Allocator Premium AlphaSector Fund	Howard Present (since the fund’s inception in March 2011)
Virtus AlphaSector Rotation Fund	Howard Present (since 2009)
Virtus Dynamic AlphaSector Fund	Howard Present (since February 2012)
Virtus Global Premium AlphaSector Fund	Howard Present (since the fund’s inception in March 2011)
Virtus Premium AlphaSector Fund	Howard Present (since the fund’s inception in July 2010)
Howard Present. Mr. Present is co-founder, President and CEO of F-Squared Alternative and F-Squared Institutional (“F-Squared”). As Portfolio Manager of the above-named funds, he is responsible for providing the model portfolios to Virtus. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 24 years of investment management industry experience.
Herzfeld

Virtus Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld (both since the fund's inception in September 2012)
Erik M. Herzfeld. Mr. Herzfeld is Managing Director at Herzfeld and is responsible for closed-end fund trading and portfolio management activities. He also serves as portfolio manager for a closed-end fund managed by Herzfeld. Before joining the firm in 2007, he served in quantitative research and trading roles with both Lehman Brothers (1998-2000) and JPMorgan (2000-2007), where he served as a Vice President in New York and Asia.
Thomas J. Herzfeld. Mr. Herzfeld is the Chairman and President of Herzfeld. He also serves as portfolio manager for closed-end fund trading programs and a closed-end fund managed by Herzfeld. He is author of the first textbook published on the subject of closed-end funds, The Investor’s Guide to Closed-End Funds (McGraw-Hill, 1979), as well as five other books dedicated to the industry. He is widely considered to be the leading expert in the field of closed-end funds. Mr. Herzfeld has been quoted in thousands of articles and has written hundreds of his own on the subject of closed-end funds. He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC. Prior to 1981, Mr. Herzfeld was Executive Vice President and Director of a NYSE member firm.
Horizon

Virtus Wealth Masters Fund	Murray Stahl Matthew Houk (both since the fund’s inception in September 2012)
Murray Stahl. Mr. Stahl is Portfolio Manager at Horizon and serves as Chairman, Chief Investment Officer and Co-Founder of Horizon Kinetics. He has over thirty years of investing experience and is responsible for overseeing the Horizon Research Team. Murray also serves as Chairman of the firm’s Investment Committee, which is responsible for all portfolio management decisions. Previously, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst, where he ultimately managed approximately $600 million in trust and fund assets and was deeply involved in new product development.
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Matthew Houk. Mr. Houk is Portfolio Manager at Horizon. He also has portfolio management and research responsibilities at Horizon Kinetics and is Co-Portfolio Manager of a small-cap fund managed by an affiliate Horizon. Mr. Houk joined the firm in 2008; previously, Mr. Houk was with Goldman, Sachs & Co. (2005-2008).
Kayne

Virtus Emerging Markets Small-Cap Fund	James Fletcher, CFA Craig Thrasher, CFA (both since the fund's inception in December 2013)
Virtus International Small-Cap Fund	Craig Stone Craig Thrasher, CFA (both since the fund’s inception in September 2012)
James Fletcher, CFA. Mr. Fletcher is a Portfolio Manager and Research Analyst at Kayne (since November 2013). Prior to joining Kayne, Mr. Fletcher was a senior research analyst with Westwood Global Investments, where he was responsible for leading the research team within all industries and countries across emerging markets (2007 to 2013).
Craig Stone. Mr. Stone is a Portfolio Manager and Senior Research Analyst at Kayne. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 23 years of investment industry experience.
Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Research Analyst at Kayne. Before joining Kayne in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst, and at Webbush Morgan Securities in correspondent credit. He has approximately 9 years of equity research experience.
KBI

Virtus Emerging Markets Equity Income Fund	James Collery David Hogarty Ian Madden Gareth Maher (each since the fund’s inception in September 2012)
James Collery. Mr. Collery is Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. During this time, he worked on a fund of funds where he was responsible for manager due diligence as well as portfolio construction, and on a direct equity long short fund, which was quantitatively managed. Mr. Collery joined the Dividend Plus team in 2007.
David Hogarty. Mr. Hogarty is Head of Strategy Development—Dividend Plus Strategies at KBI. Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles including responsibility for Product Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Dividend Plus equity strategy in 2003 and has been a member of the investment team since launch. He is also a former member of the Irish Association of Pension Funds (IAPF) Investment Committee.
Ian Madden. Mr. Madden is Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Dividend Plus team in 2004. In 2002, Ian was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries. Prior to joining KBI, he worked for the international division of National Irish Bank.
Gareth Maher. Mr. Maher is Head of Portfolio Management—Dividend Plus Strategies at KBI. He joined the KBI Dividend Plus team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000. Previously, Mr. Maher managed Japanese, Far Eastern and U.S. equity portfolios for Irish Life Investment Managers and Eagle Star (Zurich) from 1987 to 2000.
Newfleet

Virtus Bond Fund	David L. Albrycht, CFA (since October 2012) Christopher J. Kelleher, CFA, CPA (since October 2012)
Virtus CA Tax-Exempt Bond Fund	Timothy M. Heaney, CFA (since 1997)
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Virtus Emerging Markets Debt Fund	David L. Albrycht, CFA Stephen H. Hooker, CFA Daniel Senecal, CFA (each since inception in September 2012)
Virtus High Yield Fund	David L. Albrycht, CFA (since December 2011) Kyle A. Jennings, CFA (since December 2011) Francesco Ossino (since August 2012) Jonathan R. Stanley, CFA (since August 2012)
Virtus Multi-Sector Intermediate Bond Fund	David L. Albrycht, CFA (since 1994)
Virtus Multi-Sector Short Term Bond Fund	David L. Albrycht, CFA (since 1993)
Virtus Senior Floating Rate Fund	David L. Albrycht, CFA (since 2008) Kyle A. Jennings, CFA (since 2008) Francesco Ossino (since August 2012)
David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.
Timothy M. Heaney, CFA. Mr. Heaney is Senior Portfolio Manager—Municipal Securities at Newfleet (since 2011) and served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, he was associated with Goodwin Capital Advisers, Inc. (2007 to 2008), which at the time was an affiliate of VIA, and was also Managing Director, Fixed Income (1997-2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996) of VIA. He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages a closed-end fund managed by an affiliate of Newfleet and VIA.
Stephen H. Hooker, CFA. Mr. Hooker is the Director of Foreign Research, sector manager for emerging markets debt and a member of the corporate credit research group at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.
Kyle A. Jennings, CFA. Mr. Jennings is Senior Managing Director and Head of Credit Research (since 2011). Prior to joining Newfleet, Mr. Jennings was Managing Director of Goodwin. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of Newfleet. He has 21 years of investment experience.
Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Senior Managing Director and Senior Portfolio Manager (since 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), which at the time was an affiliate of Goodwin and VIA. He has more than 30 years of investment experience in all bond market sectors, including both publicly traded and private placements.
Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Virtus in August 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004-2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002-2004), HVB Bank (2000-2002) and FleetBoston Financial (1996-2000).
Daniel P. Senecal, CFA. Mr. Senecal is Managing Director of Credit Research at Newfleet (since 2011). He is also responsible for the energy industry sector and the Latin America sovereign credit sector. Mr. Senecal also co-manages Virtus Global Multi-Sector Income Fund, a closed-end fund. Prior to joining Newfleet, he held the same position with
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Goodwin, where he began working in 1997. Mr. Senecal also completed a formal credit training program at Shawmut Bank, where he was a credit analyst reviewing investment grade and high yield borrowers; he also worked at BankBoston as a corporate bond analyst.
Jonathan R. Stanley, CFA. Mr. Stanley is Director of Fixed Income Research and sector manager for high yield credit, at Newfleet (since 2011). He is also responsible for the consumer products, food and beverage, restaurants, retail and metals and mining industries, and the Asian sovereign credit sector. Prior to joining Newfleet, he was on the fixed income team at Goodwin, serving as sector manager for high yield credit. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. Mr. Stanley joined Goodwin in 1996. From 2001 to 2006, he was a portfolio manager age Global Financial Private Capital. He rejoined Goodwin in 2006 as a member of the corporate credit research group and assumed responsibilities for the management of the high yield sector in 2008.
Newfound

Virtus Disciplined Equity Style Fund	Corey Hoffstein Amy Robinson (both since the fund’s inception in December 2012)
Virtus Disciplined Select Bond Fund	Corey Hoffstein Amy Robinson (both since the fund’s inception in December 2012)
Virtus Disciplined Select Country Fund	Corey Hoffstein Amy Robinson (both since the fund’s inception in December 2012)
Corey Hoffstein. Mr. Hoffstein is chief investment officer of Newfound (since October 2012), and co-founder, chief investment officer, and chief technology officer of Newfound Research (since August 2008). Mr. Hoffstein pioneered the original research and the implementation of the proprietary technology used to construct the models at Newfound Research. Previously, he pursued his undergraduate degree at Cornell University (BS, Computer Science, cum laude 2009) and graduate studies at Carnegie Mellon University (MS, Computational Finance 2010).
Amy Robinson. Ms. Robinson is Managing Director of Newfound (since October 2012) and of Euclid (since September 2011), and leads Euclid’s and Newfound’s equity trading functions. She also served in this role for VIA from 1992 to 2011. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As portfolio manager of the above-named funds, she is responsible for determining final allocations and trading decisions. Ms. Robinson has 32 years of investment experience and is former president of the Security Traders Association of Connecticut.
Rampart

Virtus Low Volatility Equity Fund	Brendan R. Finneran Robert Hofeman, Jr. (both since the fund’s inception in June 2013)
Brendan R. Finneran. Mr. Finneran serves as Portfolio Manager and Trader at Rampart Investment Management. Mr. Finneran joined Rampart in July of 2008 and has 11 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Brendan held various positions at Cone Jacquards and Robert Fleming as Account Manager.
Robert F. Hofeman, Jr. Mr. Hofeman serves as Portfolio Manager and Trader at Rampart Investment Management. Mr. Hofeman joined Rampart in May of 2012 with more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.
Vontobel

Virtus Foreign Opportunities Fund	Rajiv Jain (since 2002)
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Virtus Global Opportunities Fund	Matthew Benkendorf Rajiv Jain (both since 2009)
Virtus Greater Asia ex Japan Opportunities Fund	Brian Bandsma (since March 2013) Rajiv Jain (since the fund’s inception in 2009)
Virtus Greater European Opportunities Fund	Matthew Benkendorf (since the fund’s inception in 2009) Rajiv Jain (since March 2013) Daniel Kranson, CFA (since March 2013)
Brian Bandsma. Mr. Bandsma is Portfolio Manager, Far East Equity ex Japan of Vontobel. He joined Vontobel in 2002 as a senior research analyst with a primary focus on information technology, financials, telecommunications and consumer discretionary stocks. Previously, he was a senior associate and analyst at Sanford C. Bernstein & Co. (from 1998 to 2002).
Matthew Benkendorf. Mr. Benkendorf is a Managing Director (since April 2013; previously Executive Director from April 2012 to April 2013; Director from July 2009 to April 2012; Vice President from 2007 to 2009; and Assistant Vice President from 2005 to 2007) and a Senior Research Analyst of Vontobel. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.
Daniel Kranson, CFA. Mr. Kranson is Portfolio Manager, European Equity of Vontobel. He joined Vontobel in 2007 as a senior research analyst with a primary focus on consumer staples, energy, health care, and materials stocks. Previously, he was at Scout Capital Management as an analyst (from 2006 to 2007) and at Sanford C. Bernstein & Co. as a sell side analyst (from 1999 to 2006).
Rajiv Jain. Mr. Jain is a Managing Director (since 2002) of Vontobel. He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since 2002.
Please refer to the SAI for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.
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Additional Investment Techniques
In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus, and the associated risks, are indicated in the chart below, although other techniques may be utilized from time to time. Each risk is described after the chart. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Risks	Virtus Allocator Premium Alpha-Sector Fund	Virtus Alpha-Sector Rotation Fund	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus Disciplined Equity Style Fund	Virtus Disciplined Select Bond Fund	Virtus Disciplined Select Country Fund	Virtus Dynamic Alpha-Sector Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Foreign Opportunities Fund	Virtus Global Commodities Stock Fund	Virtus Global Dividend Fund	Virtus Global Opportunities Fund
Brady Bonds												X			X
Convertible Securities				X					X			X			X
Debt Securities												X	X		X
Depositary Receipts												X			X
Derivatives				X					X			X	X		X
Equity Securities				X
Exchange-Traded Funds (ETFs)										X	X	X			X
Foreign Investing
Foreign Currency Transactions												X	X	X	X
High-Yield/High- Risk Fixed Income Securities (Junk Bonds)												X			X
Illiquid and Restricted Securities				X					X	X		X			X
Infrastructure-Related Investing
Investment Grade Securities									X
Leverage				X								X			X
Loan Participations
Money Market Instruments
Mortgage-Backed and Asset Backed Securities									X
Municipal Securities
Mutual Fund Investing				X					X	X	X	X			X
Non-Performing Securities
Private Placements
Repurchase Agreements				X					X					X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short-Term Investments											X	X	X		X
Unrated Fixed Income Securities				X								X			X
U.S. and Foreign Government Obligations			X									X		X	X
U.S. Government Securities
Variable Rate, Floating Rate and Variable Amount Securities									X			X			X
When-Issued and Delayed-Delivery Securities				X					X			X		X	X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds				X					X			X		X	X
In order to determine which investment techniques apply to a fund, please refer to the table above.
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Risks	Virtus Global Premium Alpha-Sector Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Opportunities Fund	Virtus Greater European Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus Low Volatility Equity Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Premium Alpha-Sector Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund	Virtus Wealth Masters Fund
Brady Bonds			X	X
Convertible Securities		X	X	X		X		X			X	X		X	X
Debt Securities			X	X
Depositary Receipts		X	X	X			X	X
Derivatives		X	X	X		X	X	X			X	X		X		X
Equity Securities						X					X	X			X
Exchange-Traded Funds (ETFs)		X	X	X			X	X	X					X		X
Foreign Investing																X
Foreign Currency Transactions		X	X	X			X	X
Emerging Markets Investing																X
High-Yield-High Risk (Junk Bonds) Fixed Income Securities		X	X	X
Illiquid and Restricted Securities		X	X	X		X		X	X		X	X		X
Infrastructure-Related Investing																X
Investment Grade Securities						X									X
Leverage			X	X		X					X	X
Loan Participations						X
Money Market Instruments
Mortgage-Backed and Asset Backed Securities
Municipal Securities						X									X
Mutual Fund Investing			X	X	X	X			X		X	X			X	X
Non-Performing Securities															X
Private Placements						X
Repurchase Agreements						X					X	X
Securities Lending	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X
Short-Term Investments		X	X	X			X	X	X					X	X
Unrated Fixed Income Securities		X	X	X		X		X			X	X		X
U.S. and Foreign Government Obligations		X	X	X				X						X
U.S. Government Securities						X
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Risks	Virtus Global Premium Alpha-Sector Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Opportunities Fund	Virtus Greater European Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus Low Volatility Equity Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Premium Alpha-Sector Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund	Virtus Wealth Masters Fund
Variable Rate, Floating Rate and Variable Amount Securities			X	X		X	X
When-Issued and Delayed-Delivery Securities			X	X		X					X	X			X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds			X	X		X					X	X			X
Brady Bonds
Brady Bonds are dollar-denominated bonds issued by certain emerging market countries and collateralized by zero-coupon U.S. Treasury bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults, making the bonds speculative in nature. In considering the risks associated with these bonds, an investor should also review and consider the risks associated with investing in emerging markets generally.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Debt Securities
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
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  Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.
•
  Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
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Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
•
  Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
•
  Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.
•
  Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.
•
  Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.
Depositary Receipts
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the
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underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
•
  Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.
•
  Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.
To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.
•
  Foreign Currency Transactions. A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)
Securities rated “BB” or below by S&P or Fitch or “Ba” or below by Moody’s may be known as “high yield” securities and commonly referred to as “junk bonds”. The higher of the ratings between S&P, Fitch and Moody’s is used to determine the securities classification. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If a fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
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Illiquid and Restricted Securities
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
Infrastructure-Related Investments
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Investment Grade Securities
A fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest, and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.
Leverage Risk
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Loan Participations
A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
Money Market Instruments
To meet margin requirements, redemptions or for investment purposes, a fund may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.
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Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short-or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Securities
The amount of public information available about municipal bonds is generally less than that of corporate equities or bonds, and the investment performance of a fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.
Mutual Fund Investing
Through its investments in other mutual funds, a fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
Non-Performing Securities
Non-performing securities are those whose quality is comparable to securities rated as low as D by Standard & Poor’s or C by Moody’s. Repayment of obligations under such securities is subject to significant uncertainties, and as such investment in such securities may be considered speculative.
Private Placements
A fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by a fund only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by a fund may involve significant delays and expense.
Repurchase Agreements
A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.
Securities Lending
A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In
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addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Unrated Fixed Income Securities
A fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. and Foreign Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.
U.S. Government Securities
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Variable Rate, Floating Rate and Variable Amount Securities
Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.
When-Issued and Delayed-Delivery Securities
A fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on its settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value of such a security on its settlement date is less than the price paid by the fund, the value of the fund’s shares may decline.
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds
A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.
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The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.
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Pricing of Fund Shares
How is the Share Price determined?
Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:
•
  adding the values of all securities and other assets of the fund;
•
  subtracting liabilities; and
•
  dividing the result by the total number of outstanding shares of that class.
Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values (“NAVs”). Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
For each of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund, Virtus Herzfeld Fund, Virtus Low Volatility Equity Fund and Virtus Premium AlphaSector Fund, the fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued at current market prices. To determine NAV, the fund and each underlying mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds or directly by the funds, and ETFs held directly by the funds, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds or directly by the funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Securities held by any underlying unaffiliated mutual funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by any underlying affiliated mutual funds or directly by the funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.
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How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a Fund for which market quotations are not readily available shall be determined in good faith and in a manner that honestly assesses the security’s “fair value” on the Valuation Date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges, or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates, (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange-traded securities), (xii) an analysis of the company’s financial statements, (xiii) government (domestic or foreign) actions or pronouncements, (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the Advisor regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.
The Virtus Alternatives Diversifier Fund purchases Class I Shares of the underlying affiliated mutual funds at NAV.
At what price are shares purchased?
All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the respective fund’s NAV is calculated following the dividend record date.
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Sales Charges
What are the classes and how do they differ?
Presently, each fund offers from two to five classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act (Rule 12b-1 Fees), as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of each fund are as follows:

Fund	Class A	Class B	Class C	Class I	Class T
Virtus Allocator Premium AlphaSector Fund	0.25%	N/A	1.00%	None	N/A
Virtus AlphaSector Rotation Fund	0.25%	N/A	1.00%	None	N/A
Virtus Alternatives Diversifier Fund	0.25%	N/A	1.00%	None	N/A
Virtus Bond Fund	0.25%	1.00%	1.00%	None	N/A
Virtus CA Tax-Exempt Bond Fund	0.25%	N/A	N/A	None	N/A
Virtus Disciplined Equity Style Fund	0.25%	N/A	1.00%	None	N/A
Virtus Disciplined Select Bond Fund	0.25%	N/A	1.00%	None	N/A
Virtus Disciplined Select Country Fund	0.25%	N/A	1.00%	None	N/A
Virtus Dynamic AlphaSector Fund	0.25%	1.00%	1.00%	None	N/A
Virtus Emerging Markets Debt Fund	0.25%	N/A	1.00%	None	N/A
Virtus Emerging Markets Equity Income Fund	0.25%	N/A	1.00%	None	N/A
Virtus Emerging Markets Small-Cap Fund	0.25%	N/A	1.00%	None	N/A
Virtus Foreign Opportunities Fund	0.25%	N/A	1.00%	None	N/A
Virtus Global Commodities Stock Fund	0.25%	N/A	1.00%	None	N/A
Virtus Global Dividend Fund	0.25%	N/A	1.00%	None	N/A
Virtus Global Opportunities Fund	0.25%	1.00%	1.00%	None	N/A
Virtus Global Premium AlphaSector Fund	0.25%	N/A	1.00%	None	N/A
Virtus Global Real Estate Securities Fund	0.25%	N/A	1.00%	None	N/A
Virtus Greater Asia ex Japan Opportunities Fund	0.25%	N/A	1.00%	None	N/A
Virtus Great European Opportunities Fund	0.25%	N/A	1.00%	None	N/A
Virtus Herzfeld Fund	0.25%	N/A	1.00%	None	N/A
Virtus High Yield Fund	0.25%	1.00%	1.00%	None	N/A
Virtus International Equity Fund	0.25%	N/A	1.00%	None	N/A
Virtus International Real Estate Securities Fund	0.25%	N/A	1.00%	None	N/A
Virtus International Small-Cap Fund	0.25%	N/A	1.00%	None	N/A
Virtus Low Volatility Equity Fund	0.25%	N/A	1.00%	None	N/A
Virtus Multi-Sector Intermediate Bond Fund	0.25%	1.00%	1.00%	None	N/A
Virtus Multi-Sector Short Term Bond Fund	0.25%	0.75%	0.50%	None	1.00%
Virtus Premium AlphaSector Fund	0.25%	N/A	1.00%	None	N/A
Virtus Real Estate Securities Fund	0.25%	1.00%	1.00%	None	N/A
Virtus Senior Floating Rate Fund	0.25%	N/A	1.00%	None	N/A
Virtus Wealth Masters Fund	0.25%	N/A	1.00%	None	N/A
Important Information about Class B Shares. Class B shares of the funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through “Qualifying Transactions,” which consist of the following: (1) reinvestment of dividends and/or capital gain distributions; and (2) exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (discussed below under the heading “Exchange Privileges” within the section entitled “Account Policies”). Shareholders who own Class B Shares may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus section under the heading “What arrangement is best for you?”
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What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse or domestic partner and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Mutual Fund Services by calling toll-free 800-243-1574.
Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus Multi-Sector Short Term Bond Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus CA Tax-Exempt Bond Fund and Senior Floating Rate Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Bond Fund, Virtus Disciplined Select Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund, 3.75% of the offering price (3.90% of the amount invested); and for the other funds, 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within 18 months of a finder's fee being paid or on exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder's fee being paid on such non-money market fund shares. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class B Shares and Class C Shares.
Class B Shares (Virtus Bond Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Opportunities Fund, Virtus High Yield Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Real Estate Securities Fund only). If you sell your Class B Shares of the Virtus Multi-Sector Short Term Bond Fund within the first three years after they were purchased, you will pay a deferred sales charge of up to 2% of your shares’ value. If you sell your Class B Shares of the other funds within the first five years after they were purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) This charge declines to 0% over a period of three years for the Virtus Multi-Sector Short Term Bond Fund and a period of five years for the other funds, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%; 0.75% for Virtus Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (seven years after purchase for the Virtus Dynamic AlphaSector Fund and six years after purchase for Virtus Multi-Sector Short Term Bond Fund).
Class C Shares (not offered by Virtus CA Tax-Exempt Bond Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on Class C Shares of the Virtus Multi-Sector Short-Term Bond Fund when you sell them. If you sell your Class C Shares of the other funds within the
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first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class C Shares of the Virtus Multi-Sector Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares of the other funds have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.
Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class T Shares continue for the life of the account.
Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the funds’ distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
Initial Sales Charge Alternative—Class A Shares
The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and VP Distributors, LLC (“the Distributor.”)
Sales Charge you may pay to purchase Class A Shares
Virtus Multi-Sector Short Term Bond Fund Only

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	2.25%	2.30%
$50,000 but under $100,000	1.25	1.27
$100,000 but under $500,000	1.00	1.01
$500,000 but under $1,000,000	0.75	0.76
$1,000,000 or more	None	None
Virtus CA Tax-Exempt Bond Fund and Virtus Senior Floating Rate Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	2.75%	2.83%
$50,000 but under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1,000,000	1.00	1.01
$1,000,000 or more	None	None
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Virtus Bond Fund, Virtus Disciplined Select Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	3.75%	3.90%
$50,000 but under $100,000	3.50	3.63
$100,000 but under $250,000	3.25	3.36
$250,000 but under $500,000	2.25	2.30
$500,000 but under $1,000,000	1.75	1.78
$1,000,000 or more	None	None
All Other Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Contingent Deferred Sales Charge you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.
Class A Sales Charge Reductions and Waivers
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI.
Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the
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time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.
Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares
Class B Shares, Class C Shares and Class T Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Virtus Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.
Deferred Sales Charge you may pay to sell Class B Shares
Virtus Dynamic AlphaSector Fund Only

Year	1	2	3	4	5	6	7+
CDSC	5%	4%	3%	3%	2%	1%	0%
Virtus Multi-Sector Short Term Bond Fund Only

Year	1	2	3	4+
CDSC	2%	1.5%	1%	0%
All Other Funds that previously offered Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%
Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%
You will not pay any deferred sales charge to sell Class C Shares of the Virtus Multi-Sector Short Term Bond Fund.
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Deferred Sales charge you may pay to sell Class T Shares
Virtus Multi-Sector Short Term Bond Fund only

Year	1	2+
CDSC	1%	0%
Compensation to Dealers
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Virtus Multi-Sector Short Term Bond Fund Only

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%
$50,000 but under $100,000	1.25	1.27	1.00
$100,000 but under $500,000	1.00	1.01	1.00
$500,000 but under $1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None
Virtus CA Tax-Exempt Bond Fund and Virtus Senior Floating Rate Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None
Virtus Bond Fund, Virtus Disciplined Select Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None
All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
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With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares (0% for Virtus Multi-Sector Short Term Bond Fund) and Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Virtus website at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
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Your Account
Opening an Account
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
The funds have established the following preferred methods of payment for fund shares:
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  Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;
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  Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or
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  Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.
Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest.
Minimum initial investments:
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  $100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See Investors Services and Other Information for additional detail.)
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  There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.
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  $2,500 for all other accounts.
Minimum additional investments:
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  $100 for any account.
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  There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.
The funds reserve the right to refuse a purchase order for any reason.
Step 2.
Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
226Virtus Mutual Funds

Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
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  Receive both dividends and capital gain distributions in additional shares;
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  Receive dividends in additional shares and capital gain distributions in cash;
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  Receive dividends in cash and capital gain distributions in additional shares; or
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  Receive both dividends and capital gain distributions in cash.
No interest will be paid on uncashed distribution checks.
How to Buy Shares

To Open An Account (Class A, Class C and Class T Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”). A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.
Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.
How to Sell Shares
You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B, Class C and Class T Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail
Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

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To Sell Shares (Class A, Class B, Class C and Class T Shares only)
Through express delivery
Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts.
Things You Should Know When Selling Shares
You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.
Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.
Redemptions by Mail
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  If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
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  The proceeds do not exceed $50,000.
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  The proceeds are payable to the registered owner at the address on record.
Send a clear letter of instruction with a signature guarantee when any of these apply:
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  You are selling more than $50,000 worth of shares.
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  The name or address on the account has changed within the last 30 days.
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  You want the proceeds to go to a different name or address than on the account.
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  If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.
If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of the Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
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During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Account Policies
Account Reinstatement Privilege
Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional of the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.
Uncashed Checks
If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the respective fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.
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  You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Virtus Mutual Funds229

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  On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.
•
  Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074)).
•
  The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).
•
  The exchange of shares is treated as a sale and a purchase for federal income tax purposes.
•
  In certain circumstances, a fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.
Disruptive Trading and Market Timing
These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
  dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;
•
  an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and
•
  reducing returns to long-term shareholders through increased brokerage and administrative expenses.
Additionally, the nature of the portfolio holdings of Virtus Emerging Markets Equity Income Fund, Virtus Emerging Markets Small-Cap Fund, Virtus Foreign Opportunities Fund, Virtus Global Commodities Stock Fund, Virtus Global Dividend Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund and Virtus International Real Estate Securities Fund and Virtus International Small-Cap Fund, or the ETFs and underlying mutual funds in which the Virtus Alternatives Diversifier Fund may invest, may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
230Virtus Mutual Funds

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information
Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
Virtus Mutual Funds231

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the SAI.
Tax Status of Distributions
The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus Allocator Premium AlphaSector Fund	Semiannually
Virtus AlphaSector Rotation Fund	Semiannually
Virtus Alternatives Diversifier Fund	Semiannually
Virtus Bond Fund	Monthly (Declared Daily)
Virtus CA Tax-Exempt Bond Fund	Monthly (Declared Daily)
Virtus Disciplined Equity Style Fund	Semiannually
Virtus Disciplined Select Bond Fund	Quarterly
Virtus Disciplined Select Country Fund	Semiannually
Virtus Dynamic AlphaSector Fund	Semiannually
Virtus Emerging Markets Debt Fund	Monthly (Declared Daily)
Virtus Emerging Markets Equity Income Fund	Semiannually
Virtus Emerging Markets Small-Cap Fund	Semiannually
Virtus Foreign Opportunities Fund	Semiannually
Virtus Global Commodities Stock Fund	Semiannually
Virtus Global Dividend Fund	Quarterly
Virtus Global Opportunities Fund	Semiannually
Virtus Global Premium AlphaSector Fund	Semiannually
Virtus Global Real Estate Securities Fund	Semiannually
Virtus Greater Asia ex Japan Opportunities Fund	Semiannually
Virtus Greater European Opportunities Fund	Semiannually
Virtus Herzfeld Fund	Quarterly
Virtus High Yield Fund	Monthly (Declared Daily)
Virtus International Equity Fund	Semiannually
Virtus International Real Estate Securities Fund	Semiannually
Virtus International Small-Cap Fund	Semiannually
232Virtus Mutual Funds

Fund	Dividend Paid
Virtus Low Volatility Fund	Semiannually
Virtus Multi-Sector Intermediate Bond Fund	Monthly (Declared Daily)
Virtus Multi-Sector Short Term Bond Fund	Monthly (Declared Daily)
Virtus Premium AlphaSector Fund	Semiannually
Virtus Real Estate Securities Fund	Quarterly
Virtus Senior Floating Rate Fund	Monthly (Declared Daily)
Virtus Wealth Masters Fund	Semiannually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, Virtus Dynamc AlphaSector Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, the use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.
With respect to Virtus CA Tax-Exempt Bond Fund, distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
The Virtus Senior Floating Rate Fund seeks to maintain a target rate of distribution for each month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses). The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.
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Financial Highlights
These tables are intended to help you understand the funds’ financial performance for the past five years or since inception. For certain of the funds, the tables present performance of a predecessor fund for certain prior periods. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Its report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allocator Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	$11.28	6.39%		$114,697	1.64	%(13)	1.64	%(13)	0.51%		275%
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08		66,122	1.73		1.70		0.84		211
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35	(3)	153	(4)

Class C
10/1/12 to 9/30/13	$10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	$11.19	5.71%		$230,459	2.37	%(13)	2.39	%(13)	(0.23)%		275%
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13		131,330	2.45		2.45		0.16		211
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43	(3)	153	(4)

Class I
10/1/12 to 9/30/13	$10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	$11.31	6.70%		$248,984	1.39	%(13)	1.39	%(13)	0.74%		275%
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24		146,634	1.49		1.46		1.17		211
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82	(3)	153	(4)

234Virtus Mutual Funds
Virtus Mutual Funds235

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
AlphaSector® Rotation Fund
Class A
10/1/12 to 9/30/13	$12.15	0.17	—	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	$13.87	19.63%	$257,492	1.00%		1.00%	1.29%	123%
10/1/11 to 9/30/12	10.67	0.14	—	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02		1.02	1.22	190
10/1/10 to 9/30/11	10.18	0.11	—	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20	184,613	1.04		1.04	0.97	134
10/1/09 to 9/30/10	9.34	0.14	—	0.76	0.90	(0.06)	—	(0.06)	0.84	10.18	9.63	192,375	1.06		1.06	1.41	245
10/1/08 to 9/30/09	9.95	0.15	—	(0.48)	(0.33)	(0.15)	(0.13)	(0.28)	(0.61)	9.34	(2.81)	37,722	0.64		0.64	1.80	131

Class C
10/1/12 to 9/30/13	$12.03	0.07	—	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	$13.73	18.80%	$217,861	1.74%		1.75%	0.57%	123%
10/1/11 to 9/30/12	10.56	0.06	—	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75		1.77	0.53	190
10/1/10 to 9/30/11	10.09	0.04	—	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49	144,813	1.71		1.79	0.33	134
10/1/09 to 9/30/10	9.29	0.07	—	0.75	0.82	(0.02)	—	(0.02)	0.80	10.09	8.79	133,453	1.81		1.81	0.68	245
10/1/08 to 9/30/09	9.88	0.08	—	(0.45)	(0.37)	(0.09)	(0.13)	(0.22)	(0.59)	9.29	(3.41)	40,118	1.38		1.38	1.03	131

Class I
10/1/12 to 9/30/13	$12.15	0.20	—	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	$13.87	19.92%	$173,096	0.75%		0.75%	1.56%	123%
10/1/11 to 9/30/12	10.67	0.17	—	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77		0.77	1.53	190
10/1/10 to 9/30/11	10.18	0.14	—	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56	85,585	0.82		0.82	1.26	134
10/1/09(6) to 9/30/10	9.11	0.20	—	0.94	1.14	(0.07)	—	(0.07)	1.07	10.18	12.63 (4)	112,132	0.83	(3)	0.83 (3)	2.04 (3)	245

Alternatives Diversifier Fund
Class A
10/1/12 to 9/30/13	$11.10	0.21	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	$10.97	0.73%	$51,339	0.58	%(7)	0.63%	1.93%	24%
10/1/11 to 9/30/12	9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	11.10	15.37	65,463	0.45		0.65	0.95	29
10/1/10 to 9/30/11	10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)	9.68	(2.12)	79,103	0.45		0.65	1.96	18
10/1/09 to 9/30/10	9.43	0.18	0.02	0.64	0.84	(0.22)	—	(0.22)	0.62	10.05	8.91	115,081	0.45		0.75	1.87	4
10/1/08 to 9/30/09	10.62	0.13	0.01	(1.22)	(1.08)	(0.11)	—	(0.11)	(1.19)	9.43	(10.00)	167,472	0.29		0.58	1.62	20

Class C
10/1/12 to 9/30/13	$10.93	0.13	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	$10.83	(0.05)%	$44,850	1.33	%(7)	1.38%	1.22%	24%
10/1/11 to 9/30/12	9.55	0.02	—	1.36	1.38	—	—	—	1.38	10.93	14.45	57,336	1.20		1.40	0.20	29
10/1/10 to 9/30/11	9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)	9.55	(2.82)	66,411	1.20		1.40	1.20	18
10/1/09 to 9/30/10	9.34	0.10	0.02	0.64	0.76	(0.15)	—	(0.15)	0.61	9.95	8.06	85,330	1.20		1.50	1.07	4
10/1/08 to 9/30/09	10.50	0.07	0.01	(1.19)	(1.11)	(0.05)	—	(0.05)	(1.16)	9.34	(10.55)	101,083	1.04		1.33	0.91	20

Class I
10/1/12 to 9/30/13	$11.12	0.16	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	$10.98	1.00%	$111,396	0.36	%(7)	0.38%	1.48%	24%
10/1/11 to 9/30/12	9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	11.12	15.63	37,590	0.20		0.40	1.21	29
10/1/10 to 9/30/11	10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)	9.70	(1.89)	36,495	0.20		0.39	2.16	18
10/1/09(6) to 9/30/10	9.27	0.18	0.01	0.84	1.03	(0.24)	—	(0.24)	0.79	10.06	11.11 (4)	31,732	0.20	(3)	0.51 (3)	1.83 (3)	4

Virtus Mutual Funds237
236Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/12 to 9/30/13	$11.61	0.43	(0.41)	0.02	(0.42)	—	(0.42)	(0.40)	$11.21	0.17%	$57,286	0.85%		1.07%	3.75%	107%
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	(0.37)	0.65	11.61	9.34	67,804	0.85		1.02	3.12	210
10/1/10 to 9/30/11	11.18	0.46	(0.21)	0.25	(0.47)	—	(0.47)	(0.22)	10.96	2.39	64,449	0.85		1.04	4.16	169
10/1/09 to 9/30/10	10.57	0.46	0.62	1.08	(0.47)	—	(0.47)	0.61	11.18	10.42	67,147	0.84	(10)	0.98	4.26	160
10/1/08 to 9/30/09	9.75	0.42	0.82	1.24	(0.42)	—	(0.42)	0.82	10.57	13.12	66,232	0.85		1.01	4.15	274

Class B
10/1/12 to 9/30/13	$11.34	0.33	(0.38)	(0.05)	(0.34)	—	(0.34)	(0.39)	$10.95	(0.50)%	$401	1.60%		1.82%	2.95%	107%
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	(0.28)	0.63	11.34	8.48	727	1.60		1.77	2.43	210
10/1/10 to 9/30/11	10.93	0.37	(0.20)	0.17	(0.39)	—	(0.39)	(0.22)	10.71	1.64	1,171	1.60		1.80	3.38	169
10/1/09 to 9/30/10	10.34	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.93	9.60	2,812	1.59	(10)	1.72	3.50	160
10/1/08 to 9/30/09	9.55	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.34	12.23	4,212	1.59		1.75	3.52	274

Class C
10/1/12 to 9/30/13	$11.38	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	(0.39)	$10.99	(0.51)%	$6,825	1.60%		1.82%	2.99%	107%
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	(0.28)	0.63	11.38	8.55	8,756	1.60		1.77	2.36	210
10/1/10 to 9/30/11	10.96	0.37	(0.19)	0.18	(0.39)	—	(0.39)	(0.21)	10.75	1.63	7,984	1.60		1.79	3.41	169
10/1/09 to 9/30/10	10.37	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.96	9.57	8,663	1.59	(10)	1.73	3.50	160
10/1/08 to 9/30/09	9.58	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.37	12.19	8,048	1.59		1.75	3.43	274

Class I
10/1/12 to 9/30/13	$11.76	0.47	(0.41)	0.06	(0.45)	—	(0.45)	(0.39)	$11.37	0.49%	$22,037	0.60%		0.82%	3.98%	107%
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	(0.39)	0.66	11.76	9.64	29,527	0.60		0.77	3.39	210
10/1/10 to 9/30/11	11.30	0.49	(0.19)	0.30	(0.50)	—	(0.50)	(0.20)	11.10	2.67	76,169	0.60		0.79	4.39	169
10/1/09 to 9/30/10	10.68	0.49	0.62	1.11	(0.49)	—	(0.49)	0.62	11.30	10.65	120,459	0.59	(10)	0.73	4.51	160
10/1/08 to 9/30/09	9.86	0.45	0.83	1.28	(0.46)	—	(0.46)	0.82	10.68	13.34	144,835	0.59		0.75	4.52	274

CA Tax-Exempt Bond Fund
Class A
10/1/12 to 9/30/13	$12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	(0.61)	(0.86)	$12.10	(2.12)%	$22,612	0.85%		1.04%	3.39%	22%
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	(0.48)	0.66	12.96	9.40	28,803	0.85		1.04	3.65	16
10/1/10 to 9/30/11	12.34	0.48	(0.04)	0.44	(0.48)	—	(0.48)	(0.04)	12.30	3.75	29,688	0.85		1.05	4.04	12
10/1/09 to 9/30/10	12.29	0.48	0.04	0.52	(0.47)	—	(0.47)	0.05	12.34	4.43	31,945	0.85		1.03	3.94	10
10/1/08 to 9/30/09	11.41	0.47	0.90	1.37	(0.48)	(0.01)	(0.49)	0.88	12.29	12.31	33,728	0.85		1.02	4.10	8

Class I
10/1/12 to 9/30/13	$12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	(0.64)	(0.86)	$12.09	(1.88)%	$26,026	0.60%		0.79%	3.65%	22%
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—	(0.51)	0.66	12.95	9.68	28,639	0.60		0.79	3.90	16
10/1/10 to 9/30/11	12.33	0.51	(0.04)	0.47	(0.51)	—	(0.51)	(0.04)	12.29	4.01	27,417	0.60		0.80	4.29	12
10/1/09 to 9/30/10	12.28	0.51	0.04	0.55	(0.50)	—	(0.50)	0.05	12.33	4.69	28,169	0.60		0.78	4.19	10
10/1/08 to 9/30/09	11.41	0.50	0.88	1.38	(0.50)	(0.01)	(0.51)	0.87	12.28	12.50	25,624	0.60		0.77	4.35	8

Virtus Mutual Funds239
238Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Disciplined Equity Style Fund
Class A
12/18/12(6) to 9/30/13	$10.00	—	2.55	2.55	(0.08)	—	(5)	(0.08)	2.47	$12.47	25.75	%(4)	$326	1.60	%(3)	7.63	%(3)	0.02	%(3)	447	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	(0.05)	2.53	2.48	(0.08)	—	(5)	(0.07)	2.40	$12.40	25.02	%(4)	$237	2.35	%(3)	8.53	%(3)	(0.51	)%(3)	447	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.05	2.52	2.57	(0.08)	—	(5)	(0.08)	2.49	$12.49	25.96	%(4)	$1,012	1.35	%(3)	7.87	%(3)	0.59	%(3)	447	%(4)

Disciplined Select Bond Fund
Class A
12/18/12(6) to 9/30/13	$10.00	0.11	(0.57)	(0.46)	(0.10)	—		(0.10)	(0.56)	$9.44	(4.53	)%(4)	$157	1.40	%(3)	9.27	%(3)	1.46	%(3)	401	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	0.05	(0.54)	(0.49)	(0.07)	—		(0.05)	(0.56)	$9.44	(4.95	)%(4)	$114	2.15	%(3)	10.14	%(3)	0.70	%(3)	401	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.13	(0.55)	(0.42)	(0.13)	—		(0.13)	(0.55)	$9.45	(4.28	)%(4)	$766	1.15	%(3)	9.18	%(3)	1.71	%(3)	401	%(4)

Disciplined Select Country Fund
Class A
12/18/12(6) to 9/30/13	$10.00	0.03	1.31	1.34	—	—		—	1.34	$11.34	13.40	%(4)	$171	1.70	%(3)	8.97	%(3)	0.38	%(3)	115	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	(0.04)	1.32	1.28	—	—		—	1.28	$11.28	12.80	%(4)	$113	2.45	%(3)	9.87	%(3)	(0.55	)%(3)	115	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.04	1.33	1.37	—	—		—	1.37	$11.37	13.70	%(4)	$909	1.45	%(3)	8.87	%(3)	0.46	%(3)	115	%(4)

Virtus Mutual Funds241
240Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$9.90	0.03	1.87	1.90	(0.04)	—	(0.03)	(0.07)	1.83%	$11.73	19.32%	$660,921	2.73	%(7)(9)	2.83	%(9)	0.27%		137%
10/1/11 to 9/30/12	9.09	0.08	0.73	0.81	—	—	—	—	0.81	9.90	8.91	109,724	2.78	(9)	3.06	(9)	0.86		165
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	9.09	(11.59)	6,615	4.35		4.65		(2.79)		186
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	—	0.07	10.57	0.67	17,556	3.76	(7)	4.04		(2.33)		155
10/1/08 to 9/30/09	9.81	(0.01)	0.70	0.69	—	—	—	—	0.69	10.50	7.03	74,749	4.04		4.23		(0.08)		253

Class B
10/1/12 to 9/30/13	$9.24	(0.07)	1.77	1.70	—	—	—	—	1.70	$10.94	18.40%	$130	3.41	%(7)(9)	3.52	%(9)	(0.71)%		137%
10/1/11 to 9/30/12	8.54	(0.19)	0.89	0.70	—	—	—	—	0.70	9.24	8.20	150	4.23	(9)	4.81	(9)	(2.19)		165
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	—	(0.29)	(1.50)	8.54	(12.42)	260	5.02		5.32		(3.49)		186
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.04	(0.20)	670	4.55	(7)	4.83		(3.15)		155
10/1/08 to 9/30/09	9.47	(0.08)	0.67	0.59	—	—	—	—	0.59	10.06	6.23	1,435	4.83		5.02		(0.79)		253

Class C
10/1/12 to 9/30/13	$9.21	(0.04)	1.74	1.70	—	—	(0.03)	(0.03)	1.67	$10.88	18.48%	$263,722	3.52	%(7)(9)	3.62	%(9)	(0.38)%		137%
10/1/11 to 9/30/12	8.52	0.01	0.68	0.69	—	—	—	—	0.69	9.21	8.10	27,123	3.61	(9)	3.91	(9)	0.12		165
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	8.52	(12.26)	2,330	5.07		5.38		(3.50)		186
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.00	(0.20)	4,249	4.62	(7)	4.90		(3.17)		155
10/1/08 to 9/30/09	9.43	(0.07)	0.66	0.59	—	—	—	—	0.59	10.02	6.26	4,434	4.84		5.03		(0.77)		253

Class I
10/1/12 to 9/30/13	$9.98	0.06	1.89	1.95	(0.06)	—	(0.03)	(0.09)	1.86	$11.84	19.67%	$744,371	2.49	%(7)(9)	2.59	%(9)	0.50%		137%
10/1/11 to 9/30/12	9.12	0.05	0.81	0.86	—	—	—	—	0.86	9.98	9.43	112,349	2.78	(9)	3.06	(9)	0.49		165
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	—	(0.29)	(1.46)	9.12	(11.47)	27,976	4.03		4.33		(2.48)		186
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	—	0.09	10.58	0.95 (4)	70,434	3.69	(3)(7)	3.97	(3)	(2.20	)(3)	155

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund
Class A
10/1/12 to 9/30/13	$10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	(0.50)	(0.66)	$9.43	(1.94)%		$3,200	1.35%		1.55%		4.92%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	101	1.35	(3)	3.49	(3)	3.35	(3)	13	(4)

Class C
10/1/12 to 9/30/13	$10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	(0.42)	(0.67)	$9.42	(2.68)%		$374	2.10%		2.32%		4.11%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	110	2.10	(3)	4.26	(3)	2.63	(3)	13	(4)

Class I
10/1/12 to 9/30/13	$10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	(0.52)	(0.68)	$9.42	(1.80)%		$24,686	1.10%		1.33%		4.99%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	0.10	10.10	1.00	(4)	25,036	1.10	(3)	3.24	(3)	3.61	(3)	13	(4)

Virtus Mutual Funds243
242Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Equity Income Fund
Class A
10/1/12 to 9/30/13	$10.59	0.31	(0.07)	0.24	(0.07)	(0.19)	(0.26)	(0.02)	$10.57	2.19%		$830	1.75%		2.90%		3.00%		100%
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	0.59	10.59	5.90	(4)	106	1.75	(3)	10.28	(3)	(0.78	)(3)	37	(4)

Class C
10/1/12 to 9/30/13	$10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	(0.21)	(0.04)	$10.54	1.48%		$417	2.50%		3.77%		1.89%		100%
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	0.58	10.58	5.80	(4)	106	2.50	(3)	11.03	(3)	(1.54	)(3)	37	(4)

Class I
10/1/12 to 9/30/13	$10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	(0.27)	(0.01)	$10.58	2.39%		$8,655	1.50%		2.87%		2.56%		100%
9/5/12(6) to 9/30/12	10.00	— (5)	0.59	0.59	—	—	—	0.59	10.59	5.90	(4)	5,082	1.50	(3)	10.03	(3)	(0.54	)(3)	37	(4)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Foreign Opportunities Fund
Class A
10/1/12 to 9/30/13	$25.42	0.23	1.63	1.86	(0.27)	—	(0.27)	1.59	$27.01	7.37%	$676,149	1.46%	0.85%	29%
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	—	(0.41)	4.59	25.42	24.34	398,166	1.45	1.16	47
10/1/10 to 9/30/11	22.06	0.34	(1.23)	(0.89)	(0.34)	—	(0.34)	(1.23)	20.83	(4.15)	346,594	1.47	1.48	31
10/1/09 to 9/30/10	19.40	0.37	2.54	2.91	(0.25)	—	(0.25)	2.66	22.06	15.34	493,214	1.47	1.82	34
10/1/08 to 9/30/09	20.54	0.34	(1.29)	(0.95)	(0.18)	(0.01)	(0.19)	(1.14)	19.40	(4.41)	505,009	1.48	2.09	63

Class C
10/1/12 to 9/30/13	$25.27	0.03	1.62	1.65	(0.10)	—	(0.10)	1.55	$26.82	6.56%	$101,655	2.21%	0.10%	29%
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	—	(0.10)	4.70	25.27	23.43	54,634	2.20	0.42	47
10/1/10 to 9/30/11	21.81	0.17	(1.22)	(1.05)	(0.19)	—	(0.19)	(1.24)	20.57	(4.85)	45,742	2.22	0.74	31
10/1/09 to 9/30/10	19.21	0.21	2.52	2.73	(0.13)	—	(0.13)	2.60	21.81	14.42	64,480	2.22	1.04	34
10/1/08 to 9/30/09	20.27	0.22	(1.27)	(1.05)	—	(0.01)	(0.01)	(1.06)	19.21	(5.18)	70,201	2.23	1.33	63

Class I
10/1/12 to 9/30/13	$25.43	0.28	1.66	1.94	(0.34)	—	(0.34)	1.60	$27.03	7.66%	$1,048,274	1.21%	1.04%	29%
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	—	(0.52)	4.54	25.43	24.64	672,948	1.20	1.46	47
10/1/10 to 9/30/11	22.12	0.42	(1.26)	(0.84)	(0.39)	—	(0.39)	(1.23)	20.89	(3.88)	584,212	1.22	1.83	31
10/1/09 to 9/30/10	19.45	0.42	2.54	2.96	(0.29)	—	(0.29)	2.67	22.12	15.60	623,222	1.22	2.08	34
10/1/08 to 9/30/09	20.58	0.40	(1.28)	(0.88)	(0.24)	(0.01)	(0.25)	(1.13)	19.45	(4.03)	554,974	1.23	2.42	63

Virtus Mutual Funds245
244Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Commodities Stock Fund
Class A
10/1/12 to 9/30/13	$9.96	(0.01)	(0.84)	(0.85)	(0.17)	—	(0.17)	(1.02)	$8.94	(8.61)%		$530	1.65%	1.87%	(0.07)%		132%
10/1/11 to 9/30/12	8.16	— (5)	1.82	1.82	(0.02)	—	(0.02)	1.80	9.96	22.30		936	1.65	1.91	(0.03)		96
3/15/11(6) to 9/30/11	10.00	(0.01)	(1.83)	(1.84)	—	—	—	(1.84)	8.16	(18.40	)(4)	204	1.65 (3)	5.40 (3)	(0.14	)(3)	32 (4)

Class C
10/1/12 to 9/30/13	$9.87	(0.08)	(0.82)	(0.90)	(0.12)	—	(0.12)	(1.02)	$8.85	(9.14)%		$300	2.40%	2.62%	(0.84)%		132%
10/1/11 to 9/30/12	8.13	(0.08)	1.82	1.74	—	—	—	1.74	9.87	21.40		117	2.40	2.60	(0.86)		96
3/15/11(6) to 9/30/11	10.00	(0.05)	(1.82)	(1.87)	—	—	—	(1.87)	8.13	(18.70	)(4)	99	2.40 (3)	6.73 (3)	(0.90	)(3)	32 (4)

Class I
10/1/12 to 9/30/13	$9.98	0.02	(0.84)	(0.82)	(0.19)	—	(0.19)	(1.01)	$8.97	(8.34)%		$28,604	1.40%	1.62%	0.18%		132%
10/1/11 to 9/30/12	8.17	0.01	1.84	1.85	(0.04)	—	(0.04)	1.81	9.98	22.67		18,658	1.40	1.59	0.14		96
3/15/11(6) to 9/30/11	10.00	0.01	(1.84)	(1.83)	—	—	—	(1.83)	8.17	(18.30	)(4)	15,692	1.40 (3)	2.92 (3)	0.14	(3)	32 (4)

Global Dividend Fund
Class A
10/1/12 to 9/30/13	$12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	$13.94	11.05%		$53,354	1.28%	1.28%	2.62%		14%
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80		36,347	1.32	1.32	2.59		21
10/1/10 to 9/30/11	10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	10.97	5.40		23,120	1.34	1.34	2.89		16
10/1/09 to 9/30/10	9.97	0.26	0.77	1.03	(0.29)	—	(0.29)	0.74	10.71	10.48		24,794	1.33	1.33	2.51		22
10/1/08 to 9/30/09	10.91	0.31	(0.87)	(0.56)	(0.30)	(0.08)	(0.38)	(0.94)	9.97	(4.76)		77,049	1.31	1.33	3.50		46

Class C
10/1/12 to 9/30/13	$12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	$13.90	10.23%		$17,969	2.03%	2.03%	1.85%		14%
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97		9,117	2.07	2.07	1.88		21
10/1/10 to 9/30/11	10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	10.95	4.51		6,138	2.09	2.09	2.11		16
10/1/09 to 9/30/10	9.95	0.20	0.75	0.95	(0.21)	—	(0.21)	0.74	10.69	9.70		7,160	2.10	2.10	1.98		22
10/1/08 to 9/30/09	10.89	0.26	(0.89)	(0.63)	(0.23)	(0.08)	(0.31)	(0.94)	9.95	(5.49)		6,188	2.09	2.10	2.85		46

Class I
10/1/12 to 9/30/13	$12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	$13.94	11.23%		$70,485	1.03%	1.03%	2.86%		14%
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19		48,830	1.07	1.07	2.85		21
10/1/10 to 9/30/11	10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	10.97	5.56		33,865	1.09	1.09	3.16		16
10/1/09 to 9/30/10	9.96	0.31	0.76	1.07	(0.31)	—	(0.31)	0.76	10.72	10.96		37,094	1.10	1.10	3.04		22
10/1/08 to 9/30/09	10.90	0.34	(0.87)	(0.53)	(0.33)	(0.08)	(0.41)	(0.94)	9.96	(4.54)		344	1.09	1.10	3.80		46

Virtus Mutual Funds247
246Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities Fund
Class A
10/1/12 to 9/30/13	$9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	$11.07	12.05%		$78,434	1.55%		1.50%		0.69%	61%
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80		71,592	1.55		1.55		0.53	73
10/1/10 to 9/30/11	7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	7.91	2.54		54,916	1.55		1.67		0.65	56
10/1/09 to 9/30/10	6.67	0.09	1.11	1.20	(0.08)	—	(0.08)	1.12	7.79	18.09		59,088	1.57	(7)	1.66		1.21	78
10/1/08 to 9/30/09	7.82	0.07	(1.14)	(1.07)	(0.08)	—	(0.08)	(1.15)	6.67	(13.53)		53,644	1.86		1.86		1.16	168

Class B
10/1/12 to 9/30/13	$8.82	(0.01)	1.00	0.99	—	—	—	0.99	$9.81	11.22%		$798	2.30%		2.25%		(0.10)%	61%
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93		1,048	2.30		2.30		(0.28)	73
10/1/10 to 9/30/11	6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.06	1.76		915	2.30		2.42		(0.14)	56
10/1/09 to 9/30/10	6.00	0.03	0.99	1.02	(0.05)	—	(0.05)	0.97	6.97	17.09		1,294	2.32	(7)	2.41		0.43	78
10/1/08 to 9/30/09	7.06	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	6.00	(14.10)		1,369	2.61		2.61		0.35	168

Class C
10/1/12 to 9/30/13	$8.77	—	0.99	0.99	—	—	—	0.99	$9.76	11.29%		$2,963	2.30%		2.24%		(0.03)%	61%
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93		1,700	2.30		2.30		(0.25)	73
10/1/10 to 9/30/11	6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.02	1.77		813	2.30		2.42		(0.11)	56
10/1/09 to 9/30/10	5.97	0.03	0.98	1.01	(0.05)	—	(0.05)	0.96	6.93	17.01		806	2.32	(7)	2.41		0.48	78
10/1/08 to 9/30/09	7.03	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	5.97	(14.16)		776	2.62		2.62		0.37	168

Class I
10/1/12 to 9/30/13	$9.91	0.10	1.12	1.22	(0.06)	—	(0.06)	1.16	$11.07	12.36%		$29,540	1.30%		1.30%		0.94%	61%
8/8/12(6) to 9/30/12	9.38	— (5)	0.53	0.53	—	—	—	0.53	9.91	5.54	(4)	23,617	1.30	(3)	1.30	(3)	0.02 (3)	73 (4)

Global Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	$11.76	12.32%		$56,689	1.75	%(10)	—	%(12)	0.33%	194%
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78		0.83	258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23 (3)	199 (4)

Class C
10/1/12 to 9/30/13	$10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	$11.64	11.52%		$44,239	2.48	%(10)	—	%(12)	(0.42)%	194%
10/1/11 to 3/31/12(13)	9.40	—	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53		0.01	258
3/15/11(6) to 9/30/11	10.00	0.01	(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17 (3)	199 (4)

Class I
10/1/12 to 9/30/13	$10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	$11.80	12.59%		$38,889	1.50	%(10)	—	%(12)	0.58%	194%
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52		0.90	258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37 (3)	199 (4)

Virtus Mutual Funds249
248Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Real Estate Securities Fund
Class A
10/1/12 to 9/30/13	$22.40	0.35	1.09	1.44	(0.70)	—	(0.70)	0.74	$23.14	6.48%	$15,306	1.40%		1.66%		1.51%	18%
10/1/11 to 9/30/12	17.78	0.33	4.77	5.1	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40		2.37		1.61	31
10/1/10 to 9/30/11	19.84	0.50	(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	17.78	(2.57)	5,275	1.40		3.16		2.48	41
10/1/09 to 9/30/10	18.33	0.40	3.31	3.71	(1.55)	(0.65)	(2.20)	1.51	19.84	22.42	2,492	1.40		4.07		2.21	28
3/2/09(6) to 9/30/09	10.00	0.30	8.03	8.33	—	—	—	8.33	18.33	83.30 (4)	1,586	1.40	(3)	9.62	(3)	3.68 (3)	29	(4)

Class C
10/1/12 to 9/30/13	$22.14	0.18	1.08	1.26	(0.62)	—	(0.62)	0.64	$22.78	5.70%	$3,545	2.15%		2.41%		0.80%	18%
10/1/11 to 9/30/12	17.65	0.17	4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15		3.11		0.83	31
10/1/10 to 9/30/11	19.67	0.35	(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	17.65	(3.25)	486	2.15		3.91		1.73	41
10/1/09 to 9/30/10	18.25	0.27	3.29	3.56	(1.49)	(0.65)	(2.14)	1.42	19.67	21.55	262	2.15		4.83		1.50	28
3/2/09(6) to 9/30/09	10.00	0.24	8.01	8.25	—	—	—	8.25	18.25	82.50 (4)	194	2.15	(3)	10.45	(3)	2.94 (3)	29	(4)

Class I
10/1/12 to 9/30/13	$22.51	0.42	1.09	1.51	(0.74)	—	(0.74)	0.77	$23.28	6.78%	$25,332	1.15%		1.41%		1.78%	18%
10/1/11 to 9/30/12	17.85	0.45	4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15		1.93		2.04	31
10/1/10 to 9/30/11	19.91	0.63	(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	17.85	(2.26)	609	1.15		2.92		3.07	41
10/1/09 to 9/30/10	18.36	0.47	3.30	3.77	(1.57)	(0.65)	(2.22)	1.55	19.91	22.77	678	1.15		3.90		2.63	28
3/2/09(6) to 9/30/09	10.00	0.32	8.04	8.36	—	—	—	8.36	18.36	83.60 (4)	183	1.15	(3)	6.04	(3)	3.93 (3)	29	(4)

Greater Asia ex Japan Opportunities Fund
Class A
10/1/12 to 9/30/13	$15.44	0.05	(0.04)	0.01	(0.09)	(0.46)	(0.55)	(0.54)	$14.90	0.14%	$8,852	1.80%		3.04%		0.32%	41%
10/1/11 to 9/30/12	13.93	0.07	1.99	2.06	(0.02)	(0.53)	(0.55)	1.51	15.44	15.56	8,366	1.80		3.11		0.49	40
10/1/10 to 9/30/11	16.89	0.06	(1.09)	(1.03)	(0.1)	(1.83)	(1.93)	(2.96)	13.93	(6.88)	9,125	1.80		3.06		0.39	60
10/1/09 to 9/30/10	13.01	0.14	4.19	4.33	(0.13)	(0.32)	(0.45)	3.88	16.89	34.27	10,305	1.80		3.05		1.00	78
4/21/09(6) to 9/30/09	10.00	0.10	2.91	3.01	—	—	—	3.01	13.01	30.10 (4)	6,431	1.80	(3)	3.78	(3)	1.88 (3)	26	(4)

Class C
10/1/12 to 9/30/13	$15.19	(0.04)	(0.06)	(0.10)	—	(0.46)	(0.46)	(0.56)	$14.63	(0.65)%	$392	2.55%		3.78%		(0.29)%	41%
10/1/11 to 9/30/12	13.79	(0.03)	1.96	1.93	—	(0.53)	(0.53)	1.40	15.19	14.74	230	2.55		3.87		(0.22)	40
10/1/10 to 9/30/11	16.77	(0.07)	(1.08)	(1.15)	—	(1.83)	(1.83)	(2.98)	13.79	(7.61)	223	2.55		3.81		(0.47)	60
10/1/09 to 9/30/10	12.96	0.07	4.16	4.23	(0.10)	(0.32)	(0.42)	3.81	16.77	33.39	430	2.55		3.83		0.46	78
4/21/09(6) to 9/30/09	10.00	0.06	2.90	2.96	—	—	—	2.96	12.96	29.60 (4)	130	2.55	(3)	4.54	(3)	1.12 (3)	26	(4)

Class I
10/1/12 to 9/30/13	$15.50	0.11	(0.19)	(0.08)	—	(0.46)	(0.46)	(0.54)	$14.96	0.42%	$999	1.55%		2.76%		0.71%	41%
10/1/11 to 9/30/12	13.99	0.10	2.00	2.10	(0.06)	(0.53)	(0.59)	1.51	15.50	15.80	314	1.55		2.76		0.70	40
10/1/10 to 9/30/11	16.94	0.08	(1.06)	(0.98)	(0.14)	(1.83)	(1.97)	(2.95)	13.99	(6.57)	248	1.55		2.78		0.50	60
10/1/09 to 9/30/10	13.02	0.18	4.21	4.39	(0.15)	(0.32)	(0.47)	3.92	16.94	34.69	198	1.55		2.80		1.25	78
4/21/09(6) to 9/30/09	10.00	0.11	2.91	3.02	—	—	—	3.02	13.02	30.20 (4)	130	1.55	(3)	3.54	(3)	2.11 (3)	26	(4)

Virtus Mutual Funds251
250Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater European Opportunities Fund
Class A
10/1/12 to 9/30/13	$14.20	0.13	2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	$15.87	15.92%	$13,433	1.45%		2.22%		0.86%	75%
10/1/11 to 9/30/12	11.80	0.16	2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45		2.82		1.26	49
10/1/10 to 9/30/11	13.56	0.17	(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	11.80	(2.09)	4,571	1.45		3.03		1.26	46
10/1/09 to 9/30/10	12.97	0.21	0.95	1.16	(0.15)	(0.42)	(0.57)	0.59	13.56	9.14	4,629	1.45		2.75		1.60	48
4/21/09(6) to 9/30/09	10.00	0.12	2.85	2.97	—	—	—	2.97	12.97	29.70 (4)	6,236	1.45	(3)	3.60	(3)	2.38 (3)	14	(4)

Class C
10/1/12 to 9/30/13	$14.10	0.03	2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	$15.71	15.11%	$607	2.20%		2.92%		0.21%	75%
10/1/11 to 9/30/12	11.69	0.07	2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20		3.57		0.52	49
10/1/10 to 9/30/11	13.45	0.07	(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	11.69	(2.77)	144	2.20		3.78		0.53	46
10/1/09 to 9/30/10	12.93	0.07	0.98	1.05	(0.11)	(0.42)	(0.53)	0.52	13.45	8.28	142	2.20		3.50		0.56	48
4/21/09(6) to 9/30/09	10.00	0.07	2.86	2.93	—	—	—	2.93	12.93	29.30 (4)	196	2.20	(3)	4.27	(3)	1.31 (3)	14	(4)

Class I
10/1/12 to 9/30/13	$14.23	0.06	2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	$15.92	16.19%	$1,918	1.20%		1.96%		0.39%	75%
10/1/11 to 9/30/12	11.83	0.17	2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20		2.57		1.32	49
10/1/10 to 9/30/11	13.6	0.17	(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	11.83	(1.84)	206	1.20		2.78		1.33	46
10/1/09 to 9/30/10	12.98	0.24	0.96	1.20	(0.16)	(0.42)	(0.58)	0.62	13.60	9.48	142	1.20		2.56		1.83	48
4/21/09(6) to 9/30/09	10.00	0.14	2.84	2.98	—	—	—	2.98	12.98	29.80 (4)	130	1.20	(3)	3.34	(3)	2.63 (3)	14	(4)

Herzfeld Fund
Class A
10/1/12 to 9/30/13	$10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	$10.45	5.10%	$2,917	1.60%		2.60%		3.13%	22%
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10 (4)	105	1.60	(3)	37.91	(3)	5.93	3	(4)

Class C
10/1/12 to 9/30/13	$10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	$10.43	4.36%	$4,942	2.35%		3.25%		2.40%	22%
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	102	2.35	(3)	38.62	(3)	5.21	3	(4)

Class I
10/1/12 to 9/30/13	$10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	$10.46	5.41%	$1,765	1.35%		3.71%		0.86%	22%
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	1,017	1.35	(3)	38.61	(3)	4.39	3	(4)

Virtus Mutual Funds253
252Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
High Yield Fund
Class A
10/1/12 to 9/30/13	$4.28	0.26		(0.01)	0.25	(0.26)	—	(0.26)	(0.01)	$4.27	5.98%	$80,155	1.15%		1.31%		6.05%	100%
10/1/11 to 9/30/12	3.85	0.28		0.44	0.72	(0.29)	—	(0.29)	0.43	4.28	19.19	98,701	1.15		1.31		6.82	92
10/1/10 to 9/30/11	4.17	0.29		(0.32)	(0.03)	(0.29)	—	(0.29)	(0.32)	3.85	(0.82)	86,530	1.21	(7)	1.35		6.93	106
10/1/09 to 9/30/10	3.89	0.31		0.28	0.59	(0.31)	—	(0.31)	0.28	4.17	15.43	101,326	1.35		1.35	(3)	7.69	92
10/1/08 to 9/30/09	3.98	0.31		(0.08)	0.23	(0.32)	—	(0.32)	(0.09)	3.89	7.02	90,560	1.37		1.37		8.88	134

Class B
10/1/12 to 9/30/13	$4.19	0.23		(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	$4.17	5.06%	$131	1.90%		2.05%		5.31%	100%
10/1/11 to 9/30/12	3.77	0.24		0.44	0.68	(0.26)	—	(0.26)	0.42	4.19	18.46	307	1.90		2.06		6.07	92
10/1/10 to 9/30/11	4.08	0.25		(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.77	(1.66)	404	1.96	(7)	2.10		6.17	106
10/1/09 to 9/30/10	3.82	0.27		0.27	0.54	(0.28)	—	(0.28)	0.26	4.08	14.65	663	2.10		2.10	(3)	6.95	92
10/1/08 to 9/30/09	3.92	0.28		(0.09)	0.19	(0.29)	—	(0.29)	(0.10)	3.82	6.13	1,019	2.12		2.12		8.21	134

Class C
10/1/12 to 9/30/13	$4.23	0.23		(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	$4.21	5.00%	$3,302	1.90%		2.06%		5.31%	100%
10/1/11 to 9/30/12	3.80	0.25		0.44	0.69	(0.26)	—	(0.26)	0.43	4.23	18.59	2,944	1.90		2.07		6.07	92
10/1/10 to 9/30/11	4.11	0.25		(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.80	(1.65)	2,028	1.95	(7)	2.10		6.18	106
10/1/09 to 9/30/10	3.85	0.27		0.27	0.54	(0.28)	—	(0.28)	0.26	4.11	14.53	2,119	2.10		2.10	(3)	6.93	92
10/1/08 to 9/30/09	3.94	0.28		(0.08)	0.20	(0.29)	—	(0.29)	(0.09)	3.85	6.36	1,585	2.12		2.12		8.06	134

Class I
10/1/12 to 9/30/13	$4.28	0.27		(0.01)	0.26	(0.27)	—	(0.27)	(0.01)	$4.27	6.25%	$5,812	0.90%		1.05%		6.37%	100%
8/8/12(6) to 9/30/12	4.23	0.04		0.06	0.10	(0.05)	—	(0.05)	0.05	4.28	2.37 (4)	102	0.90	(3)	1.08	(3)	6.86 (3)	92	(4)

International Equity Fund
Class A
10/1/12 to 9/30/13	$10.87	0.16		1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	$10.50	13.38%	$170	1.50%		1.95%		1.41%	277	%(9)
10/1/11 to 9/30/12	9.79	0.21		1.36	1.57	(0.3)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50		1.80		2.02	25
10/1/10 to 9/30/11	10.17	0.29		(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	9.79	(2.85)	952	1.50		2.11		2.73	65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.17	0.17	—	—	—	0.17	10.17	1.70 (4)	102	1.50	(3)	19.64	(3)	1.36 (3)	0	(4)

Class C
10/1/12 to 9/30/13	$10.77	0.08		1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	$10.37	12.53%	$124	2.25%		2.73%		0.70%	277	%(9)
10/1/11 to 9/30/12	9.76	0.20		1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25		2.51		1.94	25
10/1/10 to 9/30/11	10.16	0.18		(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	9.76	(3.58)	98	2.25		3.15		1.70	65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.16	0.16	—	—	—	0.16	10.16	1.60 (4)	102	2.25	(3)	20.39	(3)	0.61 (3)	0	(4)

Class I
10/1/12 to 9/30/13	$10.82	0.22		1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	$10.45	13.68%	$2,185	1.25%		1.54%		1.97%	277	%(9)
10/1/11 to 9/30/12	9.80	0.30		1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25		1.50		2.94	25
10/1/10 to 9/30/11	10.18	0.34		(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	9.80	(2.62)	17,689	1.25		1.88		3.16	65
9/16/10(6) to 9/30/10	10.00	0.01		0.17	0.18	—	—	—	0.18	10.18	1.70 (4)	7,068	1.25	(3)	19.39	(3)	1.62 (3)	0	(4)

Virtus Mutual Funds255
254Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
International Real Estate Securities Fund
Class A
10/1/12 to 9/30/13	$6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	$6.61	9.39%		$10,234	1.50%		1.75%		2.23%		22%
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35		3,916	1.50		1.85		2.69		41
10/1/10 to 9/30/11	6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	5.23	(7.15)		3,243	1.50		1.77		5.03		41
10/1/09 to 9/30/10	6.00	0.13	0.65	0.78	(0.48)	—	(0.48)	0.30	6.30	14.44		2,474	1.50		1.70		2.21		20
10/1/08 to 9/30/09	6.72	0.21	(0.66)	(0.45)	(0.27)	—	(0.27)	(0.72)	6.00	(5.59)		32,178	1.50		1.66		4.71		54

Class C
10/1/12 to 9/30/13	$6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	$6.56	8.55%		$1,911	2.25%		2.49%		1.35%		22%
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36		1,531	2.25		2.60		2.04		41
10/1/10 to 9/30/11	6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	5.20	(7.90)		962	2.25		2.52		3.91		41
10/1/09 to 9/30/10	6.00	0.13	0.61	0.74	(0.48)	—	(0.48)	0.26	6.26	13.73		494	2.25		2.51		2.28		20
10/1/08 to 9/30/09	6.70	0.19	(0.67)	(0.48)	(0.22)	—	(0.22)	(0.70)	6.00	(6.30)		413	2.25		2.40		4.21		54

Class I
10/1/12 to 9/30/13	$6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	$6.61	9.66%		$29,999	1.25%		1.49%		2.35%		22%
10/1/11 to 9/30/12	5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74		28,095	1.25		1.59		2.92		41
10/1/10 to 9/30/11	6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	5.23	(7.04)		24,420	1.25		1.52		5.65		41
10/1/09 to 9/30/10	5.99	0.19	0.61	0.80	(0.48)	—	(0.48)	0.32	6.31	14.83		24,052	1.25		1.51		3.31		20
10/1/08 to 9/30/09	6.72	0.23	(0.67)	(0.44)	(0.29)	—	(0.29)	(0.73)	5.99	(5.43)		71	1.25		1.41		4.87		54

International Small-Cap Fund
Class A
10/1/12 to 9/30/13	$10.09	0.30	2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	$13.20	31.97%		$403	1.60%		2.51%		2.52%		26%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	101	1.60	(3)	16.64	(3)	3.65	(3)	0 (4)

Class C
10/1/12 to 9/30/13	$10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	$13.16	30.92%		$374	2.35%		3.34%		1.62%		26%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	107	2.35	(3)	17.43	(3)	2.86	(3)	0 (4)

Class I
10/1/12 to 9/30/13	$10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	$13.21	32.13%		$18,123	1.35%		2.23%		2.82%		26%
9/5/12(6) to 9/30/12	10.00	0.03	0.07	0.10	—	—	—	0.10	10.10	1.00	(4)	2,834	1.35	(3)	16.39	(3)	3.89	(3)	0 (4)

Low Volatility Equity Fund
Class A
6/11/13(6) to 9/30/13	$10.00	0.06	0.18	0.24	—	—	—	0.24	$10.24	2.40	%(4)	$136	1.55	%(3)	7.66	%(3)	2.00	%(3)	0%

Class C
6/11/13(6) to 9/30/13	$10.00	0.03	0.18	0.21	—	—	—	0.21	$10.21	2.10	%(4)	$130	2.30	%(3)	8.49	%(3)	0.99	%(3)	0%

Class I
6/11/13(6) to 9/30/13	$10.00	0.07	0.18	0.25	—	—	—	0.25	$10.25	2.50	%(4)	$1,332	1.30	%(3)	7.51	%(3)	2.23	%(3)	0%

Virtus Mutual Funds257
256Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Intermediate Bond Fund
Class A
10/1/12 to 9/30/13	$11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	(0.67)	(0.38)	$10.77	2.59%	$184,524	1.10%	1.10%	5.13%	77%
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	(0.64)	0.91	11.15	15.51	196,554	1.13	1.13	5.73	76
10/1/10 to 9/30/11	10.77	0.66	(0.47)	0.19	(0.72)	—	(0.72)	(0.53)	10.24	1.58	137,395	1.16	1.16	6.07	45
10/1/09 to 9/30/10	9.96	0.67	0.79	1.46	(0.65)	—	(0.65)	0.81	10.77	15.14	125,962	1.16	1.16	6.46	74
10/1/08 to 9/30/09	9.23	0.59	0.85	1.44	(0.71)	—	(0.71)	0.73	9.96	17.34	121,968	1.16	1.16	6.90	85

Class B
10/1/12 to 9/30/13	$11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	(0.59)	(0.38)	$10.74	1.83%	$7,603	1.85%	1.85%	4.39%	77%
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	(0.56)	0.90	11.12	14.59	9,974	1.88	1.88	5.02	76
10/1/10 to 9/30/11	10.75	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.22	0.82	10,685	1.91	1.91	5.31	45
10/1/09 to 9/30/10	9.95	0.59	0.79	1.38	(0.58)	—	(0.58)	0.80	10.75	14.20	13,590	1.91	1.91	5.72	74
10/1/08 to 9/30/09	9.22	0.53	0.84	1.37	(0.64)	—	(0.64)	0.73	9.95	16.47	13,276	1.91	1.91	6.18	85

Class C
10/1/12 to 9/30/13	$11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	(0.59)	(0.37)	$10.86	1.90%	$104,591	1.85%	1.85%	4.39%	77%
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	(0.56)	0.92	11.23	14.65	108,595	1.88	1.88	4.98	76
10/1/10 to 9/30/11	10.84	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.31	0.80	70,735	1.91	1.91	5.32	45
10/1/09 to 9/30/10	10.02	0.59	0.80	1.39	(0.57)	—	(0.57)	0.82	10.84	14.29	62,214	1.91	1.91	5.71	74
10/1/08 to 9/30/09	9.27	0.52	0.87	1.39	(0.64)	—	(0.64)	0.75	10.02	16.59	41,374	1.90	1.90	5.93	85

Class I
10/1/12 to 9/30/13	$11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	(0.70)	(0.38)	$10.77	2.85%	$86,387	0.85%	0.85%	5.38%	77%
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	(0.66)	0.91	11.15	15.80	74,847	0.88	0.88	5.93	76
10/1/10 to 9/30/11	10.76	0.69	(0.46)	0.23	(0.75)	—	(0.75)	(0.52)	10.24	1.93	22,408	0.91	0.91	6.32	45
10/1/09(6) to 9/30/10	9.95	0.70	0.79	1.49	(0.68)	—	(0.68)	0.81	10.76	15.41 (4)	7,633	0.91 (3)	0.91 (3)	6.78 (3)	74

Virtus Mutual Funds259
258Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Short Term Bond Fund
Class A
10/1/12 to 9/30/13	$4.94	0.18	(0.09)	0.09	(0.18)	(0.18)	(0.09)	$4.85	1.84%	$3,574,450	0.99%	3.65%	49%
10/1/11 to 9/30/12	4.67	0.21	0.27	0.48	(0.21)	(0.21)	0.27	4.94	10.58	3,038,093	1.01	4.31	52
10/1/10 to 9/30/11	4.80	0.22	(0.12)	0.10	(0.23)	(0.23)	(0.13)	4.67	2.02	2,463,360	1.05	4.59	35
10/1/09 to 9/30/10	4.54	0.25	0.26	0.51	(0.25)	(0.25)	0.26	4.80	11.65	1,897,491	1.07	5.31	49
10/1/08 to 9/30/09	4.21	0.24	0.35	0.59	(0.26)	(0.26)	0.33	4.54	14.91	1,433,927	1.12	5.93	88

Class B
10/1/12 to 9/30/13	$4.91	0.16	(0.09)	0.07	(0.16)	(0.16)	(0.09)	$4.82	1.34%	$2,572	1.49%	3.17%	49%
10/1/11 to 9/30/12	4.65	0.18	0.27	0.45	(0.19)	(0.19)	0.26	4.91	9.87	3,590	1.51	3.86	52
10/1/10 to 9/30/11	4.78	0.20	(0.12)	0.08	(0.21)	(0.21)	(0.13)	4.65	1.53	5,550	1.55	4.10	35
10/1/09 to 9/30/10	4.52	0.23	0.26	0.49	(0.23)	(0.23)	0.26	4.78	11.16	9,435	1.56	4.86	49
10/1/08 to 9/30/09	4.19	0.22	0.35	0.57	(0.24)	(0.24)	0.33	4.52	14.41	12,753	1.62	5.47	88

Class C
10/1/12 to 9/30/13	$4.99	0.17	(0.09)	0.08	(0.17)	(0.17)	(0.09)	$4.90	1.56%	$1,567,725	1.24%	3.40%	49%
10/1/11 to 9/30/12	4.72	0.20	0.27	0.47	(0.20)	(0.20)	0.27	4.99	10.19	1,067,276	1.27	4.04	52
10/1/10 to 9/30/11	4.85	0.21	(0.12)	0.09	(0.22)	(0.22)	(0.13)	4.72	1.75	616,170	1.30	4.33	35
10/1/09 to 9/30/10	4.58	0.24	0.27	0.51	(0.24)	(0.24)	0.27	4.85	11.49	471,332	1.32	5.04	49
10/1/08 to 9/30/09	4.24	0.23	0.36	0.59	(0.25)	(0.25)	0.34	4.58	14.75	241,339	1.36	5.63	88

Class T
10/1/12 to 9/30/13	$4.98	0.14	(0.09)	0.05	(0.14)	(0.14)	(0.09)	$4.89	1.06%	$751,220	1.74%	2.91%	49%
10/1/11 to 9/30/12	4.71	0.17	0.28	0.45	(0.18)	(0.18)	0.27	4.98	9.67	704,225	1.76	3.56	52
10/1/10 to 9/30/11	4.84	0.19	(0.13)	0.06	(0.19)	(0.19)	(0.13)	4.71	1.24	530,162	1.80	3.84	35
10/1/09 to 9/30/10	4.57	0.21	0.28	0.49	(0.22)	(0.22)	0.27	4.84	10.96	394,183	1.82	4.54	49
10/1/08 to 9/30/09	4.23	0.21	0.36	0.57	(0.23)	(0.23)	0.34	4.57	14.21	219,501	1.86	5.11	88

Class I
10/1/12 to 9/30/13	$4.94	0.19	(0.09)	0.10	(0.19)	(0.19)	(0.09)	$4.85	2.09%	$2,418,863	0.74%	3.90%	49%
10/1/11 to 9/30/12	4.68	0.22	0.27	0.49	(0.23)	(0.23)	0.26	4.94	10.62	1,606,957	0.77	4.55	52
10/1/10 to 9/30/11	4.81	0.23	(0.12)	0.11	(0.24)	(0.24)	(0.13)	4.68	2.28	901,528	0.80	4.83	35
10/1/09 to 9/30/10	4.54	0.26	0.28	0.54	(0.27)	(0.27)	0.27	4.81	12.16	468,264	0.83	5.51	49
10/1/08 to 9/30/09	4.21	0.28	0.32	0.60	(0.27)	(0.27)	0.33	4.54	15.20	20,553	1.03	6.47	88

Virtus Mutual Funds261
260Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	$15.52	16.50%		$1,937,456	1.62	%(13)	1.62%		0.75%		140%
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64		0.80		297
10/1/10 to 9/30/11	11.17	0.10	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(9)	1.67		0.80		247
7/1/10(6) to 9/30/10	10.00	0.12	1.05	1.17	—	—	—	1.17	11.17	11.70	(4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47	(4)

Class C
10/1/12 to 9/30/13	$13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	$15.39	15.55%		$1,307,857	2.37	%(13)	2.37%		0.02%		140%
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39		0.09		297
10/1/10 to 9/30/11	11.15	0.02	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(9)	2.42		0.13		247
7/1/10(6) to 9/30/10	10.00	0.09	1.06	1.15	—	—	—	1.15	11.15	11.50	(4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47	(4)

Class I
10/1/12 to 9/30/13	$13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	$15.54	16.75%		$2,580,005	1.37	%(13)	1.37%		1.02%		140%
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39		1.10		297
10/1/10 to 9/30/11	11.17	0.14	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(9)	1.42		1.09		247
7/1/10(6) to 9/30/10	10.00	0.11	1.06	1.17	—	—	—	1.17	11.17	11.70	(4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47	(4)

Virtus Mutual Funds263
262Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Securities Fund
Class A
10/1/12 to 9/30/13	$34.19	0.36	0.91	1.27	(0.36)	—	(0.36)	0.91	$35.10	3.70%	$745,631	1.40%	1.00%	30%
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)	8.14	34.19	32.49	789,925	1.41	0.67	24
10/1/10 to 9/30/11	26.10	0.11	0.12	0.23	(0.28)	—	(0.28)	(0.05)	26.05	0.82	605,073	1.46	0.39	36
10/1/09 to 9/30/10	20.21	0.32	5.90	6.22	(0.33)	—	(0.33)	5.89	26.10	30.93	576,760	1.48	1.39	35
10/1/08 to 9/30/09	29.19	0.47	(8.99)	(8.52)	(0.46)	—	(0.46)	(8.98)	20.21	(28.61)	552,518	1.59	2.88	48

Class B
10/1/12 to 9/30/13	$33.72	0.10	0.89	0.99	(0.09)	—	(0.09)	0.90	$34.62	2.92%	$3,978	2.15%	0.29%	30%
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)	8.01	33.72	31.49	6,761	2.16	0.07	24
10/1/10 to 9/30/11	25.76	(0.01)	0.03	0.02	(0.07)	—	(0.07)	(0.05)	25.71	0.03	9,461	2.21	(0.05)	36
10/1/09 to 9/30/10	19.95	0.16	5.81	5.97	(0.16)	—	(0.16)	5.81	25.76	30.01	16,595	2.23	0.70	35
10/1/08 to 9/30/09	28.85	0.35	(8.91)	(8.56)	(0.34)	—	(0.34)	(8.90)	19.95	(29.20)	17,648	2.34	2.16	48

Class C
10/1/12 to 9/30/13	$34.14	0.08	0.92	1.00	(0.10)	—	(0.10)	0.90	$35.04	2.93%	$63,005	2.15%	0.23%	30%
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)	8.12	34.14	31.48	60,941	2.16	(0.10)	24
10/1/10 to 9/30/11	26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	26.02	0.08	44,853	2.21	(0.30)	36
10/1/09 to 9/30/10	20.19	0.15	5.88	6.03	(0.16)	—	(0.16)	5.87	26.06	29.95	46,722	2.23	0.65	35
10/1/08 to 9/30/09	29.17	0.35	(8.99)	(8.64)	(0.34)	—	(0.34)	(8.98)	20.19	(29.17)	41,818	2.34	2.12	48

Class I
10/1/12 to 9/30/13	$34.16	0.43	0.92	1.35	(0.44)	—	(0.44)	0.91	$35.07	3.96%	$494,963	1.15%	1.21%	30%
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)	8.13	34.16	32.80	422,374	1.16	0.93	24
10/1/10 to 9/30/11	26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	26.03	1.08	320,059	1.21	0.65	36
10/1/09 to 9/30/10	20.19	0.38	5.90	6.28	(0.39)	—	(0.39)	5.89	26.08	31.27	306,740	1.23	1.63	35
10/1/08 to 9/30/09	29.17	0.49	(8.97)	(8.48)	(0.50)	—	(0.50)	(8.98)	20.19	(28.45)	206,474	1.32	3.00	48

Virtus Mutual Funds265
264Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Senior Floating Rate Fund
Class A
10/1/12 to 9/30/13	$9.79	0.42	0.04	0.46	(0.46)	—	(5)	—	(0.46)	—	$9.79	4.84%	$386,113	1.21%		1.21%		4.29%	68%
10/1/11 to 9/30/12	9.28	0.49	0.49	0.98	(0.47)	—		—	(0.47)	0.51	9.79	10.75	256,397	1.23		1.23		5.06	56
10/1/10 to 9/30/11	9.80	0.45	(0.27)	0.18	(0.49)	(0.07)		(0.14)	(0.70)	(0.52)	9.28	1.62	215,427	1.20	(9)	1.19	(9)	4.58	69
10/1/09 to 9/30/10	9.87	0.67	0.09	0.76	(0.64)	(0.19)		—	(0.83)	(0.07)	9.80	8.05	98,790	1.20	(9)	1.15	(9)	6.86	41
10/1/08 to 9/30/09	9.41	0.54	0.47	1.01	(0.55)	—	(5)	—	(0.55)	0.46	9.87	11.74	52,987	1.20		1.33		6.00	63

Class C
10/1/12 to 9/30/13	$9.80	0.35	0.05	0.40	(0.39)	—	(5)	—	(0.39)	0.01	$9.81	4.15%	$182,667	1.96%		1.96%		3.51%	68%
10/1/11 to 9/30/12	9.29	0.41	0.50	0.91	(0.40)	—		—	(0.40)	0.51	9.80	9.92	95,078	1.98		1.98		4.31	56
10/1/10 to 9/30/11	9.81	0.36	(0.26)	0.10	(0.41)	(0.07)		(0.14)	(0.62)	(0.52)	9.29	0.85	92,623	1.95	(9)	1.94	(9)	3.69	69
10/1/09 to 9/30/10	9.87	0.59	0.10	0.69	(0.56)	(0.19)		—	(0.75)	(0.06)	9.81	7.35	30,116	1.95	(9)	1.92	(9)	6.02	41
10/1/08 to 9/30/09	9.41	0.44	0.51	0.95	(0.49)	—	(5)	—	(0.49)	0.46	9.87	10.94	2,740	1.95		2.05		4.82	63

Class I
10/1/12 to 9/30/13	$9.78	0.43	0.07	0.50	(0.49)	—	(5)	—	(0.49)	0.01	$9.79	5.21%	$381,791	0.96%		0.96%		4.41%	68%
10/1/11 to 9/30/12	9.27	0.51	0.49	1.00	(0.49)	—		—	(0.49)	0.51	9.78	11.04	94,193	0.98		0.98		5.31	56
10/1/10 to 9/30/11	9.80	0.46	(0.27)	0.19	(0.51)	(0.07)		(0.14)	(0.72)	(0.53)	9.27	1.78	71,584	0.95	(9)	0.93	(9)	4.67	69
10/1/09 to 9/30/10	9.86	0.64	0.15	0.79	(0.66)	(0.19)		—	(0.85)	(0.06)	9.80	8.44	32,679	0.95	(9)	0.89	(9)	6.56	41
10/1/08 to 9/30/09	9.41	0.58	0.45	1.03	(0.58)	—	(5)	—	(0.58)	0.45	9.86	11.94	394	0.95		1.13		6.54	63

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Asets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Wealth Masters Fund
Class A
10/1/12 to 9/30/13	$10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	—	(0.14)	2.90	$13.12	30.09%		$5,169	1.45%		3.29%		(0.10)%		22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20	(4)	106	1.45	(3)	44.72	(3)	0.78	(3)	26	(4)

Class C
10/1/12 to 9/30/13	$10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	—	(0.12)	2.83	$13.04	29.11%		$1,742	2.20%		4.41%		(0.66)%		22%
9/5/12(6) to 9/30/12	10.00	— (5)	0.21	0.21	—	—	—	—	0.21	10.21	2.10	(4)	107	2.20	(3)	45.67	(3)	0.04	(3)	26	(4)

Class I
10/1/12 to 9/30/13	$10.22	0.06	3.01	3.07	(0.10)	(0.05)	—	(0.15)	2.92	$13.14	30.37%		$44,813	1.20%		4.64%		0.52%		22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20	(4)	818	1.20	(3)	44.40	(3)	1.04	(3)	26	(4)

Footnote Legend
(1)
  Sales charges, where applicable, are not reflected in the total return calculation.
(2)
  Computed using average shares outstanding.
(3)
  Annualized.
(4)
  Not annualized.
Virtus Mutual Funds267
266Virtus Mutual Funds

Financial Highlights (continued)
(5)
  Amount is less than $0.005.
(6)
  Inception date.
(7)
  Due to change in expense ratio, the ratio shown is a blended expense ratio.
(8)
  The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)
  See Note 3C in the Notes to Financial Statements in the Annual Report for information on recapture of expenses previously waived.
(10)
  Includes extraordinary expenses.
(11)
  Blended net expense ratio.
(12)
  The expense ratio for interest and dividends on short sales for the period ended September 30, 2012 and was 0.63% for Class A shares, Class B shares, Class C shares, and Class I shares. If interest and dividends were excluded the ratio would be lower.
(13)
  Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.
Virtus Mutual Funds269
268Virtus Mutual Funds

Appendix A
Virtus Alternatives Diversifier Fund—Underlying Funds
Underlying Affiliated Mutual Funds and Exchange-Traded Funds (“ETFs”)
Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying funds”) in which the fund is currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying funds will be purchased by the fund. The underlying funds and their target weightings have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. The adviser periodically rebalances the fund’s investments in the underlying funds to bring them back within their target weightings. Some portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. The fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, SAI, and Annual and Semiannual reports is available on the Internet at virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574.
Fund Name/Asset Class

ALTERNATIVES
Virtus Global Commodities Stock Fund	20%
Virtus Global Dividend Fund	15%
Virtus International Real Estate Securities Fund	10%
Virtus Real Estate Securities Fund	10%
Virtus Senior Floating Rate Fund	10%
EXCHANGE-TRADED FUNDS
PowerShares DB Commodity Index Tracking Fund	15%
PowerShares DB G10 Currency Harvest Fund	15%
Wisdom Tree Managed Futures Strategy Fund	5%
270Virtus Mutual Funds

Appendix B
Additional Information About The Horizon Kinetics ISE Wealth Index
The Horizon Kinetics ISE Wealth Index (the “Index”) is a public index maintained by Horizon Kinetics, LLC, the parent company of the subadviser, and published by International Securities Exchange, LLC. The Index includes companies whose senior management has demonstrated a track record of skill and specific industry knowledge that has translated into high levels of long-term shareholder value creation. In many cases, these individuals have also used their respective companies as the primary means for accumulating substantial personal wealth. Due to this vested interest factor, these management teams often prioritize the creation of long-term shareholder value and, as a result, outperform the markets. That vested interest factor provides a unique predictive index variable as compared to traditional index classifications.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
  an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data),
•
  wealth individual must own at least $100 million of the common equity,
•
  listed on a U.S. exchange,
•
  an operating company and not a closed-end fund, ETF or limited partnership,
•
  market capitalization in excess of $200 million,
•
  trailing three month average daily value traded greater than $2 million, and
•
  in the case of initial public offerings, the component security must have been publicly listed for at least two years
The Index constituents are equally weighted and reviewed quarterly for eligibility with the weights reset accordingly.
The tables below show performance of the Horizon Kinetics ISE Wealth Index as compared with the performance of the S&P 500® Index. The Horizon Kinetics ISE Wealth Index and the S&P 500® Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested. The performance shown below is not the performance of the fund.

Annual Returns (calendar year)	Horizon Kinetics ISE Wealth Index	S&P 500® Index
2003	45.41%	28.71%
2004	17.97%	10.86%
2005	3.30%	4.93%
2006	22.61%	15.78%
2007	1.73%	5.49%
2008	-43.67%	-37.00%
2009	72.80%	26.46%
2010	31.51%	15.06%
2011	5.11%	2.11%
2012	13.53%	16.00%
2013	41.08%	32.39%

Average Annual Total Return (for the periods ended 12/31/13)	1 Year	5 Years	10 Years	Since Inception of Horizon Kinetics ISE Wealth Index (1/1/91)(1)
Horizon Kinetics ISE Wealth Index	41.08%	30.78%	12.60%	13.76%
S&P 500® Index	32.29%	17.94%	7.40%	10.05%
(1)
  The Horizon Kinetics ISE Wealth Index was created on August 8, 2011, and performance presented prior to the creation date has been back-tested. Back-tested performance is hypothetical (it does not reflect trading in actual accounts) and is provided for informational purposes to indicate historical performance had the index been available over the relevant period. Actual performance may be materially lower than that of the index or benchmark, as they do not include expenses and fees.
Virtus Mutual Funds271

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:
Annual and Semiannual Reports
Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Individual Investors section of virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.
Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Mutual Fund Services: 800-243-1574

Investment Company Act File No. 811-7455	1-14
8020

Prospectus

TICKER SYMBOL BY CLASS
FUND	A	B	C	I
Virtus Allocator Premium AlphaSector® Fund	VAAAX		VAACX	VAISX
Virtus AlphaSector® Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Dynamic AlphaSector® Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Global Premium AlphaSector® Fund	VGPAX		VGPCX	VGPIX
Virtus Premium AlphaSector® Fund	VAPAX		VAPCX	VAPIX

TRUST NAME	January 28, 2014
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.
Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Virtus Allocator Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	1.10%	1.10%		1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(e)	Non	e
Other Expenses(d)	0.28%	0.28%		0.28%
Acquired Fund Fees and Expenses(c)	0.25%	0.25%		0.25%
Total Annual Fund Operating Expenses	1.88%	2.63%		1.63%
Less: Fee Waiver	—	(0.02)	%(e)		—
Total Annual Fund Operating Expenses After Fee Waiver	1.88%	2.61%		1.63%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
(e)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$755	$1,132	$1,533	$2,649
Class C	Sold	$364	$811	$1,385	$2,944
	Held	$264	$811	$1,385	$2,944
Class I	Sold or Held	$166	$514	$887	$1,933
Virtus Allocator Premium AlphaSector Fund1

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 275% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund allocates net assets to multiple asset classes including: U.S. Equity, International Equity, Fixed Income, and Alternative. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The Fixed Income allocation may be invested in ETFs and/or securities representing fixed income sectors including: high yield, investment grade corporate, mortgages, intermediate treasuries and inflation-protected treasuries (TIPS). The Alternative allocation may be invested in ETFs and/or securities representing gold, real estate and broad-based equity securities. The fund may also invest in stocks (without restriction as to market capitalization), bonds (without restriction as to credit quality) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from a model allocation if it is determined that tracking the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
>
  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
2Virtus Allocator Premium AlphaSector Fund

>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
>
  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Real Estate Investment Risk.  The risk that the value of the fund’s shares will be negatively affected by factors specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Allocator Premium AlphaSector Fund3

Calendar year total returns for Class A Shares

Best Quarter:	Q4/2013:	5.27%	Worst Quarter:	Q2/2013:	-1.09%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	5.47%	4.66%
Return After Taxes on Distributions	4.95%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	3.62%
Class C
Return Before Taxes	11.01%	6.14%
Class I
Return Before Taxes	12.12%	7.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.46%
Dow Jones Global Moderate Portfolio Index	14.46%	8.94%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The indexes are calculated on a total return basis with dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
4Virtus Allocator Premium AlphaSector Fund

The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in March 2011.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in March 2011.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Allocator Premium AlphaSector Fund5

Virtus AlphaSector® Rotation Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	0.45%	0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(d)	Non	e
Other Expenses(e)	0.29%	0.29%		0.29%
Acquired Fund Fees and Expenses(c)	0.04%	0.04%		0.04%
Total Annual Fund Operating Expenses	1.03%	1.78%		0.78%
Less: Fee Waiver	—	(0.01)	%(d)		—
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.77%		0.78%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
(e)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the Class C fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Years	3 Years	5 Years	10 Years
Class A	Sold or Held	$674	$884	$1,111	$1,762
Class C	Sold	$280	$557	$959	$2,084
	Held	$180	$557	$959	$2,084
Class I	Sold or Held	$80	$249	$433	$966
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares
6Virtus AlphaSector Rotation Fund

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.During the most recent fiscal year, the fund’s portfolio turnover rate was 123% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the AlphaSector® Rotation Index (ASRX), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and in high-quality short-term securities. The primary sectors of the S&P 500® Index represented by the ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.
Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The fund has the flexibility to be invested in any combination of the sector ETFs and/or securities, a combination of sector ETFs and/or securities and high-quality short-term securities, or 100% in high-quality short-term securities. The fund may invest in a basket of securities to represent a sector if it is determined that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from tracking the AlphaSector® Rotation Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or is otherwise result in adverse consequences for the fund.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
Virtus AlphaSector Rotation Fund7

>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Best Quarter:	Q2/2009:	14.28%	Worst Quarter:	Q4/2008:	-17.03%
8Virtus AlphaSector Rotation Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	24.26%	14.80%	6.51%	—
Return After Taxes on Distributions	21.69%	13.88%	5.56%	—
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	11.79%	5.09%	—
Class C
Return Before Taxes	30.90%	15.32%	6.37%	—
Class I
Return Before Taxes	32.17%	—	—	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%	17.20%
AlphaSector® Rotation Linked Benchmark (reflects no deduction for fees, expenses or taxes)	32.39%	17.51%	8.01%	17.20%
Supplemental Performance Information
On September 29, 2009, F-Squared Investments, Inc. (“F-Squared”), an affiliate of F-Squared Institutional Advisors, LLC (“F-Squared Institutional”), became the fund’s subadviser and the fund’s principal strategies were changed to those described in the fund’s prospectus. (On January 1, 2013, F-Squared Institutional became the fund’s subadviser; however, the fund’s strategies were unaffected.) The bar chart and table below show performance only since F-Squared began as subadviser to the fund.
Calendar year total returns for Class A Shares

Best Quarter:	Q3/2010:	13.11%	Worst Quarter:	Q2/2010:	-12.53%
Virtus AlphaSector Rotation Fund9

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since 9/29/09*	Since 10/1/09
Class A Shares
Return Before Taxes	24.26%	13.08%	—
Return After Taxes on Distributions	21.69%	12.05%	—
Return After Taxes on Distributions and Sale of Fund Shares	16.22%	10.92%	—
Class C Shares
Return Before Taxes	30.90%	13.85%	—
Class I Shares
Return Before Taxes	32.17%	—	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.37%	17.20%
(*)
  F-Squared began managing the fund on September 29, 2009.
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The AlphaSector® Rotation Linked Benchmark consists of the S&P 500®Index since September 29, 2009. Prior to September 29, 2009, its performance represents an allocation consisting of 80% S&P 500® Index and 20% Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”) (since September 2011), an affiliate of VIA, and F-Squared Institutional (since January 2013).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since 2009.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since 2009.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
10Virtus AlphaSector Rotation Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus AlphaSector Rotation Fund11

Virtus Dynamic AlphaSector® Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	5.00	%(b)	1.00%		Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees(c)	1.91%	1.91%	1.91%	1.91%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses
Dividends on Short Sales and Interest Expense	0.39%	0.39%	0.39%	0.39%
Remainder of Other Expenses(d)	0.29%	0.29%	0.29%	0.29%
Total Other Expenses	0.68%	0.68%	0.68%	0.68%
Acquired Fund Fees and Expenses(e)	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	3.06%	3.81%	3.81%	2.81%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Management Fees exceed the contractual percentage rate because the Advisory Agreement, as amended, calculates fees based on Managed Assets rather than based on net assets although the table shows the percentage rate as applied to net assets. Managed Assets means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. In the future, performance fee adjustments may increase or decrease the management fee by up to +/- 1.00% of the average net assets of the fund during a rolling 36-month period (or cumulative period since the implementation of the principal investment management changes).
(d)
  Restated to reflect current expenses.
(e)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after seven years. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.Although your actual costs may be higher or lower, based on these assumptions your costs would be:
12Virtus Dynamic AlphaSector Fund

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$866	$1,466	$2,089	$3,755
Class B	Sold	$783	$1,364	$1,962	$3,883
	Held	$383	$1,164	$1,962	$3,883
Class C	Sold	$483	$1,164	$1,962	$4,045
	Held	$383	$1,164	$1,962	$4,045
Class I	Sold or Held	$284	$871	$1,484	$3,138
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 137% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by taking long and short positions in ETFs and/or stocks representing the nine primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market.
The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Leverage Risk.  The risk that the value of the fund’s shares will be more volatile or that the fund will incur a loss greater than the fund’s investment in a given security when leverage is used.
Virtus Dynamic AlphaSector Fund13

>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  Short Sales Risk.  The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	13.50%	Worst Quarter:	Q3/2011:	-6.00%
14Virtus Dynamic AlphaSector Fund

Average Annual Total Returns (for the periods ended 12/31/13; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	28.19%	5.58%	1.74%	—
Return After Taxes on Distributions	28.17%	5.48%	1.61%	—
Return After Taxes on Distributions and Sale of Fund Shares	15.97%	4.39%	1.35%	—
Class B
Return Before Taxes	30.96%	5.83%	1.56%
Class C
Return Before Taxes	35.08%	6.04%	1.59%
Class I
Return Before Taxes	36.34%	—	—	6.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%	17.20%
Dynamic AlphaSector Linked Benchmark (reflects no deduction for fees, expenses or taxes)	32.39%	7.55%	5.30%	8.90%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Dynamic AlphaSector® Linked Benchmark consists of the S&P 500® Index; performance of the Dynamic AlphaSector® Linked Benchmark prior to February 6, 2012 is that of the Citigroup 90-Day Treasury Bill Index. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Alternative Investments, LLC (“F-Squared Alternative”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Alternative, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since February 2012.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since February 2012.
Virtus Dynamic AlphaSector Fund15

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
16Virtus Dynamic AlphaSector Fund

Virtus Global Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C		Class I
Management Fees	1.10%	1.10%			1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00	%(e)	Non	e
Other Expenses(d)	0.36%	0.36%			0.36%
Acquired Fund Fees and Expenses(c)	0.25%	0.25%			0.25%
Recapture of Previously Waived Expenses	0.04%	0.04%			0.04%
Total Annual Fund Operating Expenses	2.00%	2.75%			1.75%
Less: Fee Waiver	—	(0.03)	%(e)		—
Total Annual Fund Operating Expenses After Fee Waiver	2.00%	2.72%			1.75%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  Restated to reflect current expenses.
(e)
  The fund’s distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the fund’s investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the fund to exceed the limits set forth in applicable law or regulation.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$766	$1,166	$1,591	$2,768
Class C	Sold	$375	$844	$1,440	$3,051
	Held	$275	$844	$1,440	$3,051
Class I	Sold or Held	$178	$551	$949	$2,062
Virtus Global Premium AlphaSector Fund17

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 194% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund allocates net assets to U.S. Equity and International Equity. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The fund may also invest in stocks (without restriction as to market capitalization) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from a model allocation if it is determined that tracking the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Under normal circumstances, the fund intends to allocate at least 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
18Virtus Global Premium AlphaSector Fund

>
  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q4/2013:	7.21%	Worst Quarter:	Q2/2012:	-1.94%
Virtus Global Premium AlphaSector Fund19

Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	12.20%	6.97%
Return After Taxes on Distributions	11.29%	6.64%
Return After Taxes on Distributions and Sale of Fund Shares	7.25%	5.41%
Class C
Return Before Taxes	18.35%	8.49%
Class I
Return Before Taxes	19.43%	9.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.46%
MSCI World Index (net)(reflects no deduction for fees, expenses or taxes)	26.68%	12.49%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in March 2011.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in March 2011.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
20Virtus Global Premium AlphaSector Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Premium AlphaSector Fund21

Virtus Premium AlphaSector® Fund
Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver	1.62%	2.37%	1.37%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$730	$1,057	$1,406	$2,386
Class C	Sold	$340	$739	$1,265	$2,706
	Held	$240	$739	$1,265	$2,706
Class I	Sold or Held	$139	$434	$750	$1,646
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 140% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the Premium AlphaSector® Index (ASRP), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality
22Virtus Premium AlphaSector Fund

short-term securities. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The fund has the flexibility to be invested in any combination of the sector ETFs and/or securities, a combination of sector ETFs and/or securities and high-quality short-term securities, or 100% in high-quality short- term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from tracking the Premium AlphaSector® Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:
>
  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
>
  Fund of Funds Risk.  The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Model Portfolio Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
>
  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on fund performance.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.
Virtus Premium AlphaSector Fund23

>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	10.75%	Worst Quarter:	Q3/2011:	-9.45%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (7/1/10)
Class A
Return Before Taxes	21.81%	15.21%
Return After Taxes on Distributions	20.77%	14.83%
Return After Taxes on Distributions and Sale of Fund Shares	12.88%	12.01%
Class C
Return Before Taxes	28.30%	16.30%
Class I
Return Before Taxes	29.58%	17.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.80%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.
24Virtus Premium AlphaSector Fund

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”).
Portfolio Management
>
  Howard Present,  Co-founder, President and CEO of F-Squared Institutional, is a manager of the fund. Mr. Present has served as a Portfolio Manager of the fund since inception in July 2010.
>
  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in July 2010.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Premium AlphaSector Fund25

More Information About Fund Expenses
Virtus Investment Advisers, Inc. (“VIA”) has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class C Shares	Class I Shares
Virtus Allocator Premium AlphaSector Fund	1.75%	2.50%	1.50%
Virtus Global Premium AlphaSector Fund	1.75%	2.50%	1.50%
Virtus Premium AlphaSector Fund	1.70%	2.45%	1.45%
VIA may discontinue these arrangements at any time, and under certain conditions may recapture operating expenses waived or reimbursed under these expense limitation arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.
For those funds operating under an expense reimbursement arrangement or fee waiver during the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class T Shares
Virtus Allocator Premium AlphaSector Fund(1)	1.89%	N/A	2.62%	1.64%	N/A
Virtus Global Premium AlphaSector Fund(2)	2.00%	N/A	2.73%	1.75%	N/A
Virtus Premium AlphaSector Fund(1)	1.62%	N/A	2.37%	1.37%	N/A
(1)
  Fund expenses currently below capped level.
(2)
  Includes recoupment of fees waived and/or expenses reimbursed by the Adviser.
26Virtus Mutual Funds

More Information About Investment Objectives and Principal Investment Strategies
The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective(s).
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.
Virtus Mutual Funds27

Virtus Allocator Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund allocates net assets to multiple asset classes including: U.S. Equity, International Equity, Fixed Income, and Alternative. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in exchange-traded funds (“ETFs”) and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The Fixed Income allocation may be invested in ETFs and/or securities representing fixed income sectors including: high yield, investment grade corporate, mortgages, intermediate treasuries and inflation-protected treasuries (TIPS). The Alternative allocation may be invested in ETFs and/or securities representing gold, real estate and broad-based equity securities. The fund may also invest in stocks (without restriction as to market capitalization), bonds (without restriction as to credit quality) and short-term securities. The fund may invest in a basket of securities to represent a sector if it is determined that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”) are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from the model portfolio if it is determined that investing in the model portfolio is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
28Virtus Allocator Premium AlphaSector Fund

Virtus AlphaSector® Rotation Fund
Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to track the AlphaSector Rotation Index (ASRX), a public index published by NASDAQ. The fund may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of extreme market weakness, the fund has the ability to move partially or fully to high-quality short-term securities.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio monthly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from tracking the AlphaSector Rotation Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus AlphaSector Rotation Fund29

Virtus Dynamic AlphaSector® Fund
Non-Fundamental Investment Objective:
The Fund’s investment objective is to seek long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by taking long and short positions in ETFs and/or stocks representing the nine primary sectors of the S&P 500® Index. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.
The fund uses a proprietary, quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market. The fund uses this model to determine, on a weekly basis, whether a sector is projected to have positive or negative absolute performance. If positive returns are projected for a particular sector, then the fund takes a long position in one or more ETFs and/or baskets of securities representing that sector. Each sector in which the fund takes a long position will have approximately equal weighting. If a sector is projected to have negative returns, the fund takes a short position in one or more ETFs and/or baskets of securities representing that sector.
The fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the fund at any time will depend on the number of sectors in which the fund takes a long position, with the maximum amount of leverage being used where the fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the fund’s net assets, including borrowings.
The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.
To the extent the fund invests primarily in ETFs, the fund will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
30Virtus Dynamic AlphaSector Fund

Virtus Global Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Principal Investment Strategies:
The fund allocates net assets to U.S. Equity and International Equity. Allocations within each asset class are based on proprietary quantitative models.
The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The fund may also invest in stocks (without restriction as to market capitalization) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.
Under normal circumstances, the fund intends to allocate at least 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from the model portfolio if it is determined that tracking the model portfolio is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Global Premium AlphaSector Fund31

Virtus Premium AlphaSector® Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to track the Premium AlphaSector® Index (ASRP), a public index published by NASDAQ. The fund may invest in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. In times of extreme market weakness, the fund has the ability to move partially or fully to high-quality short-term securities.
Euclid and F-Squared Institutional are subadvisers to the fund. F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The fund may deviate from tracking the Premium AlphaSector Index and/or the model allocation if it is determined that tracking the Index and/or the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
32Virtus Premium AlphaSector Fund

More Information About Risks Related to Principal Investment Strategies
Each of the funds may not achieve its objectives, and each is not intended to be a complete investment program.
Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in the funds are identified in the below table and described in detail following the table. For certain funds, the indicated risks apply indirectly through the fund’s investments in other investment companies or closed-end funds.

Risks	Virtus Allocator Premium Alpha Sector Fund	Virtus Alpha-Sector Rotation Fund	Virtus Dynamic Alpha-Sector Fund	Virtus Global Premium Alpha-Sector Fund	Virtus Premium Alpha-Sector Fund
Commodity and Commodity-Linked Instruments	X
Correlation to Index		X			X
Debt Securities	X
Call	X
Credit	X
Interest Rate	X
Equity Securities	X	X	X	X	X
Large Market Capitalization Companies	X	X	X	X	X
Small and Medium Market Capitalization Companies	X			X
Exchange-Traded Funds (“ETFs”)	X	X	X	X	X
Foreign Investing	X			X
Currency Rate	X			X
Emerging Market Investing	X			X
Fund of Funds	X	X		X	X
High Yield-High Risk Securities (Junk Bonds)	X
Income	X
Industry/Sector Concentration	X	X	X	X	X
Leverage			X
Market Volatility	X	X	X	X	X
Model Portfolio	X	X	X	X	X
Real Estate	X
Sector Focused Investing	X	X	X	X	X
Short Sales			X
Short-Term Investments	X	X		X	X
U.S. Government Securities	X	X	X	X	X
In order to determine which risks are principal risks for a fund, please refer to the table above.
Commodity and Commodity-Linked Instruments Risks
Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Virtus Mutual Funds33

Debt Securities Risk
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
•
  Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.
•
  Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Equity Securities Risks
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
•
  Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
•
  Small and Medium Market Capitalization Companies. Small-and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small-and medium-sized companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to a fund.
Exchange-Traded Funds (ETFs) Risk
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Foreign Investing Risks
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities.
34Virtus Mutual Funds

The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
•
  Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.
•
  Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.
To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.
Fund of Funds Risk
Achieving a fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since a fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or a fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk
Securities rated “BB” or below by S&P or Fitch or “Ba” or below by Moody’s may be known as “high yield” securities and commonly referred to as “junk bonds”. The higher of the ratings between S&P, Fitch and Moody’s is used to determine the securities classification. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated
Virtus Mutual Funds35

securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If a fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Income Risk
The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Industry/Sector Concentration Risk
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Market Volatility Risk
The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.
Model Portfolio Risk
Certain funds rely heavily on quantitative models, which are constructed using information and data supplied by third-party vendors. When a model proves to be incorrect or incomplete, any decisions made in reliance thereon expose the fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is inputted correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics such as derivative securities, or may perform differently from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.
36Virtus Mutual Funds

Use of a model does not guarantee any particular results. The rebalancing techniques used by the fund’s subadviser may result in a higher portfolio turnover rate and related expenses compared to traditional “buy and hold” or index fund strategies. A higher portfolio turnover rate increases the likelihood of higher gains or losses for investors. In addition, others may attempt to utilize public information related to the fund’s investment strategy in a way that may affect performance.
Real Estate Investment Risk
Investing in companies that invest in real estate (“Real Estate Companies”) exposes a fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
Sector Focused Investing Risk
The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Short Sales Risk
A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund received for the security at the time it was borrowed. When engaging in short sales, the fund will transact with a prime broker. In the event that the prime broker becomes insolvent, the fund may be unable to settle pending short sales, engage in additional short sales and/or access its assets that are held by the broker, for a period of time.
Short-Term Investments Risk
A fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
U.S. Government Securities Risk
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Virtus Mutual Funds37

Management of the Funds
The Adviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2013, VIA had approximately $40 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers. Euclid is responsible for providing final allocation and trading decisions following receipt of F-Squared Institutional’s or F-Squared Alternative’s investment recommendations.
Management Fees
Each fund, except Virtus Alternatives Diversifier Fund, pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

Virtus Premium AlphaSector Fund	1.10%

	First $1 billion	Over $1 billion
Virtus AlphaSector Rotation Fund	0.45%	0.40%

	First $2 billion	$2+ billion through $4 billion	Over $4 billion
Virtus Allocator Premium AlphaSector Fund	1.10%	1.05%	1.00%
Virtus Global Premium AlphaSector Fund	1.10%	1.05%	1.00%
Virtus Dynamic AlphaSector Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. This fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.
Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e.,a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. During the period from February 6, 2012 (the date on which the investment management fee was amended to include the performance adjustment) to February 5, 2013, no performance adjustment applied, and the fund paid the base fee. Beginning on February 6, 2013, the performance adjustment is calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).
Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.
38Virtus Mutual Funds

In its last fiscal year, those funds that had been in operation for at least one year paid fees to the adviser at the following percentage of average net assets:

Virtus Allocator Premium AlphaSector Fund	1.10%
Virtus AlphaSector Rotation Fund	0.45%
Virtus Dynamic AlphaSector Fund*	1.91%
Virtus Global Premium AlphaSector Fund	1.10%
Virtus Premium AlphaSector Fund	1.10%
(*)
  Fees reflect rates paid under previous fee schedules.
The Subadvisers
VIA has appointed subadvisers for each of the funds as follows:

Virtus Allocator Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus AlphaSector Rotation Fund	Euclid and F-Squared Institutional
Virtus Dynamic AlphaSector Fund	Euclid and F-Squared Alternative
Virtus Global Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus Premium AlphaSector Fund	Euclid and F-Squared Institutional
Euclid manages the investments of the funds and F-Squared Alternative or F-Squared Institutional are limited services subadvisers.
Euclid
Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As subadviser to Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared Alternative’s and F-Squared Institutional’s investment recommendations. As of September 30, 2013, Euclid had approximately $10.2 billion in assets under management.
F-Squared Alternative
F-Squared Alternative is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared Alternative has been an investment adviser since 2011 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2013, F-Squared Alternative had approximately $17 million in assets under management or advisement.
F-Squared Institutional
F-Squared Institutional is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared Institutional has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2013, F-Squared Institutional had approximately $60 million in assets under management or advisement.
VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus Allocator Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee
Virtus AlphaSector Rotation Fund	Euclid: 20% of the net investment management fee F-Squared Institutional: 0.20% on the first $1 billion, 0.175% over $1 billion
Virtus Dynamic AlphaSector Fund*
Euclid: 20% of net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment
F-Squared Alternative: 53.3% of net investment management fee, as adjusted upward or downward by applying 74% of the performance adjustment

Virtus Global Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee to
Virtus Mutual Funds39

Virtus Premium AlphaSector Fund	Euclid: 20% of net investment management fee F-Squared Institutional: 50% of net investment management fee
(*)
  See “Management Fees” for a description of the performance adjustment applicable to the investment management fees paid by Virtus Dynamic AlphaSector Fund.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds’ 2013 semiannual report, covering the period October 1, 2012 through March 31, 2013.
VIA and the funds, except Virtus AlphaSector Rotation Fund, have received an exemptive order from the SEC that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.
Portfolio Management
The following individuals are responsible for the day-to-day management of the funds’ portfolios.

Virtus Allocator Premium AlphaSector Fund	Howard Present (since inception in March 2011) Amy Robinson (since the funds inception in March 2011)
Virtus AlphaSector Rotation Fund	Howard Present (since 2009) Amy Robinson (since 2009)
Virtus Dynamic AlphaSector Fund	Howard Present (since February 2012) Amy Robinson (since February 2012)
Virtus Global Premium AlphaSector Fund	Howard Present (since inception in March 2011) Amy Robinson (since the funds inception in March 2011)
Virtus Premium AlphaSector Fund	Howard Present (since inception in July 2010) Amy Robinson (since the funds inception in July 2010)
Euclid
Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011), and leads Euclid’s equity trading function. She also served in this role for VIA from 1992 to 2011. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As portfolio manager of the above-named funds, she is responsible for determining final allocations and trading decisions following receipt of the limited services subadviser’s investment recommendations. Ms. Robinson has 33 years of investment experience and is former president of the Security Traders Association of Connecticut.
F-Squared Alternative and F-Squared Institutional
Howard Present. Mr. Present is co-founder, President and CEO of F-Squared Alternative and F-Squared Institutional (“F-Squared”). As Portfolio Manager of the above-named funds, he is responsible for providing the model portfolios to Virtus. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 24 years of investment management industry experience.
40Virtus Mutual Funds

Additional Investment Techniques
In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds may engage in Securities Lending. Other techniques that are relied upon to a lesser degree are more fully described in the SAI.
Securities Lending
A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.
Virtus Mutual Funds41

Pricing of Fund Shares
How is the Share Price determined?
Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:
•
  adding the values of all securities and other assets of the fund;
•
  subtracting liabilities; and
•
  dividing the result by the total number of outstanding shares of that class.
Assets: ETFs, and equity securities held directly by the funds, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Securities held by any underlying unaffiliated funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets held by the funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a Fund for which market quotations are not readily available shall be determined in good faith and in a manner that honestly assesses the security’s “fair value” on the Valuation Date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the
42Virtus Mutual Funds

fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges, or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates, (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange-traded securities), (xii) an analysis of the company’s financial statements, (xiii) government (domestic or foreign) actions or pronouncements, (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the Advisor regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the respective fund’s NAV is calculated following the dividend record date.
Virtus Mutual Funds43

Sales Charges
What are the classes and how do they differ?
Presently, each fund offers from two to five classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act (Rule 12b-1 Fees), as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of each fund are as follows:

Fund	Class A	Class B	Class C	Class I
Virtus Allocator Premium AlphaSector Fund	0.25%		1.00%	None
Virtus AlphaSector Rotation Fund	0.25%		1.00%	None
Virtus Dynamic AlphaSector Fund	0.25%	1.00%	1.00%	None
Virtus Global Premium AlphaSector Fund	0.25%		1.00%	None
Virtus Premium AlphaSector Fund	0.25%		1.00%	None
Important Information about Class B Shares (Virtus Dynamic AlphaSector only). Class B shares of the funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through “Qualifying Transactions,” which consist of the following: (1) reinvestment of dividends and/or capital gain distributions; and (2) exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (discussed below under the heading “Exchange Privileges” within the section entitled “Account Policies”). Shareholders who own Class B Shares may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus section under the heading “What arrangement is best for you?”
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Mutual Fund Services by calling toll-free 800-243-1574.
Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus
44Virtus Mutual Funds

money market fund and purchases on which a finder’s fee has been paid. For Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other funds, the CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class B Shares and Class C Shares.
Class B Shares (Virtus Dynamic AlphaSector Fund only). If you sell your Class B Shares within the first five years after they were purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase.
Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.
Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the funds’ distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
Initial Sales Charge Alternative—Class A Shares
The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and VP Distributors, LLC (“the Distributor.”)
Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Contingent Deferred Sales Charge you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.
Class A Sales Charge Reductions and Waivers
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI.
Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate
Virtus Mutual Funds45

reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.
Deferred Sales Charge Alternative—Class B Shares and Class C Shares
Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.
46Virtus Mutual Funds

Deferred Sales Charge you may pay to sell Class B Shares
Virtus Dynamic AlphaSector Fund Only

Year	1	2	3	4	5	6	7+
CDSC	5%	4%	3%	3%	2%	1%	0%
Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%
Compensation to Dealers
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus AlphaSector Rotation Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other AlphaSector Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other AlphaSector Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor.
Virtus Mutual Funds47

The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Virtus website at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
48Virtus Mutual Funds

Your Account
Opening an Account
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
The funds have established the following preferred methods of payment for fund shares:
•
  Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;
•
  Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or
•
  Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.
Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest.
Minimum initial investments:
>
  $100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See Investors Services and Other Information for additional detail.)
>
  There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.
>
  $2,500 for all other accounts.
Minimum additional investments:
>
  $100 for any account.
>
  There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.
The funds reserve the right to refuse a purchase order for any reason.
Step 2.
Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
Virtus Mutual Funds49

Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
>
  Receive both dividends and capital gain distributions in additional shares;
>
  Receive dividends in additional shares and capital gain distributions in cash;
>
  Receive dividends in cash and capital gain distributions in additional shares; or
>
  Receive both dividends and capital gain distributions in cash.
No interest will be paid on uncashed distribution checks.
How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”). A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.
Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.
How to Sell Shares
You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail
Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

50Virtus Mutual Funds

To Sell Shares (Class A, Class B and Class C Shares only)
Through express delivery
Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts.
Things You Should Know When Selling Shares
You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.
Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.
Redemptions by Mail
>
  If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
•
  The proceeds do not exceed $50,000.
•
  The proceeds are payable to the registered owner at the address on record.
Send a clear letter of instruction with a signature guarantee when any of these apply:
•
  You are selling more than $50,000 worth of shares.
•
  The name or address on the account has changed within the last 30 days.
•
  You want the proceeds to go to a different name or address than on the account.
>
  If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.
If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of the Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
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During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Account Policies
Account Reinstatement Privilege
Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional of the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.
Uncashed Checks
If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the respective fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.
•
  You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
52Virtus Mutual Funds

•
  On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.
•
  Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074)).
•
  The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).
•
  The exchange of shares is treated as a sale and a purchase for federal income tax purposes.
•
  In certain circumstances, a fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.
Disruptive Trading and Market Timing
These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
  dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;
•
  an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and
•
  reducing returns to long-term shareholders through increased brokerage and administrative expenses.
Additionally, the nature of the portfolio holdings of the funds and of the ETFs in which the funds may invest, may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted
Virtus Mutual Funds53

at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information
Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
54Virtus Mutual Funds

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the SAI.
Tax Status of Distributions
The funds plan to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
Virtus Mutual Funds55

Financial Highlights
These tables are intended to help you understand the funds’ financial performance for the past five years or since inception. For certain of the funds, the tables present performance of a predecessor fund for certain prior periods. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Its report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allocator Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	$11.28	6.39%		$114,697	1.64	%(13)	1.64	%(13)	0.51%		275%
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08		66,122	1.73		1.70		0.84		211
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35	(3)	153	(4)

Class C
10/1/12 to 9/30/13	$10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	$11.19	5.71%		$230,459	2.37	%(13)	2.39	%(13)	(0.23)%		275%
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13		131,330	2.45		2.45		0.16		211
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43	(3)	153	(4)

Class I
10/1/12 to 9/30/13	$10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	$11.31	6.70%		$248,984	1.39	%(13)	1.39	%(13)	0.74%		275%
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24		146,634	1.49		1.46		1.17		211
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82	(3)	153	(4)

56Virtus Mutual Funds
Virtus Mutual Funds57

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
AlphaSector® Rotation Fund
Class A
10/1/12 to 9/30/13	$12.15	0.17	—	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	$13.87	19.63%	$257,492	1.00%	1.00%	1.29%	123%
10/1/11 to 9/30/12	10.67	0.14	—	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02	1.02	1.22	190
10/1/10 to 9/30/11	10.18	0.11	—	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20	184,613	1.04	1.04	0.97	134
10/1/09 to 9/30/10	9.34	0.14	—	0.76	0.90	(0.06)	—	(0.06)	0.84	10.18	9.63	192,375	1.06	1.06	1.41	245
10/1/08 to 9/30/09	9.95	0.15	—	(0.48)	(0.33)	(0.15)	(0.13)	(0.28)	(0.61)	9.34	(2.81)	37,722	0.64	0.64	1.80	131

Class C
10/1/12 to 9/30/13	$12.03	0.07	—	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	$13.73	18.80%	$217,861	1.74%	1.75%	0.57%	123%
10/1/11 to 9/30/12	10.56	0.06	—	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75	1.77	0.53	190
10/1/10 to 9/30/11	10.09	0.04	—	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49	144,813	1.71	1.79	0.33	134
10/1/09 to 9/30/10	9.29	0.07	—	0.75	0.82	(0.02)	—	(0.02)	0.80	10.09	8.79	133,453	1.81	1.81	0.68	245
10/1/08 to 9/30/09	9.88	0.08	—	(0.45)	(0.37)	(0.09)	(0.13)	(0.22)	(0.59)	9.29	(3.41)	40,118	1.38	1.38	1.03	131

Class I
10/1/12 to 9/30/13	$12.15	0.20	—	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	$13.87	19.92%	$173,096	0.75%	0.75%	1.56%	123%
10/1/11 to 9/30/12	10.67	0.17	—	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77	0.77	1.53	190
10/1/10 to 9/30/11	10.18	0.14	—	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56	85,585	0.82	0.82	1.26	134
10/1/09(6) to 9/30/10	9.11	0.20	—	0.94	1.14	(0.07)	—	(0.07)	1.07	10.18	12.63 (4)	112,132	0.83 (3)	0.83 (3)	2.04 (3)	245

Virtus Mutual Funds59
58Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$9.90	0.03	1.87	1.90	(0.04)	—	(0.03)	(0.07)	1.83%	$11.73	19.32%	$660,921	2.73	%(7)(9)	2.83	%(9)	0.27%		137%
10/1/11 to 9/30/12	9.09	0.08	0.73	0.81	—	—	—	—	0.81	9.90	8.91	109,724	2.78	(9)	3.06	(9)	0.86		165
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	9.09	(11.59)	6,615	4.35		4.65		(2.79)		186
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	—	0.07	10.57	0.67	17,556	3.76	(7)	4.04		(2.33)		155
10/1/08 to 9/30/09	9.81	(0.01)	0.70	0.69	—	—	—	—	0.69	10.50	7.03	74,749	4.04		4.23		(0.08)		253

Class B
10/1/12 to 9/30/13	$9.24	(0.07)	1.77	1.70	—	—	—	—	1.70	$10.94	18.40%	$130	3.41	%(7)(9)	3.52	%(9)	(0.71)%		137%
10/1/11 to 9/30/12	8.54	(0.19)	0.89	0.70	—	—	—	—	0.70	9.24	8.20	150	4.23	(9)	4.81	(9)	(2.19)		165
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	—	(0.29)	(1.50)	8.54	(12.42)	260	5.02		5.32		(3.49)		186
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.04	(0.20)	670	4.55	(7)	4.83		(3.15)		155
10/1/08 to 9/30/09	9.47	(0.08)	0.67	0.59	—	—	—	—	0.59	10.06	6.23	1,435	4.83		5.02		(0.79)		253

Class C
10/1/12 to 9/30/13	$9.21	(0.04)	1.74	1.70	—	—	(0.03)	(0.03)	1.67	$10.88	18.48%	$263,722	3.52	%(7)(9)	3.62	%(9)	(0.38)%		137%
10/1/11 to 9/30/12	8.52	0.01	0.68	0.69	—	—	—	—	0.69	9.21	8.10	27,123	3.61	(9)	3.91	(9)	0.12		165
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	8.52	(12.26)	2,330	5.07		5.38		(3.50)		186
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.00	(0.20)	4,249	4.62	(7)	4.90		(3.17)		155
10/1/08 to 9/30/09	9.43	(0.07)	0.66	0.59	—	—	—	—	0.59	10.02	6.26	4,434	4.84		5.03		(0.77)		253

Class I
10/1/12 to 9/30/13	$9.98	0.06	1.89	1.95	(0.06)	—	(0.03)	(0.09)	1.86	$11.84	19.67%	$744,371	2.49	%(7)(9)	2.59	%(9)	0.50%		137%
10/1/11 to 9/30/12	9.12	0.05	0.81	0.86	—	—	—	—	0.86	9.98	9.43	112,349	2.78	(9)	3.06	(9)	0.49		165
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	—	(0.29)	(1.46)	9.12	(11.47)	27,976	4.03		4.33		(2.48)		186
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	—	0.09	10.58	0.95 (4)	70,434	3.69	(3)(7)	3.97	(3)	(2.20	)(3)	155

Virtus Mutual Funds61
60Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	$11.76	12.32%		$56,689	1.75	%(10)	—	%(12)	0.33%		194%
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78		0.83		258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23	(3)	199	(4)

Class C
10/1/12 to 9/30/13	$10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	$11.64	11.52%		$44,239	2.48	%(10)	—	%(12)	(0.42)%		194%
10/1/11 to 3/31/12(13)	9.40	—	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53		0.01		258
3/15/11(6) to 9/30/11	10.00	0.01	(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17	(3)	199	(4)

Class I
10/1/12 to 9/30/13	$10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	$11.80	12.59%		$38,889	1.50	%(10)	—	%(12)	0.58%		194%
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52		0.90		258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37	(3)	199	(4)

Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	$15.52	16.50%		$1,937,456	1.62	%(13)	1.62%		0.75%		140%
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64		0.80		297
10/1/10 to 9/30/11	11.17	0.10	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(9)	1.67		0.80		247
7/1/10(6) to 9/30/10	10.00	0.12	1.05	1.17	—	—	—	1.17	11.17	11.70	(4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47	(4)

Class C
10/1/12 to 9/30/13	$13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	$15.39	15.55%		$1,307,857	2.37	%(13)	2.37%		0.02%		140%
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39		0.09		297
10/1/10 to 9/30/11	11.15	0.02	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(9)	2.42		0.13		247
7/1/10(6) to 9/30/10	10.00	0.09	1.06	1.15	—	—	—	1.15	11.15	11.50	(4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47	(4)

Class I
10/1/12 to 9/30/13	$13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	$15.54	16.75%		$2,580,005	1.37	%(13)	1.37%		1.02%		140%
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39		1.10		297
10/1/10 to 9/30/11	11.17	0.14	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(9)	1.42		1.09		247
7/1/10(6) to 9/30/10	10.00	0.11	1.06	1.17	—	—	—	1.17	11.17	11.70	(4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47	(4)

Footnote Legend
(1)
  Sales charges, where applicable, are not reflected in the total return calculation.
(2)
  Computed using average shares outstanding.
(3)
  Annualized.
(4)
  Not annualized.
(5)
  Amount is less than $0.005.
(6)
  Inception date.
(7)
  Due to change in expense ratio, the ratio shown is a blended expense ratio.
Virtus Mutual Funds63
62Virtus Mutual Funds

Financial Highlights (continued)
(8)
  The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)
  See Note 3C in the Notes to Financial Statements in the Annual Report for information on recapture of expenses previously waived.
(10)
  Includes extraordinary expenses.
(11)
  Blended net expense ratio.
(12)
  The expense ratio for interest and dividends on short sales for the period ended September 30, 2012 and was 0.63% for Class A shares, Class B shares, Class C shares, and Class I shares. If interest and dividends were excluded the ratio would be lower.
(13)
  Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.
Virtus Mutual Funds65
64Virtus Mutual Funds

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:
Annual and Semiannual Reports
Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Individual Investors section of virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.
Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Mutual Fund Services: 800-243-1574

Investment Company Act File No. 811-7455	1-14
8433

Prospectus

TICKER SYMBOL BY CLASS
FUND	A	C	I
Wealth Masters Fund	VWMAX	VWMCX	VWMIX

TRUST NAME	January 28, 2014
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.
Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Virtus Wealth Masters Fund
Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses(c)	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  Restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,022	$1,346	$2,263
Class C	Sold	$328	$703	$1,205	$2,585
	Held	$228	$703	$1,205	$2,585
Class I	Sold or Held	$127	$397	$686	$1,511
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Virtus Wealth Masters Fund1

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and, in many cases, have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of $200 million (as of September 27, 2012). The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
>
  Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of a REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund focuses its assets in a particular market sector, the fund is more vulnerable to conditions that negatively affect such market sector as compared to a fund that does not focus holdings in such securities.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
2Virtus Wealth Masters Fund

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2013:	11.28%	Worst Quarter:	Q2/2013:	3.33%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (9/5/12)
Class A
Return Before Taxes	30.45%	26.42%
Return After Taxes on Distributions	30.43%	26.15%
Return After Taxes on Distributions and Sale of Fund Shares	17.25%	20.28%
Class C
Return Before Taxes	37.34%	31.21%
Class I
Return Before Taxes	38.69%	32.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	25.91%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Horizon Asset Management LLC (“Horizon”).
Virtus Wealth Masters Fund3

Portfolio Management
>
  Murray Stahl,  Portfolio Manager, Chairman and Chief Investment Officer at Horizon. Mr. Stahl has served as a Portfolio Manager of the fund since inception in September 2012.
>
  Matthew Houk,  Portfolio Manager and Research Analyst at Horizon. Mr. Houk has served as a Portfolio Manager of the fund since inception in September 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
4Virtus Wealth Masters Fund

More Information About Fund Expenses
Virtus Investment Advisers, Inc. (“VIA”) has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class C Shares	Class I Shares
Virtus Wealth Masters Fund	1.45%	2.20%	1.20%
VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these expense limitation arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.
For the last fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class C Shares	Class I Shares
Virtus Wealth Masters Fund	1.45%	2.25%	1.20%
Virtus Mutual Funds5

More Information About Investment Objectives and Principal Investment Strategies
The fund’s investment objectives and principal strategies are described in this section. The fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees of the fund without shareholder approval. If the fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the fund will achieve its objective(s).
Please see the SAI for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the fund.
6Virtus Mutual Funds

Virtus Wealth Masters Fund
Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (ticker: RCH), a public index maintained by Horizon Kinetics LLC, an affiliate of the subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and have accumulated a substantial amount of their personal wealth through the companies that they manage. The manager believes that companies managed or influenced by individuals who have created significant wealth in their companies will outperform other companies because those managers tend to prioritize creation of long-term shareholder value over the shorter-term considerations that are typical of other corporate management. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
  The company must have an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data)
•
  The wealth individual must own at least $100 million of the common equity
•
  The company must be listed on a U.S. exchange
•
  The company must be an operating company and not a closed-end fund, ETF or limited partnership
•
  The market capitalization must be in excess of $200 million
•
  The trailing three month average daily value traded must be greater than $2 million
•
  In the case of initial public offerings, the component security must have been publicly listed for at least two years
The index is equally weighted and is reviewed and rebalanced quarterly.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Wealth Masters Fund7

More Information About Risks Related to Principal Investment Strategies
The fund may not achieve its objectives, and is not intended to be a complete investment program.
Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which a fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in the fund are identified and described in detail below.
>
  Correlation to Index Risk.  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
Equity REIT Securities Risks
REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.
Equity Securities Risks
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
•
  Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
•
  Small and Medium Market Capitalization Companies. Small-and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small-and medium-sized companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to a fund.
Market Volatility Risk
The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of
8Virtus Mutual Funds

unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.
Sector Focused Investing Risk
The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Virtus Mutual Funds9

Management of the Fund
The Adviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2013, VIA had approximately $40 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment programs and for the general operations of the fund, including oversight of the fund’s subadvisers, recommending their hiring, termination and replacement.
VIA has appointed Horizon Asset Management, LLC (“Horizon”) to manage the fund’s investments and to oversee the activities of the fund.
Management Fees
The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of:

	First $1 billion	Over $1 billion
Virtus Wealth Masters Fund	0.85%	0.80%
The Subadviser
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2013, Horizon Kinetics had approximately $9.1 billion in assets under management.
VIA pays the Subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the annual rate of 50% of the net investment management fee.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for the fund is available in the fund’s 2012 annual report, covering the period from inception on September 5, 2012 through September 30, 2012.
VIA and the fund, have received an exemptive order from the SEC that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for the fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.
Portfolio Management
Murray Stahl and Matthew Houk are responsible for the day-to-day management of the fund’s portfolios since the fund’s inception in September 2012.
Murray Stahl. Mr. Stahl is Portfolio Manager at Horizon and serves as Chairman, Chief Investment Officer and Co-Founder of Horizon Kinetics. He has over thirty years of investing experience and is responsible for overseeing the Horizon Research Team. Murray also serves as Chairman of the firm’s Investment Committee, which is responsible for all portfolio management decisions. Previously, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst, where he ultimately managed approximately $600 million in trust and fund assets and was deeply involved in new product development.
Matthew Houk. Mr. Houk is Portfolio Manager at Horizon. He also has portfolio management and research responsibilities at Horizon Kinetics and is Co-Portfolio Manager of a small-cap fund managed by an affiliate Horizon. Mr. Houk joined the firm in 2008; previously, Mr. Houk was with Goldman, Sachs & Co. (2005-2008).
Please refer to the SAI for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.
10Virtus Mutual Funds

Additional Investment Techniques
In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in additional investment techniques that present additional risks as indicated below. Those additional investment techniques in which the fund is expected to engage as of the date of this prospectus are described below, although other techniques may be utilized from time to time. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree are more fully described in the SAI.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
•
  Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other
Virtus Mutual Funds11

significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.
To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.
Infrastructure-Related Investments
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Mutual Fund Investing
Through its investments in other mutual funds, a fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
Securities Lending
A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the fund.
12Virtus Mutual Funds

Pricing of Fund Shares
How is the Share Price determined?
The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:
•
  adding the values of all securities and other assets of the fund;
•
  subtracting liabilities; and
•
  dividing the result by the total number of outstanding shares of that class. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values (“NAVs”). Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of the fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a Fund for which market quotations are not readily available shall be determined in good faith and in a manner that honestly assesses the security’s “fair value” on the Valuation Date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the
Virtus Mutual Funds13

market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges, or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates, (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange-traded securities), (xii) an analysis of the company’s financial statements, (xiii) government (domestic or foreign) actions or pronouncements, (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the Advisor regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s NAV is calculated following the dividend record date.
14Virtus Mutual Funds

Sales Charges
What are the classes and how do they differ?
Presently, the fund offers three classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in the fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act (Rule 12b-1 Fees), as amended, that authorize the fund to pay distribution and service fees for the sale of their shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of the fund are as follows:

Fund	Class A	Class C	Class I
Virtus Wealth Masters Fund	0.25%	1.00%	None
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Mutual Fund Services by calling toll-free 800-243-1574.
Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares.
Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the other funds within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares of the fund have the same distribution and service fees (1.00%). Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.
Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the fund’s distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also
Virtus Mutual Funds15

offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open-and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
Initial Sales Charge Alternative—Class A Shares
The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and VP Distributors, LLC (“the Distributor.”)
Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Contingent Deferred Sales Charge you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase.
Class A Sales Charge Reductions and Waivers
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI.
Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, hist or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust; where any of the above is the named beneficiary (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of
16Virtus Mutual Funds

each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.
Deferred Sales Charge Alternative—Class C Shares
Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.
Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%
Compensation to Dealers
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to
Virtus Mutual Funds17

the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC of 1.00% may be imposed on certain redemptions of such investments within 18 months of purchase. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Virtus website at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
18Virtus Mutual Funds

Your Account
Opening an Account
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.
The fund has established the following preferred methods of payment for fund shares:
•
  Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;
•
  Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or
•
  Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.
Payment in other forms may be accepted at the discretion of the fund; however, the fund generally does not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name of the fund on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest.
Minimum initial investments:
>
  $100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional detail.)
>
  There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.
>
  $2,500 for all other accounts.
Minimum additional investments:
>
  $100 for any account.
>
  There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.
The fund reserves the right to refuse a purchase order for any reason.
Step 2.
Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
Virtus Mutual Funds19

Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
>
  Receive both dividends and capital gain distributions in additional shares;
>
  Receive dividends in additional shares and capital gain distributions in cash;
>
  Receive dividends in cash and capital gain distributions in additional shares; or
>
  Receive both dividends and capital gain distributions in cash.
No interest will be paid on uncashed distribution checks.
How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”). A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.
The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.
How to Sell Shares
You have the right to have the fund buy back shares at the NAV next determined after receipt of a redemption order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail
Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

20Virtus Mutual Funds

To Sell Shares (Class A and Class C Shares only)
Through express delivery
Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts.
Things You Should Know When Selling Shares
You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the fund. The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.
Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.
Redemptions by Mail
>
  If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
•
  The proceeds do not exceed $50,000.
•
  The proceeds are payable to the registered owner at the address on record.
Send a clear letter of instruction with a signature guarantee when any of these apply:
•
  You are selling more than $50,000 worth of shares.
•
  The name or address on the account has changed within the last 30 days.
•
  You want the proceeds to go to a different name or address than on the account.
>
  If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.
If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of the Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
Virtus Mutual Funds21

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Account Policies
Account Reinstatement Privilege
Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional of the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.
Uncashed Checks
If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.
•
  You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
•
  On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may
22Virtus Mutual Funds

be assessed on exchange proceeds. For all Virtus fixed income funds, Virtus AlphaSector Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.
•
  Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074)).
•
  The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).
•
  The exchange of shares is treated as a sale and a purchase for federal income tax purposes.
•
  In certain circumstances, a fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.
Disruptive Trading and Market Timing
The fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
  dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;
•
  an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and
•
  reducing returns to long-term shareholders through increased brokerage and administrative expenses.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of a fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding market timing. The fund may, however, take action if activity is deemed disruptive even if shares are
Virtus Mutual Funds23

held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into the fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information
Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.
24Virtus Mutual Funds

Tax Status of Distributions
The fund plans to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus Wealth Masters Fund	Semiannually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses). The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.
Virtus Mutual Funds25

Financial Highlights
These tables are intended to help you understand the fund’s financial performance since inception. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. Its report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Asets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Wealth Masters Fund
Class A
10/1/12 to 9/30/13	$10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	—	(0.14)	2.90	$13.12	30.09%		$5,169	1.45%		3.29%		(0.10)%		22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20	(4)	106	1.45	(3)	44.72	(3)	0.78	(3)	26	(4)

Class C
10/1/12 to 9/30/13	$10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	—	(0.12)	2.83	$13.04	29.11%		$1,742	2.20%		4.41%		(0.66)%		22%
9/5/12(6) to 9/30/12	10.00	— (5)	0.21	0.21	—	—	—	—	0.21	10.21	2.10	(4)	107	2.20	(3)	45.67	(3)	0.04	(3)	26	(4)

Class I
10/1/12 to 9/30/13	$10.22	0.06	3.01	3.07	(0.10)	(0.05)	—	(0.15)	2.92	$13.14	30.37%		$44,813	1.20%		4.64%		0.52%		22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20	(4)	818	1.20	(3)	44.40	(3)	1.04	(3)	26	(4)

Footnote Legend
(1)
  Sales charges, where applicable, are not reflected in the total return calculation.
(2)
  Computed using average shares outstanding.
(3)
  Annualized.
(4)
  Not annualized.
(5)
  Amount is less than $0.005.
(6)
  Inception date.
26Virtus Mutual Funds
Virtus Mutual Funds27

Appendix A
Additional Information About The Horizon Kinetics ISE Wealth Index
The Horizon Kinetics ISE Wealth Index (the “Index”) is a public index maintained by Horizon Kinetics, LLC, the parent company of the subadviser, and published by International Securities Exchange, LLC. The Index includes companies whose senior management has demonstrated a track record of skill and specific industry knowledge that has translated into high levels of long-term shareholder value creation. In many cases, these individuals have also used their respective companies as the primary means for accumulating substantial personal wealth. Due to this vested interest factor, these management teams often prioritize the creation of long-term shareholder value and, as a result, outperform the markets. That vested interest factor provides a unique predictive index variable as compared to traditional index classifications.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
  an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data),
•
  wealth individual must own at least $100 million of the common equity,
•
  listed on a U.S. exchange,
•
  an operating company and not a closed-end fund, ETF or limited partnership,
•
  market capitalization in excess of $200 million,
•
  trailing three month average daily value traded greater than $2 million, and
•
  in the case of initial public offerings, the component security must have been publicly listed for at least two years
The Index constituents are equally weighted and reviewed quarterly for eligibility with the weights reset accordingly.
The tables below show performance of the Horizon Kinetics ISE Wealth Index as compared with the performance of the S&P 500® Index. The Horizon Kinetics ISE Wealth Index and the S&P 500® Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested. The performance shown below is not the performance of the fund.

Annual Returns (calendar year)	Horizon Kinetics ISE Wealth Index	S&P 500® Index
2003	45.41%	28.71%
2004	17.97%	10.86%
2005	3.30%	4.93%
2006	22.61%	15.78%
2007	1.73%	5.49%
2008	-43.67%	-37.00%
2009	72.80%	26.46%
2010	31.51%	15.06%
2011	5.11%	2.11%
2012	13.53%	16.00%
2013	41.08%	32.39%

Average Annual Total Return (for the periods ended 12/31/13)	1 Year	5 Years	10 Years	Since Inception of Horizon Kinetics ISE Wealth Index (1/1/91)(1)
Horizon Kinetics ISE Wealth Index	41.08%	30.78%	12.60%	13.76%
S&P 500® Index	32.29%	17.94%	7.40%	10.05%
(1)
  The Horizon Kinetics ISE Wealth Index was created on August 8, 2011, and performance presented prior to the creation date has been back-tested. Back-tested performance is hypothetical (it does not reflect trading in actual accounts) and is provided for informational purposes to indicate historical performance had the index been available over the relevant period. Actual performance may be materially lower than that of the index or benchmark, as they do not include expenses and fees.
Virtus Mutual Funds28

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:
Annual and Semiannual Reports
Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Individual Investors section of virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.
Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Mutual Fund Services: 800-243-1574

Investment Company Act File No. 811-7455	1-14
8033

Virtus Opportunities Trust
STATEMENT OF ADDITIONAL INFORMATION
January 28, 2014
Virtus Opportunities Trust (The “Trust) is an open-end management investment company issuing shares in 32 separate series or “Funds”, all of which are publicly offered and described herein:

TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T
Virtus Allocator Premium AlphaSector® Fund	VAAAX		VAACX	VAISX
Virtus AlphaSector® Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Disciplined Equity Style Fund	VDEAX		VDECX	VDEIX
Virtus Disciplined Select Bond Fund	VDBAX		VDBCX	VDBIX
Virtus Disciplined Select Country Fund	VDCAX		VDCCX	VDCIX
Virtus Dynamic AlphaSector® Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX
Virtus Global Commodities Stock Fund	VGCAX		VGCCX	VGCIX
Virtus Global Dividend Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Premium AlphaSector® Fund	VGPAX		VGPCX	VGPIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater Asia ex Japan Opportunities Fund	VGAAX		VGACX	VGAIX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	PMSTX
Virtus Premium AlphaSector® Fund	VAPAX		VAPCX	VAPIX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX
This Statement of Additional Information relates to the Class A, Class B, Class C, Class I and Class T shares of the Funds. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses for the Funds dated January 28, 2014, as described below and as supplemented and amended from time to time. Each Fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectuses. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s Prospectuses and should not be relied upon by investors in such Fund.
The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at 100 Pearl Street, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.
The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2013, without charge, by calling 800.243.1574 or by downloading it from virtus.com.
Transfer Agent: 800.243.1574
Adviser Consulting Group: 800.243.4361
Telephone Orders: 800.367.5877
Web Site: virtus.com

Glossary

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH
Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.
Allocator Premium AlphaSector® Fund	Virtus Allocator Premium AlphaSector® Fund
AlphaSector® Funds	Collectively, Allocator Premium AlphaSector® Fund, AlphaSector® Rotation Fund, Dynamic AlphaSector® Fund, Global Premium AlphaSector® Fund, and Premium AlphaSector® Fund
AlphaSector® Rotation Fund	Virtus AlphaSector® Rotation Fund
Alternatives Diversifier Fund	Virtus Alternatives Diversifier Fund
BMO AM	BMO Asset Management Corp. subadviser to the Global Commodities Fund
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent for the Funds
Bond Fund	Virtus Bond Fund
CA Tax-Exempt Bond Fund	Virtus CA Tax-Exempt Bond Fund
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Coxe	Coxe Advisors LLP sub-subadviser to the Global Commodities Fund
Custodian	The custodian of the Funds’ assets, JPMorgan Chase Bank, N.A.
Disciplined Equity Fund	Virtus Disciplined Equity Style Fund
Disciplined Funds	Collectively, Disciplined Select Bond Fund, Disciplined Select Country Fund and Disciplined Equity Style Fund
Disciplined Bond Fund	Virtus Disciplined Select Bond Fund
Disciplined Country Fund	Virtus Disciplined Select Country Fund
Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC
Duff & Phelps	Duff & Phelps Investment Management Co. subadviser to the Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund
Dynamic AlphaSector® Fund	Virtus Dynamic AlphaSector® Fund
EDRs	European Depositary Receipts (another name for CDRs)
EM Debt Fund	Virtus Emerging Markets Debt Fund
EM Equity Income Fund	Virtus Emerging Markets Equity Income Fund
EM Small-Cap Fund	Virtus Emerging Markets Small-Cap Fund
ETFs	Exchange-traded Funds

Euclid
Euclid Advisors, LLC subadviser to the Allocator Premium AlphaSector® Fund, AlphaSector® Rotation Fund, Alternatives Diversifier Fund, Dynamic AlphaSector® Fund, Global Premium AlphaSector® Fund and Premium AlphaSector® Fund

FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FDMC and the twelve Federal Home Loan Banks
FHLMC
Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
FNMA
Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Foreign Opportunities Fund	Virtus Foreign Opportunities Fund
F-Squared Alternative	F-Squared Alternative Advisors, LLC subadviser to the Dynamic AlphaSector® Fund
F-Squared Institutional	F-Squared Institutional Advisors, LLC subadviser to the Allocator Premium AlphaSector® Fund, AlphaSector® Rotation Fund, Global Premium AlphaSector® Fund and Premium AlphaSector® Fund
Funds	The series of the Trust discussed in this SAI
Funds of Funds	Collectively, AlphaSector® Funds, Alternatives Diversifier Fund, Disciplined Funds, Low Volatility Fund and Herzfeld Fund
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
Global Commodities Fund	Virtus Global Commodities Stock Fund
Global Dividend Fund	Virtus Global Dividend Fund
Global Opportunities Fund	Virtus Global Opportunities Fund
Global Premium AlphaSector® Fund	Virtus Global Premium AlphaSector® Fund
Global Real Estate Fund	Virtus Global Real Estate Securities Fund
GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
Greater Asia Fund	Virtus Greater Asia ex Japan Opportunities Fund
Greater European Fund	Virtus Greater European Opportunities Fund
Herzfeld	Thomas J. Herzfeld Advisors, Inc. subadviser to the Herzfeld Fund
Herzfeld Fund	Virtus Herzfeld Fund
High Yield Fund	Virtus High Yield Fund
Horizon	Horizon Asset Management LLC subadviser to the Wealth Masters Fund
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
International Equity Fund	Virtus International Equity Fund
International Real Estate Fund	Virtus International Real Estate Securities Fund
International Small-Cap Fund	Virtus International Small-Cap Fund
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
JPMorgan	JPMorgan Chase Bank, N.A.

Kayne Anderson	Kayne Anderson Rudnick Investment Management, LLC subadviser to the EM Small-Cap Fund and International Small-Cap Fund
KBI	Kleinwort Benson Investors International, Ltd. subadviser to the EM Equity Income Fund
LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market
Low Volatility Fund	Virtus Low Volatility Equity Fund
Monegy	Monegy, Inc. (formerly known as HIM Monegy, Inc.) subadviser to the High Yield Income Fund
Moody’s	Moody’s Investors Service, Inc.
Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Intermediate Bond Fund
Multi-Sector Short Term Bond Fund	Virtus Multi-Sector Short Term Bond Fund
NAV	Net Asset Value, which is the per-share price of a Fund
Newfleet
Newfleet Asset Management, LLC subadviser to the Bond Fund, CA Tax-Exempt Bond Fund, Emerging Markets Debt Fund, High Yield Fund and Senior Floating Rate Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund

Newfound	Newfound Investments subadviser to the Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, the world’s largest equity derivatives clearing corporation
OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Premium AlphaSector® Fund	Virtus Premium AlphaSector® Fund
Prospectuses	The prospectuses for the Funds, as amended from time to time
Rampart	Rampart Investment Management Company, LLC subadviser to the Low Volatility Equity Fund
Real Estate Fund	Virtus Real Estate Securities Fund
Regulations	The Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended
RIC
Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes

S&P	Standard & Poor’s Corporation
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	This Statement of Additional Information
Senior Floating Rate Fund	Virtus Senior Floating Rate Fund
SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Trust	Virtus Opportunities Trust
VIA	Virtus Investment Advisers, Inc.

Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, Euclid, Kayne Anderson, Newfleet, Newfound and Rampart
Virtus Fund Services	Virtus Fund Services, LLC
Virtus Mutual Funds	The family of funds consisting of the Funds, the series of Virtus Insight Trust and the series of Virtus Equity Trust
Vontobel	Vontobel Asset Management, Inc., subadviser to the Foreign Opportunities Fund and Global Opportunities Fund, Greater Asia Fund, Greater European Fund
VP Distributors	VP Distributors, LLC
VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
Wealth Masters Fund	Virtus Wealth Masters Fund
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

GENERAL INFORMATION AND HISTORY
The Trust is an open-end management investment company organized as a Delaware statutory trust December 18, 1995. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.”
The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund, Real Estate Fund and AlphaSector® Rotation Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days' notice. The following discussion supplements the disclosure in the Prospectuses. Prior to October 1, 2008, all of the funds indicated (*) below had "Phoenix" in their names instead of "Virtus".

Fund Type	Fund	Investment Objective
Alternatives	Alternatives Diversifier Fund	The fund has an investment objective of long-term capital appreciation.
	Dynamic AlphaSector® Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Commodities Fund	The fund has an investment objective of capital appreciation.
	Global Dividend Fund*	The fund has an investment objective of capital appreciation and current income.
	Global Real Estate Fund	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Herzfeld Fund	The fund has investment objectives of capital appreciation and current income.
	International Real Estate Fund*	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Real Estate Fund*	The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Asset Allocation	Allocator Premium AlphaSector® Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Equity	AlphaSector® Rotation Fund*	The fund has an investment objective of long-term capital appreciation.
	Disciplined Equity Style Fund	The fund has an investment objective of capital appreciation.
	Low Volatility Equity Fund	The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
	Premium AlphaSector® Fund	The fund has an investment objective of long-term capital appreciation.
	Wealth Masters Fund	The fund has an investment objective of capital appreciation.
Fixed Income	Bond Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.

Fund Type	Fund	Investment Objective
CA Tax-Exempt Bond Fund*
The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

	Disciplined Select Bond Fund	The fund has an investment objective of high total return from current income and capital appreciation.
	Emerging Markets Debt Fund	The fund has an investment objective of seeking total return from current income and capital appreciation.
	High Yield Fund*	The fund has a primary investment objective of high current income and a secondary objective of capital growth.
	Multi-Sector Intermediate Bond Fund*	The fund has an investment objective of maximizing current income while preserving capital.
	Multi-Sector Short Term Bond Fund*	The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
	Senior Floating Rate Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.
International/Global	Disciplined Select Country Fund	The fund has an investment objective of capital appreciation.
	Emerging Markets Equity Income Fund	The fund has investment objectives of seeking capital appreciation and income.
	Emerging Markets Small-Cap Fund*	The Fund has an investment objective of capital appreciation.
	Foreign Opportunities Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Opportunities Fund*	The fund has an investment objective of capital appreciation.
	Global Premium AlphaSector® Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
	Greater Asia Fund	The fund has an investment objective of long-term capital appreciation.
	Greater European Fund	The fund has an investment objective of long-term capital appreciation.
	International Equity Fund	The fund has an investment objective of long-term capital appreciation.
	International Small-Cap Fund	The fund has an investment objective of capital appreciation.
Capital Stock and Organization of the Trust
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund.

Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board of Trustees will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board of Trustees fails to call a meeting after being so notified, the shareholders may call the meeting. The Board of Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.
Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board of Trustees as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.
As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.
The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).
Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.
Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.
Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.
Diversification of Funds
Each Fund is diversified under the 1940 Act with the exception of Alternatives Diversifier Fund, Global Commodities Fund and Emerging Markets Debt Fund which are non-diversified funds. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)
Fund Names and Investment Policies
Each of the Funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
These funds have a policy that states at least 80% of its assets in investments of the type suggested by its name.

Bond Fund CA Tax-Exempt Bond Fund	Greater Asia Fund Greater European Fund
Disciplined Equity Fund	High Yield Fund
Disciplined Bond Fund	International Equity Fund
EM Debt Fund	International Real Estate Fund
EM Small-Cap Fund	International Small-Cap Fund
EM Equity Income Fund	Low Volatility Fund
Foreign Opportunities Fund	Multi-Sector Intermediate Bond Fund
Global Commodities Fund	Multi-Sector Short Term Bond Fund
Global Dividend Fund	Real Estate Fund
Global Real Estate Fund	Senior Floating Rate Fund

Portfolio Turnover
The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each

Fund's shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rates for each Fund is set forth in its summary prospectus and under “Financial Highlights” in the statutory prospectus.
Disclosure of Portfolio Holdings
The Funds of Funds generally do not invest directly in securities, but rather invest in shares of ETFs and mutual funds. The following description pertains to those mutual funds in which the Funds of Funds invest that are affiliated with the Trust, referred to in this section as the “funds”, and it applies to the Funds, with the exception of the Funds of Funds.
The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Board of Trustees has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.
The Trust’s Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.
Public Disclosures
In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain of the Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30- or 60-day delay. Additionally, each Fund except certain of the AlphaSector® Funds and the Disciplined Funds, provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain funds, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.
Other Disclosures
The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Funds’ portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Funds’ Board of Trustees and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.
Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily with no delay
Subadviser (Global Commodities Fund)	BMO Asset Management Corp.	Daily no delay
Subadviser (Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily with no delay

Subadviser (Alternatives Diversifier Fund, Allocator Premium AlphaSector® Fund, AlphaSector® Rotation Fund, Dynamic AlphaSector® Fund, Global Premium AlphaSector® Fund, Premium AlphaSector® Fund and International Equity Fund)
	Euclid Advisors LLC	Daily with no delay
Subadviser (Virtus Herzfeld Fund)	Thomas J. Herzfeld Advisors, Inc.	Daily with no delay
Subadviser (Wealth Masters Fund)	Horizon Asset Management LLC	Daily with no delay
Subadviser (EM Small-Cap Fund and International Small-Cap Fund)	Kayne Anderson Rudnick Investment Management, LLC	Daily with no delay
Subadviser (EM Equity Income Fund)	Kleinwort Benson Investors International, Ltd.	Daily with no delay
Subadviser (Bond Fund, CA Tax Exempt Bond Fund, EM Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Newfleet Asset Management, LLC	Daily with no delay
Subadviser (Disciplined Bond Fund, Disciplined Equity Fund and Disciplined Country Fund)	Newfound Investments, LLC	Daily with no delay
Subadviser (Low Volatility Fund)	Rampart Investment Management Company, LLC	Daily with no delay
Subadviser (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily with no delay
Subadviser Trading Support (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)	Northern Trust Corporation	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	JPMorgan Chase Bank, N.A.	Daily with no delay
Class Action Service Provider	Glass Lewis	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)	Daily with no delay
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Distributor (Foreign Opportunities Fund, Real Estate Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period is within 15 business days of end of reporting period Semiannual Reporting Period is within 31 business days of end of reporting period.
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay
Typesetting and Printing firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
TV Financial Markets Talk Shows	CNBC	Monthly for holdings over 1% of issuer equity, in aggregate.*
(*)
  A Virtus officer or representative may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.
Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Other Virtus Mutual Funds
In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Equity Trust and Virtus Insight Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Class/Shares
Trust	Fund	A	B	C	I
Virtus Equity Trust	Balanced Fund	X	X	X
	Growth & Income Fund	X		X	X
	Mid-Cap Core Fund	X		X	X
	Mid-Cap Growth Fund	X	X	X	X
	Mid-Cap Value Fund	X		X	X
	Quality Large-Cap Value Fund	X		X	X
	Quality Small-Cap Fund	X		X	X
	Small-Cap Core Fund	X	X	X	X
	Small-Cap Sustainable Growth Fund	X		X	X
	Strategic Growth Fund	X	X	X	X
	Tactical Allocation Fund	X	X	X
Virtus Insight Trust	Emerging Markets Opportunities Fund	X		X	X
	Insight Government Money Market Fund	X			X
	Insight Money Market Fund	X			X
	Insight Tax-Exempt Money Market Fund	X			X
	Low Duration Income Fund	X		X	X
	Tax-Exempt Bond Fund	X		X	X

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS
The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds’ prospectuses. Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Alternatives Diversifier Fund, certain of the AlphaSector Funds, the Disciplined Funds, Herzfeld Fund and Low Volatility Fund do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Alternatives Diversifier Fund, the applicable AlphaSector Funds, the Disciplined Funds, the Herzfeld Fund and the Low Volatility Fund invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.
Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “Fund” may be used to refer to any Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing Risk
Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Investing
Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset-or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt

Investment Technique	Description and Risks	Fund-Specific Limitations

obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.
Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Convertible Securities
A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.
Before similar conversion, convertible securities have characteristics to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.
A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High Yield-High Risk (Junk Bonds) Securities” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities
Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)
Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration
Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The

Investment Technique	Description and Risks	Fund-Specific Limitations

value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.
The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

High-Yield, High-Risk Fixed Income Securities
Investments in securities rated “BB” or below by S&P or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.
Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is

Investment Technique	Description and Risks	Fund-Specific Limitations

significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.
Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.
A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Inverse Floating Rate Obligations
Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.
No Fund will invest more than 5% of its assets in inverse floaters.

Investment Technique	Description and Risks	Fund-Specific Limitations

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

Letters of Credit
Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Municipal Securities and Related Investments
Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P’s represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.
The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.
Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect

Investment Technique	Description and Risks	Fund-Specific Limitations

changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Securities and Related Investments
Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P’s represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.
The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Investment Technique	Description and Risks	Fund-Specific Limitations

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds
Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds
The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve

Investment Technique	Description and Risks	Fund-Specific Limitations
fund.
Municipal Leases
The Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes
Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.
Tax Anticipation Notes
Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper
Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees
While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the Federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds
PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.
The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings
The rating or quality of a debt security refers to the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.
After a Fund purchase a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.
Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt
Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or

Investment Technique	Description and Risks	Fund-Specific Limitations

unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds
Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments
Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the

Investment Technique	Description and Risks	Fund-Specific Limitations

aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations
Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.
In order to most effectively use these investments, a Fund’s subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Fund’s subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.
When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement.

Investment Technique	Description and Risks	Fund-Specific Limitations

To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.
The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.
The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.
Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.
A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities
Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.
Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.
Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative	The Fund may invest in various types of derivatives, which may at

Investment Technique	Description and Risks	Fund-Specific Limitations
Investments
times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.
The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodity Interests
Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).
The CFTC recently adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.

Credit-linked Notes
Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should

Investment Technique	Description and Risks	Fund-Specific Limitations

a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Eurodollar Instruments
The Funds instruments may invest in Eurodollar instruments. Eurodollar are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Equity-linked Derivatives
Each Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor’s Depositary Receipts (SPDRs), World Equity Benchmark Series (WEBs), NASDAQ 100 tracking shares (QQQs), Dow Jones Industrial Average Instruments (DIAMONDS) and Optimized Portfolios as Listed Securities (OPALS). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index.
Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Foreign Currency Forward Contracts, Futures and Options
Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)
A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

Investment Technique	Description and Risks	Fund-Specific Limitations

Generally, a Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option.
A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.
When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds

Investment Technique	Description and Risks	Fund-Specific Limitations

the amount of foreign currency the Fund is obligated to deliver.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.
A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.
Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts
A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the

Investment Technique	Description and Risks	Fund-Specific Limitations

purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Futures Transactions
Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not

Investment Technique	Description and Risks	Fund-Specific Limitations

limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Foreign Currency Warrants
Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by

Investment Technique	Description and Risks	Fund-Specific Limitations

major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace.
Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper
Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the

Investment Technique	Description and Risks	Fund-Specific Limitations
spot exchange rate two business days prior to maturity.
Principal Exchange Rate Linked Securities (“PERLS”)
PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts
Each Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange.
A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
The Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these

Investment Technique	Description and Risks	Fund-Specific Limitations

transactions would be expected to offset anticipated losses or a portion thereof.
The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.
The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, each Fund may invest in futures contracts under specified conditions without registering as a commodity pool with the CFTC. However, under the recent rule amendments the Funds’ ability to claim the exclusion/exemption from the definition of a commodity pool may be limited. (See “Commodity Interests” in this SAI.)
The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund

Investment Technique	Description and Risks	Fund-Specific Limitations

realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.
The successful use of futures contracts and related options also depends on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.
Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then

Investment Technique	Description and Risks	Fund-Specific Limitations

determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.
Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage

Investment Technique	Description and Risks	Fund-Specific Limitations

prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.
In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.
Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.
Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.

Collateralized Mortgage Obligations (“CMOs”)
CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.
CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a

Investment Technique	Description and Risks	Fund-Specific Limitations

modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made monthly. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals
CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted

Investment Technique	Description and Risks	Fund-Specific Limitations
Securities” in this section of the SAI.)
Mortgage Pass-through Securities
Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee

Investment Technique	Description and Risks	Fund-Specific Limitations

arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities	Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are

Investment Technique	Description and Risks	Fund-Specific Limitations

increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.
Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options	Each Fund may purchase or sell put and call options on securities,	Options written by the

Investment Technique	Description and Risks	Fund-Specific Limitations

indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.
A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
Options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
Low Volatility Fund will not be required to be covered as described herein, except to the extent required to comply with SEC Release No. IC-10666.

Investment Technique	Description and Risks	Fund-Specific Limitations

To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an

Investment Technique	Description and Risks	Fund-Specific Limitations

agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options
Each Fund may enter into options on indexes or options the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.
With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options
In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at

Investment Technique	Description and Risks	Fund-Specific Limitations
the initiation of the option.
Swap Agreements
Each Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

Investment Technique	Description and Risks	Fund-Specific Limitations

Recently, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions, and as of the date of this SAI they are continuing to develop and finalize additional rules. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements
Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.
Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Equity Securities
The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.
Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may

Investment Technique	Description and Risks	Fund-Specific Limitations

be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies
While small and medium-sized issuers in which a Fund invests will may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund investing in such securities should not be considered a complete investment program.
Market capitalizations of companies in which the Funds invest are determined at the time of purchase.

Unseasoned Companies
As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, the Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing
The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic

Investment Technique	Description and Risks	Fund-Specific Limitations

securities denominated in foreign currencies.
Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.
Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.
The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.
Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be

Investment Technique	Description and Risks	Fund-Specific Limitations

required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Depositary Receipts
Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities
The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank

Investment Technique	Description and Risks	Fund-Specific Limitations

publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.
Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.
The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.
Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions
When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the
Fund’s assets. Any such change may also have the effect of

Investment Technique	Description and Risks	Fund-Specific Limitations

decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.
As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.
In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.
A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.
While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.
When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Foreign Investment Companies
Some of the countries in which the Funds may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or — authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro

Investment Technique	Description and Risks	Fund-Specific Limitations

rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations
The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements
Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts
Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Investment Technique	Description and Risks	Fund-Specific Limitations

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.
The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.
Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.
Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.
Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage	Each Fund may employ investment techniques that create leverage,

Investment Technique	Description and Risks	Fund-Specific Limitations

either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)
The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Borrowing
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage “Dollar-Roll” Transactions
Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities.
The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the

Investment Technique	Description and Risks	Fund-Specific Limitations

initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.
Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Reverse Repurchase Agreements
Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.
While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy.

Money Market Instruments
Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Bankers’ Acceptances
A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan

Investment Technique	Description and Risks	Fund-Specific Limitations

associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks
The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund	Each Fund is authorized to invest in the securities of other investment

Investment Technique	Description and Risks	Fund-Specific Limitations
Investing
companies subject to the limitations contained in the 1940 Act.
Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in either all of the securities or a representative sample of the securities included in the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a daily basis.
In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.
In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)
Under the 1940 Act, a Series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the SEC. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Series to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.
The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Investment Technique	Description and Risks	Fund-Specific Limitations

Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)
Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)
Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
REITs can generally be classified as follows:
•
  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.
•
  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
•
  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.
REITs are like closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)
Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.
Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also

Investment Technique	Description and Risks	Fund-Specific Limitations

subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements
Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.
A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.
Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.
Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Securities Lending
Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.
Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to

Investment Technique	Description and Risks	Fund-Specific Limitations

recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.
No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales
Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

The Foreign Opportunities Fund may engage in short sales against the box without limitation. However, if this Fund engages in naked short sales transactions, the total market value of all of its naked short sale positions will not exceed 8% of its assets. (Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.)

Special Situations
Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.
A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary	When business or financial conditions warrant, each Fund may	The AlphaSector®

Investment Technique	Description and Risks	Fund-Specific Limitations
Investments
assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)
For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Funds generally do not expect to assume temporary defensive positions, as their investment strategies under normal circumstances are designed to be appropriate for short-term negative business or financial conditions.

Warrants or Rights to Purchase Securities
Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)
Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above

Investment Technique	Description and Risks	Fund-Specific Limitations

the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose When-Issued and Delayed Delivery Transactions the amount of the purchase price paid by it for the warrant.
A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions
Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.
When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the

Investment Technique	Description and Risks	Fund-Specific Limitations

agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.
When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.
The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY
Special California Risk Factors
The following information as to certain State risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues.  Such information does not purport to be a complete description, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.
The California Constitution and various state statutes limit the taxing and spending authority of the state of California (the “State”).  This may impair the ability of State issuers to maintain debt service on their obligations, as summarized below.
Certain of the State’s municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations.  Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.
Article XIIIA, Article XIIIB, Aticle XIIIC, Aticle XIIID and Propositions 98, 111 and 39 were each adopted as measures that qualified for the ballot pursuant to California’s initiative process.  From time to time other initiative measures could be adopted, further affecting State revenues or the State’s ability to expend revenues.  Certain legislation enacted in the State could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, as amended, places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Articles XIIIC and XIIID of the California Constitution provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government. In March 2004, State voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented as a result of these measures.
The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.  In November 2010, State voters approved two more ballot measures, Propositions 25 and 26.  Proposition 25 amends the State Constitution to change the legislative vote requirement necessary to pass the State budget and spending bills related to the budget from two-thirds to a simple majority, while preserving the two-thirds requirement for changes in tax rates.  Proposition 26 amends the State Constitution to require a two-thirds supermajority vote in the California State Legislature to pass many fees, levies, charges and tax revenue allocations that under the state’s previous rules could be enacted by a simple majority vote.
In November 2012 State voters approved Proposition 30 to increase sales and income taxes.  The State’s sales tax increased to 7.5% from 7.25% for a period of four years, and State income taxes increased for a period of seven years on taxpayers earning more than $250,000 per year by amounts ranging from 1% on taxpayers earning over $250,000 but less than $300,000 per year to 3% on taxpayers earning more than $1 million per year.  The increase was retroactive to January 1, 2012.  Estimates of the additional revenue to be generated from the tax increases vary from Governor Jerry Brown’s $9 billion estimate to the $6.8 billion estimated by the nonpartisan Legislative Analyst’s Office (“LAO”).  Smaller amounts of revenue are expected from Proposition 39, which requires multistate businesses to pay State income taxes based on sales in the State and eliminates other alternative formulas for calculating California income taxes.  The LAO estimates Proposition 39 will generate $1 billion in additional revenue annually, growing over time.
Certain State municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing nonjudicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.
Litigation may play a role in the future of the State’s economy, as it is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.
On May 29, 2002, the California Court of Appeal for the Second District decided the case of Howard Jarvis Taxpayers Association, et al. v. Kathleen Connell (as Controller of the State of California).  The Court of Appeal held that a final budget bill, an emergency appropriation, a self-executing authorization pursuant to state statutes (such as continuing appropriations) or the California Constitution or a federal mandate is necessary for the State Controller to disburse funds.  To the extent the holding in such case would apply to payments expected to be received by an issuing state agency, the requirement that there be either a final budget bill or an emergency appropriation may result in the delay of such payments to such agency if such required legislative action is delayed, unless the payments are self-executing authorizations or are subject to a federal mandate.  On May 1, 2003, the California Supreme Court upheld the holding of the Court of Appeal, stating that the Controller is not authorized under State law to disburse funds prior to the enactment of a budget or other proper appropriation, but under federal law, the Controller is required, notwithstanding a budget impasse and the limitations imposed by State law, to pay timely those State employees who are subject to the minimum wage and overtime compensation provisions of the federal Fair Labor Standards Act.
California Economic Outlook
The effect that general economic conditions within the State and the effect that the State’s budgetary problems may have in the future on the ability of State issuers to meet their obligations cannot be predicted.
In 2011 the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years.  With the significant spending cuts enacted over the past two years (fiscal years 2011-12 and 2012-13) and new temporary revenues provided by the passage of Proposition 30, the forecast as of enactment of the fiscal year 2013-14 budget projected that the state ended fiscal year 2012-13 with a positive reserve of $254 million, and that it would have a positive reserve of approximately $1.1 billion at June 30, 2014.
The Governor’s proposed 2014-15 State Budget (the “Proposed 2014-15 Budget”) was released on January 9, 2014 and includes: (i) spending of $154.9 billion from all funds, including $106.8 billion from the general fund; (ii) a proposed reduction in the State’s long-term debt by more than $11 billion in 2014-15; (iii) proposed repayment of approximately $6 billion in deferred payments to K-12 schools; (iv) a contribution of $1.6 billion to a “rainy day fund” to protect against future economic downturns; (v) an increase in K-12 school funding levels of $3,410 per student through fiscal year 2017-18, including an increase of more than $2,188 per student in fiscal year 2014-15 over fiscal 2011-12 levels; and (vi) $670 million in new general fund spending to fund the expansion of Medi-Cal benefits.  In addition, the Proposed 2014-15 Budget projects $217.8 billion in retirement-related unfunded liabilities.  Combined with the other liabilities, the total long term State liabilities stand at $354.5 billion.
Despite the recent significant budgetary improvements, there remain a number of major risks and pressures that threaten the state’s financial condition, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn.  In addition, the state’s revenues (particularly the personal income tax) can be volatile and correlates to overall economic conditions.  There can be no assurance that the State will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect the financial condition of the State.
Bond Ratings
In August 2013, Fitch raised the State’s general obligation rating to ‘A’ from ‘A-’. In making the upgrade, Fitch cited the State’s institutional changes to fiscal management and its ongoing economic and revenue recovery.
In January 2013 Standard and Poor’s raised the State’s general obligation rating to ‘A’ from ‘A-’ The upgrade reflects S&P’s view of California’s improved fiscal condition and cash position, and the State’s projections of a structurally balanced budget through at least the next several years.
In April 2010 Moody’s raised the State’s GO rating to A1 from Baa1. However, the change in rating merely reflects a recalibration of certain public finance ratings by Moody’s. Moody’s is recalibrating its US municipal ratings from the municipal scale to the global scale. The recalibration does not reflect a change in credit quality, or a change in its credit opinion, of an issue or issuer. The recalibration is simply a change in scale.
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.  See the description of “Ratings” under the heading “More Information About Fund Investment Strategies & Related Risks” for additional information about securities ratings.
Puerto Rico
Puerto Rico’s business cycles have generally tracked those of the United States as a whole, although with somewhat greater volatility. Private sector employment growth in Puerto Rico fell sharply in each of the last four recessions, and bottomed out roughly at the end of the downturn on the mainland.
Gross national product (“GNP”) has been subdued for many years. Puerto Rico entered a recession beginning in early 2006. Puerto Rico suffers from chronic budget gaps, an economy in or near recession for eight years, and interest rates far higher than those paid by any U.S. state. Three major U.S. credit agencies rate the commonwealth government's general obligation and related debt at BBB-, a single notch above junk debt. Two of them, Moody's Investors Service and Fitch Ratings, have put Puerto Rico on watch for potential downgrade. Moody's is now more than a month into what is normally a three month review of Puerto Rico. Yields on Puerto Rico’s debt shot up in 2013 on concerns about ratings cuts, with its 10-year yield now 700 basis points over a comparable AAA-rated muni bond. Speculation about a possible restructuring of its debt by Puerto Rico and the possibility of a downgrade of its debt were the subject of a panel discussion On January 15, 2014 in New York, sponsored by Global Interdependence Center in which the government of Puerto Rico did not participate. However, in the midst of measures to improve its finances including a pension overhaul, Puerto Rico Secretary of the Treasury Melba Acosta Febo and Government Development Bank interim president José Pagán Beauchamp have denied speculation that a restructuring of its debt is under consideration.
Municipal bond analysts are generally positive about Puerto Rico Gov. Alejandro García Padilla's first year in office, though they voice concern about the economy and the commonwealth's ability to access the bond market. Gov. García Padilla has taken important steps to reduce the government's budget deficit. The fiscal year 2014 deficit is expected to be cut by 62% this year compared to last fiscal year, the governor said in a speech Thursday. The new budget includes an anticipated $1.35 billion in additional revenues. Through the first five months of the fiscal year the Puerto Rican General Fund's revenues were up 12.4% from the same period in fiscal year 2012 and 2.6% compared to the budget projection. However, according to Robert Kurtter, managing director for U.S. state and regional ratings at Moody's Investors Service, it remains unclear if these actions are enough to avoid a Moody's downgrade.
While analysts have seen Puerto Rico's budget deficit as the immediate threat to its credit, it will be hard for the Puerto Rico government to return to a structurally balanced operating budget just with tax increases and spending cuts, without a turnaround in the economy. many see its underfunded pensions as a long-term threat. At the start of 2013, the main employee pension system had an actuarial deficit of $25 billion and was expected to run out of money in 2019. The Teachers’ Pension Fund had a deficit of $10 billion and is expected to run out of cash by 2020 without reforms. The judicial pension had a $300 million to $400 million actuarial deficit. The Puerto Rico legislature approved an overhaul of the first plan in April and of the latter two plans in December. The teachers’ pension reform increases employee contributions to 10 percent from 9 percent and pushes up the retirement age, currently as low as 50, to 62 for new employees, and to 55 or 60 for existing employees, depending on years of service. On January 14, 2014, the Puerto Rico Supreme Court issued a stay, halting implementation of teachers’ pension reform to hear arguments  that due process was not followed and the commonwealth government could have taken less onerous measures to shore up the pension system.
The federal government is not expected to be able to do much to assist for Puerto Rico in the next few months, beyond the modest efforts currently in effect.
INVESTMENT LIMITATIONS
Fundamental Investment Limitations
Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.
With respect to all of the Funds, except as noted, each Fund may not:
(1)
  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Alternatives Diversifier Fund, EM Debt Fund and Global Commodities Fund.)
(2)
  Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Dividend Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; (b) the Global Commodities Fund will concentrate its assets in the commodities-related group of industries of base metals, precious metals, energy and agriculture; (c) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry; and (d) in the event that any Disciplined Fund invests directly in baskets of securities to track one or more indexes (rather than investing in index-based ETFs), such Disciplined Fund will concentrate its assets to the extent that the underlying indexes (taken in aggregate) concentrate their assets in a particular industry or group of industries. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Fund of Funds.
(3)
  Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.
(4)
  Issue “senior securities” in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5)
  Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.
(6)
  Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
(7)
  Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
(8a)
  Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (This restriction applies to the AlphaSector® Rotation Fund, Dynamic AlphaSector® Fund, Foreign Opportunities Fund, Multi-Sector Short Term Bond Fund and Real Estate Fund.)
(8b)
  Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (This restriction applies to the Allocator Premium AlphaSector® Fund, Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, Disciplined Bond Fund, Disciplined Country Fund, Disciplined Equity Fund, EM Debt Fund EM Equity Income Fund, Em Small-Cap Fund, Global Commodities Fund, Global Dividend Fund, Global Opportunities Fund Global Premium AlphaSector® Fund, Global Real Estate Fund, Greater Asia Fund, Greater European Fund, Herzfeld Fund, High Yield Fund, International Equity Fund, International Real Estate Fund, International Small-Cap Fund, Multi-Sector Intermediate Bond Fund, Low Volatility Fund, Premium AlphaSector® Fund, Senior Floating Rate Fund and Wealth Masters Fund.)
With respect to investment restriction (2) above, for purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund of Funds will look through to the securities held by any affiliated mutual funds in which the Fund invests. However, as of the date of this SAI the Funds of Funds will not look through to the securities held by any underlying exchange-traded funds (“ETFs”), unaffiliated mutual funds and/or closed-end funds in which such Funds invest.
Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.
Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.
Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)
The Board of Trustees of the Trust (also referred to herein as the “Board” or “Trustees”) have adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.
(a)
  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
(b)
  The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
(c)
  The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
(d)
  The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities” and “1933 Act”, respectively), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Techniques and Risks” section below.
(e)
  The Fund may not invest in companies for the purpose of exercising control of management.
MANAGEMENT OF THE TRUST
Trustees and Officers
The Board of Trustees of the Trust is responsible for the overall supervision of the Trust including establishing the Funds’ policies, general supervision and review of their investment activities and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.
Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Leroy Keith, Jr. YOB: 1939	Served since 2000.	49	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business).
Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Philip McLoughlin Chairman YOB: 1946	Served since 1999.	64	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management).
Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Funds.

Geraldine M. McNamara YOB: 1951	Served since 2001.	53	Retired.	Trustee (since 2001), Virtus Mutual Fund Complex; Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios)
James M. Oates YOB: 1946	Served since 2000.	51	Managing Director (since 1994), Wydown Group (consulting firm).
Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 1987), Virtus Mutual Fund Complex; Trustee (since 2013), Virtus Closed-End Funds (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Funds.

Richard E. Segerson YOB: 1946	Served since 2000.	49	Retired.	Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Ferdinand L.J. Verdonck YOB: 1942	Served since 2005.	49	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.	Trustee (since 2002), Virtus Mutual Fund Complex.
* Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
George R. Aylward** YOB: 1964	Served since 2006.	62	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).
Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2006), Virtus Mutual Fund Complex (49 portfolios); Director (since 2013), Virtus Global Funds, PLC; and Trustee (since 2013), Virtus Alternative Solutions Funds.

(**)
  Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.
Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President, since 2013; Vice President (2011-2013); Chief Financial Officer and Treasurer, since 2006.
Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013); Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013); Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2012-2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds (2 portfolios); Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Funds.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin J. Carr YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary, since 2005.
Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010-2013), Virtus Variable Insurance Trust; Senior Vice President and Assistant Secretary (since 2013), Vice President and Assistant Secretary (2012-2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2012-2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Closed-End Funds (2 portfolios); Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Assistant Secretary (since 2013), Virtus Alternative Solutions Funds.

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer, since 2011.
Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds (2 portfolios); Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds (2 portfolios); and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Funds.

Francis G. Waltman YOB: 1962	Senior Vice President, since 2008.
Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2010-2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011-2013), Virtus Closed-End Funds (2 portfolios) and Director (since 2013), Virtus Global Funds, PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Funds.

Leadership Structure and the Board of Trustees
The Board is currently composed of seven trustees, including six Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), (b) the passage of time and (c) the manner in which Mr. McLoughlin conducts his trusteeship. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:
The Audit Committee
The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.
The Executive Committee
The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee did not meet during the Trust’s last fiscal year.
The Governance and Nominating Committee
The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met three times during the Trust’s last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.
Leroy Keith, Jr.
Dr. Keith has served in various roles in business and education, and has over 30 years of experience serving as a trustee to various mutual fund families. He holds both a masters degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.
Philip R. McLoughlin
Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of four closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a director of four closed-end funds managed by an affiliate of the Adviser.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.

Board Oversight of Risk Management
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2013
As of December 31, 2013, the Trustees owned shares of the Funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
Leroy Keith, Jr.	Multi-Sector Short Term Bond Fund – $10,001-$50,000	$10,001-$50,000
Philip McLoughlin*
AlphaSector® Rotation Fund – $10,001-$50,000
EM Debt Fund – $1-$10,000
EM Equity Income Fund – $1-$10,000
Foreign Opportunities Fund – $10,001-$50,000
Global Dividend Fund – $10,001-$50,000
Greater Asia Fund – $10,001-$50,000
Herzfeld Fund – $1-$10,000
International Real Estate Fund – $1-$10,000
Real Estate Fund – $10,001-$50,000
Senior Floating Rate Fund – $1-$10,000
Over $100,000
Geraldine M. McNamara	Foreign Opportunities Fund – $50,001-$100,000 Global Dividend Fund – Over $100,000 Multi-Sector Short Term Bond Fund – over $100,000 Real Estate Fund – $50,001-$100,000	Over $100,000
Senior Floating Rate Fund - Over $100,000
James M. Oates*
Foreign Opportunities Fund – $50,001-$100,000
Greater Asia Fund – $50,001-$100,000
Herzfeld Fund – $10,001-$50,000
International Real Estate Fund – $10,001-$50,000
Real Estate Fund – $50,001-$100,000
Wealth Masters Fund – $10,001-$50,000
Over $100,000
Richard E. Segerson*	None	Over $100,000
Ferdinand L.J. Verdonck*	Foreign Opportunities Fund – $10,001-$50,000 Global Dividend Fund – $10,001-$50,000 Multi-Sector Intermediate Bond Fund – $10,001-$50,000 Real Estate Fund – $1-$10,000	Over $100,000
Interested Trustee
George R. Aylward*
Alternatives Diversifier Fund – $10,001-$50,000
Bond Fund – $1-$10,000
Foreign Opportunities Fund – $10,001-$50,000
Global Dividend Fund – $10,001-$50,000
Global Opportunities Fund – $1-$10,000
High Yield Fund – $10,001-$50,000
Multi-Sector Intermediate Bond Fund – $1-$10,000
Multi-Sector Short Term Bond Fund – $10,001-$50,000
Real Estate Fund – $10,001-$50,000
Over $100,000
*As of December 31, 2012; information as of December 31, 2013 is not yet available. On January 3, 2014, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

Trustee Compensation
Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.
For the Trust’s fiscal year ended September 30, 2013, the current Trustees received the following compensation:

	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Leroy Keith, Jr.	$125,990	$192,000 (49 funds)
Philip R. McLoughlin	$192,858	$549,500 (64 funds)
Geraldine M. McNamara	$120,020	$265,750 (53 funds)
James M. Oates	$125,990	$214,692 (51 funds)
Richard E. Segerson	$118,747	$182,000 (49 funds)
Ferdinand L.J. Verdonck	$117,041	$177,000 (49 funds)
Interested Trustee
George R. Aylward	None	None
Sales Loads
The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.
Code of Ethics
The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.
Proxy Voting Policies
The Trust has adopted on behalf of the Funds a Policy Regarding Proxy Voting stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.
The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The Adviser or applicable subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.
The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:
•
  Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.
•
  Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.
•
  Social and Corporate Responsibility Issues—the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, Distributor, or any affiliated person of the Funds, on the other hand.
Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/ subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/ subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.
The Policy further imposes certain record keeping and reporting requirements on each Adviser/subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2014, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Appendix B—Principal Shareholders.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of September 30, 2013, VIA had approximately $37.8 billion in assets under management.
Investment Advisory Agreement and Expense Limitation Agreement
The investment advisory agreement, approved by the Board of Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board of Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.
Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.
For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates:

Series	Investment Advisory Fee
Alternatives Diversifier Fund	0.00%
Premium AlphaSector® Fund	1.10%

Series	Investment Advisory Fee
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Commodities Fund	1.00%	0.95%	0.90%
Global Dividend Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%
	1st $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Allocator Premium AlphaSector® Fund	1.10%	1.05%	1.00%
Disciplined Select Country Fund	1.10%	1.05%	1.00%
Disciplined Select Bond Fund	0.80%	0.75%	0.70%
Disciplined Equity Style Fund	1.00%	0.95%	0.90%
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Global Premium AlphaSector® Fund	1.10%	1.05%	1.00%
International Equity Fund	0.85%	0.80%	0.75%
Low Volatility Equity Fund	0.95%	0.90%	0.85%
		1st $1 Billion	$1+ Billion
AlphaSector® Rotation Fund		0.45%	0.40%
Bond Fund		0.45%	0.40%
Dynamic AlphaSector® Fund*		1.50%	1.40%
Emerging Markets Debt Fund		0.75%	0.70%
Emerging Markets Equity Income Fund		1.05%	1.00%
Emerging Markets Small-Cap Fund		1.20%	1.15%
Greater Asia Fund		1.00%	0.95%
Greater European Fund		0.85%	0.80%
Herzfeld Fund		1.00%	0.95%
International Small-Cap Fund		1.00%	0.95%
Wealth Masters Fund		0.85%	0.80%
*The Dynamic AlphaSector® Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. Effective February 6, 2013, this fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.
Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. Beginning on February 6, 2013, the performance adjustment is calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).

Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.
VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has voluntarily agreed to limit the annual operating expenses (excluding acquired fund fees and expenses (if any), interest, taxes and extraordinary expenses) of the following Funds (expressed as a percentage of daily net assets):

	Type(1)	Class A	Class B	Class C	Class I	Class T
Allocator Premium AlphaSector® Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Bond Fund	V	0.85%	1.60%	1.60%	0.60%	N/A
CA Tax-Exempt Bond Fund	V	0.85%	N/A	N/A	0.60%	N/A
Disciplined Bond Fund	V	1.40%	N/A	2.15%	1.15%	N/A
Disciplined Country Fund	V	1.70%	N/A	2.45%	1.45%	N/A
Disciplined Equity Fund	V	1.60%	N/A	2.35%	1.35%	N/A
EM Debt Fund	V	1.35%	N/A	2.10%	1.10%	N/A
EM Equity Income Fund	V	1.75%	N/A	2.50%	1.50%	N/A
EM Small-Cap Fund	C(3)	1.85%	N/A	2.60%	1.60%	N/A
Global Commodities Fund	V	1.65%	N/A	2.40%	1.40%	N/A
Global Opportunities Fund	V	1.55%	2.30%	2.30%	1.30%	N/A
Global Premium AlphaSector® Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Global Real Estate Fund	V	1.40%	N/A	2.15%	1.15%	N/A
Greater Asia Fund	V	1.80%	N/A	2.55%	1.55%	N/A
Greater European Fund	V	1.45%	N/A	2.20%	1.20%	N/A
Herzfeld Fund	V	1.60%	N/A	2.35%	1.35%	N/A
High Yield Fund	V	1.15%	1.90%	1.90%	0.90%	N/A
International Equity Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Real Estate Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Small-Cap Fund	V	1.60%	N/A	2.35%	1.35%	N/A
Low Volatility Equity Fund	C(3)	1.55%	N/A	2.30%	1.30%	N/A
Multi-Sector Short Term Bond Fund	V	1.10%	1.60%	1.35%	0.85%	1.85%
Premium AlphaSector® Fund	V	1.70%	N/A	2.45%	1.45%	N/A
Senior Floating Rate Fund(2)	V	1.20%	N/A	1.95%	0.95%	N/A
Wealth Masters Fund	V	1.45%	N/A	2.20%	1.20%	N/A
(1)
  V = Voluntary; C = Contractual
(2)
  Excludes leverage expenses, if any.
(3)
  Through January 31, 2015.
The Adviser may discontinue the voluntary expense caps and/or fee waivers at any time. The Adviser may recapture operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred.
The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.
The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.
Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such

Fund so long as (1) such continuance is approved at least annually by the Board of Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board of Trustees or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.
Adviser Affiliates
George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: Michael Angerthal, Executive Vice President, Chief Financial Officer and a Director; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; and David Fusco, Vice President and Chief Compliance Officer.
Advisory Fees
The following table shows the dollar amount of fees payable to VIA for its services with respect to each Fund, the amount of fees waived and/or expenses reimbursed by VIA, if any, and the actual fee received by VIA for the past three fiscal years.
For services to the Funds during the fiscal years ended September 30, 2011, 2012 and 2013 the Adviser received fees of $58,999,279, $89,966,266 and $139,392,140, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)		Net Advisory Fee ($)
Fund	2011	2012	2013	2011	2012	2013	2011	2012	2013
Allocator Premium AlphaSector® Fund	143,547	2,186,507	5,042,988	53,064	(53,064)	N/A	90,483	2,239,571	5,042,988
AlphaSector® Rotation Fund	2,080,758	2,039,690	2,418,021	N/A	N/A	N/A	2,080,758	2,039,690	2,418,021
Alternatives Diversifier Fund	38,968	N/A	N/A	435,379	347,779	75,069	(396,411)	(347,779)	(75,069)
Bond Fund	729,909	688,431	459,077	305,135	263,119	222,422	424,774	425,312	236,655
CA Tax-Exempt Bond Fund	252,956	261,354	241,206	112,689	111,586	99,886	140,267	149,768	141,323
Disciplined Equity Style Fund	N/A	N/A	9,970	N/A	N/A	63,772	N/A	N/A	(53,802)
Disciplined Select Bond Fund	N/A	N/A	6,416	N/A	N/A	64,221	N/A	N/A	(57,805)
Disciplined Select Country Fund	N/A	N/A	9,491	N/A	N/A	63,838	N/A	N/A	(54,347)
Dynamic AlphaSector® Fund	1,099,014	1,323,525	14,733,478	220,116	204,807	793,976	878,898	1,118,718	13,939,502
EM Debt Fund	N/A	12,359	209,569	N/A	35,312	63,649	N/A	(22,953)	145,920
EM Equity Income Fund	N/A	3,615	74,141	N/A	29,374	95,377	N/A	(25,759)	21,236
Foreign Opportunities Fund	9,710,172	9,211,639	12,823,198	N/A	N/A	N/A	9,710,172	9,211,639	12,823,198
Global Commodities Fund	53,110	194,749	243,961	84,525	37,616	54,180	(31,415)	157,133	189,781
Global Dividend Fund	452,640	498,259	791,485	N/A	N/A	N/A	452,640	498,259	791,485
Global Opportunities Fund	524,389	688,357	903,383	76,078	4,881	(56,144)	448,311	683,476	(959,527)
Global Premium AlphaSector® Fund	52,143	717,424	1,107,451	59,579	12,314	N/A	(7,436)	705,110	1,107,451
Global Real Estate Fund	41,701	92,550	295,391	86,322	98,341	90,145	(44,621)	(5,791)	205,246
Greater Asia Fund	118,187	85,250	101,043	127,874	132,409	124,991	(9,687)	(47,159)	(23,948)
Greater European Fund	44,824	48,448	96,791	83,478	78,232	87,476	(38,654)	(29,784)	9,315
Herzfeld Fund	N/A	667	49,034	N/A	24,723	67,663	N/A	(24,056)	(18,629)
High Yield Fund	655,825	626,684	672,085	145,145	159,003	161,344	510,680	467,681	510,741
International Equity Fund	141,231	170,435	194,205	105,642	50,850	66,903	35,589	119,585	127,302
International Real Estate Fund	304,067	280,462	388,317	82,472	95,730	95,019	221,595	184,732	293,298
International Small-Cap Fund	N/A	1,999	96,179	N/A	30,068	84,361	N/A	(28,069)	11,548
Virtus Low Volatility Equity Fund	N/A	N/A	4,498	N/A	N/A	29,374	N/A	N/A	(24,876)
Multi-Sector Intermediate Bond Fund	1,249,863	1,699,037	2,353,736	N/A	N/A	N/A	1,249,863	1,699,037	2,353,736

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)		Net Advisory Fee ($)
Fund	2011	2012	2013	2011	2012	2013	2011	2012	2013
Multi-Sector Short Term Bond Fund	19,023,014	25,176,631	36,323,212	N/A	N/A	N/A	19,023,014	25,176,631	36,323,212
Premium AlphaSector® Fund	12,544,437	32,571,304	48,240,325	(23,852)	N/A	N/A	12,568,289	32,571,304	48,240,325
Real Estate Fund	7,968,148	8,916,412	10,113,100	N/A	N/A	N/A	7,968,148	8,916,412	10,113,100
Senior Floating Rate Fund	2,019,176	2,469,900	3,858,787	(42,655)	N/A	N/A	2,061,831	2,469,900	3,858,787
Wealth Masters Fund	N/A	578	31,634	N/A	29,419	96,102	N/A	(28,841)	(64,468)
Subadvisers and Subadvisory Agreements
VIA has entered into subadvisory agreements with respect to each Fund. Each subadvisory agreement provides that VIA will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees.
BMO Asset Management Corp. — Global Commodities Fund
BMO Asset Management Corp. is located at 115 South LaSalle Street, 11th Floor, P.O. Box 755, Chicago, IL 60603. BMO AM has been an investment adviser since 1989. BMO AM is a wholly-owned subsidiary of BMO Financial Corp., which is wholly owned by Bank of Montreal, a publicly-held Canadian diversified financial services company. As of September 30, 2013, BMO AM had approximately $34 billion in assets under management.
For its services as subadviser, VIA pays BMO AM at the rate of 50% of the net advisory fee paid by Global Commodities Fund.
Coxe Advisors LLP — Global Commodities Fund
Coxe is located at 115 South LaSalle Street, 11th Floor, Chicago, IL 60603. Coxe has been an adviser since 2009 and serves as a Strategy Advisor to BMO Financial Group. As of September 30, 2013, Coxe provided nondiscretionary advice on $243 million in assets under management.
The Sub-subadvisory Agreement provides that BMO AM will delegate to Coxe the performance of certain of its investment management services under the Subadvisory Agreement with Global Commodities Fund. Coxe will furnish at its own expense the office facilities and personnel necessary to perform such services.
For its services as sub-subadviser, BMO AM pays Coxe at the rate of 40% of its subadvisory fee.
Duff & Phelps Investment Management Co. — Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund
Duff & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2013, Duff &Phelps had approximately $9.3 billion in assets under management.
For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by each Fund for which Duff & Phelps acts as subadviser.
Euclid Advisors LLC — Allocator Premium AlphaSector® Fund, Alternatives Diversifier Fund, AlphaSector® Rotation Fund, Dynamic AlphaSector® Fund, Global Premium AlphaSector® Fund, International Equity Fund and Premium AlphaSector® Fund
Euclid is located at 1540 Broadway, New York, NY 10036 and 100 Pearl Street, Hartford, CT 06103, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2013, Euclid had approximately $10.2 billion in assets under management.
For its services as subadviser to the funds, VIA pays Euclid a fee at the annual rate stated below paid by each such fund.

Fund	Subadvisory Fee
Allocator Premium AlphaSector® Fund	20% of the net advisory fee
Alternatives Diversifier Fund	0.00% of net assets
AlphaSector® Rotation Fund	20% of the net advisory fee
Dynamic AlphaSector® Fund	20% of the net advisory fee
Global Premium AlphaSector®	20% of the net advisory fee
International Equity Fund	50% of the net advisor fee
Premium AlphaSector® Fund	20% of the net advisory fee
For Dynamic AlphaSector® Fund, VIA pays Euclid a fee at the rate of 20% of the net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by Dynamic AlphaSector® Fund.
F-Squared Alternative Investments, LLC — Dynamic AlphaSector® Fund
F-Squared Alternative and affiliates are located at 80 William Street, Ste. 400, Wellesley, MA 02481. F-Squared Alternative has been an investment adviser since 2011 and provides index provider services, investment management and advisory services to institutional and separately managed accounts as well as limited partnerships. F-Squared Alternative serves as the limited services subadviser to the Dynamic AlphaSector Fund. As of September 30, 2013, F-Squared Alternative had approximately $17 million in assets under management.
For its services as limited services subadviser for the Fund, VIA pays F-Squared Alternative a fee at the rate of 53.3% of the net investment management fee as adjusted upward or downward by applying 74% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by the Fund.
F-Squared Institutional Advisors, LLC. — Allocator Premium AlphaSector® Fund, AlphaSector® Rotation Fund, Global Premium AlphaSector® Fund, and Premium AlphaSector® Fund
F-Squared Institutional and affiliates are located at 80 William Street, Ste. 400, Wellesley, MA 02481. F-Squared Institutional has been an investment adviser since 2010 and provides index provider services, investment management and advisory services to institutional and separately managed accounts. As of September 30, 2013, F-Squared Institutional had approximately $60 million in assets under management.
For its services as limited services subadviser, VIA pays F-Squared Institutional a fee at the annual rate stated below for each Fund.

Fund	Subadvisory Fee
Allocator Premium AlphaSector® Fund	50% of the net advisory fee
Global Premium AlphaSector®	50% of the net advisory fee
Premium AlphaSector® Fund	50% of the net advisory fee

	Subadvisory Fee
	1st $1 Billion	Over $1 Billion
Virtus AlphaSector® Rotation Fund	0.20%	0.175%
Thomas J. Herzfeld Advisors, Inc. — Herzfeld Fund
Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2013, Herzfeld had $169 million in assets under management.
For its services as subadviser, VIA pays Herzfeld a fee at the rate of 50% of the net advisory fee paid by Herzfeld Fund.
Horizon Asset Management LLC — Wealth Masters Fund
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2013, Horizon Kinetics had approximately $9.1 billion in assets under management.
For its services as subadviser, VIA pays Horizon a fee at the rate of 50% of the net advisory fee paid by Wealth Masters Fund.

Kayne Anderson Rudnick Investment Management, LLC — EM Small-Cap Fund and International Small-Cap Fund
Kayne is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. Kayne also serves as subadviser for other mutual funds. As of September 30, 2013, Kayne had approximately $4 billion in assets under management.
For its service as a subadviser, VIA pays Kayne at the rate of 50% of the net advisory fee paid by each fund for which Kayne acts as subadviser.
Kleinwort Benson Investors International, Ltd. — EM Equity Income Fund
KBI is located at One Rockefeller Plaza, 32nd Floor, New York, NY 10020. As of September 30, 2013, KBI had $6.2 billion in assets under management.
For its services as subadviser, VIA pays KBI a fee at the rate of 50% of the net advisory fee paid by EM Equity Income Fund.
Newfleet Asset Management — Bond Fund, CA Tax-Exempt Bond Fund, Emerging Markets Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund
Newfleet is located at 100 Pearl Street, Hartford, CT and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfleet acts as subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2013, Newfleet had approximately $12.3 billion in assets under management.
For its services as a subadviser, VIA pays Newfleet at the rate of 50% of the net advisory fee paid by each Fund for which Newfleet acts as subadviser.
Newfound Investments, LLC — Disciplined Bond Fund, Disciplined Country Fund and Disciplined Equity Fund
Newfound is located at 100 Pearl Street, Hartford, CT 06103 and is an indirect majority-owned subsidiary of Virtus and an affiliate of VIA. Newfound acts as subadviser to mutual funds. As of September 30, 2013, Newfound had approximately $3.8 million in assets under management.
For its services as a subadviser, VIA pays Newfleet at the rate of 50% of the net advisory fee paid by each Fund for which Newfound acts as subadviser.
Rampart Investment Management Company, LLC — Low Volatility Fund
Rampart, is located at One International Place, 14th Floor, Boston, MA 02110 and is an indirect wholly-owned subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of September 30, 2013, Rampart had approximately $1.4 billion in assets under management.
For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Low Volatility Fund.
Vontobel Asset Management, Inc. — Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036 and is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2013, Vontobel had in excess of $44 billion in assets under management.
For its services as a subadviser, VIA pays Vontobel a fee at the rate of 50% of the net advisory fee paid by each Fund for which Vontobel acts as a subadviser.
Subadvisory Fees
The following table shows the dollar amount of fees payable to each subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended September 30, 2011, 2012 and 2013.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)		Net Subadvisory Fee ($)
Fund	2011	2012	2013	2011	2012	2013	2011	2012	2013
Allocator Premium AlphaSector®	71,774	1,530,555	3,530,091	26,599	(37,145)	N/A	45,175	1,567,700	3,530,091

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)		Net Subadvisory Fee ($)
Fund	2011	2012	2013	2011	2012	2013	2011	2012	2013
AlphaSector® Rotation Fund	1,155,976	1,427,783	1,692,615	N/A	N/A	N/A	1,155,976	1,427,783	1,692,615
Alternatives Diversifier Fund	19,484			217,690	173,890	37,535	(198,206)	(173,890)	(37,535)
Bond Fund	364,955	344,037	229,539	152,568	131,560	111,211	212,387	212,657	118,328
CA Tax-Exempt Bond Fund	126,478	130,677	120,603	56,203	55,934	49,943	70,276	74,743	70,660
Disciplined Equity Style Fund	N/A	N/A	4,985	N/A	N/A	31,886	N/A	N/A	(26,901)
Disciplined Select Bond Fund	N/A	N/A	3,209	N/A	N/A	32,110	N/A	N/A	(28,901)
Disciplined Select Country Fund	N/A	N/A	4,746	N/A	N/A	31,919	N/A	N/A	(27,174)
Dynamic AlphaSector® Fund	549,507	930,533	10,804,501	110,308	133,263	582,246	439,199	797,270	10,222,255
EM Debt Fund	N/A	6,180	104,785	N/A	17,656	31,824	N/A	(11,477)	72,961
EM Equity Income Fund	N/A	1,808	37,071	N/A	14,687	47,689	N/A	(12,880)	(10,618)
Foreign Opportunities Fund	4,855,209	4,605,820	6,411,599	N/A	N/A	N/A	4,855,209	4,605,820	6,411,599
Global Commodities Fund	26,555	97,375	121,981	42,263	18,808	27,090	(15,708)	78,567	94,891
Global Dividend Fund	226,325	249,130	395,743	N/A	N/A	N/A	226,325	249,130	395,743
Global Opportunities Fund	262,207	344,179	451,692	38,039	2,441	(28,071)	224,168	341,738	479,763
Global Premium AlphaSector® Fund	26,072	502,197	775,216	29,968	N/A	(27,559)	(3,897)	502,197	802,775
Global Real Estate Fund	20,851	46,275	147,695	43,161	49,171	45,073	(22,311)	(2,896)	102,623
Greater Asia Fund	59,094	42,625	50,522	63,937	66,205	62,496	(4,844)	(23,580)	(11,974)
Greater European Fund	22,412	24,224	48,395	41,630	39,116	43,738	(19,218)	(14,892)	4,657
Herzfeld Fund	N/A	334	24,517	N/A	12,362	33,832	N/A	(12,028)	(9,314)
High Yield Fund	327,913	313,342	336,042	72,573	79,502	80,672	255,340	233,841	255,370
International Equity Fund	70,616	85,218	97,102	52,821	25,425	33,452	17,795	59,793	63,651
International Real Estate Fund	152,034	140,231	194,158	41,236	47,865	47,510	110,798	92,366	146,649
International Small-Cap Fund	N/A	1,000	48,090	N/A	15,034	42,316	N/A	(14,035)	5,774
Virtus Low Volatility Equity Fund	223,904	222,318	259,569	73,835	78,747	97,968	150,070	143,571	161,601
Multi-Sector Intermediate Bond Fund	624,932	849,519	1,176,868	N/A	N/A	N/A	624,932	849,519	1,176,868
Multi-Sector Short Term Bond Fund	9,511,507	12,588,316	18,161,606	N/A	N/A	N/A	9,511,507	12,588,316	18,161,606
Premium AlphaSector® Fund	6,272,219	22,799,913	33,768,227	(11,926)	N/A	N/A	6,284,145	22,799,913	33,768,227
Real Estate Fund	3,984,074	4,458,206	5,056,550	N/A	N/A	N/A	3,984,074	4,458,206	5,056,550
Senior Floating Rate Fund	1,009,588	1,234,950	1,929,394	(21,328)	N/A	N/A	1,030,916	1,234,950	1,929,394
Wealth Masters Fund	N/A	289	15,817	N/A	14,710	48,051	N/A	(14,421)	(32,234)
Administrator
Effective January 1, 2013, Virtus Fund Services, LLC is the administrator of the Trust. Prior to January 1, 2013, VP Distributors served as the administrator of the Trust. Virtus Fund Services and VP Distributors are indirect, wholly-owned subsidiaries of Virtus and affiliates of the Adviser. For its services as administrator the Administrator received an administration fee based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%
For the money market funds, the fee is 0.015% of the average net assets across all Virtus money market funds within Virtus Mutual Funds. For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.
The following table shows the dollar amount of fees paid to the Administrator for the fiscal years ended September 30, 2011, 2012 and 2013 for administrative services with respect to each Fund.

	Administration Fee ($)
Fund	2011	2012	2013
Allocator Premium AlphaSector®	13,038	195,493	445,318

	Administration Fee ($)
Fund	2011	2012	2013
AlphaSector® Rotation Fund	461,077	446,388	522,075
Alternatives Diversified Fund	219,489	170,710	182,751
Bond Fund	161,330	150,726	99,175
CA Tax-Exempt Bond Fund	55,572	57,079	52,112
Disciplined Equity Style Fund	N/A	N/A	967
Disciplined Select Bond Fund	N/A	N/A	778
Disciplined Select Country Fund	N/A	N/A	837
Dynamic AlphaSector® Fund	72,583	71,201	759,804
EM Debt Fund	N/A	1,622	27,153
EM Equity Income Fund	N/A	339	6,858
Foreign Opportunities Fund	1,139,810	1,067,456	1,465,422
Global Commodities Fund	5,305	19,205	23,709
Global Dividend Fund	68,979	75,510	118,278
Global Opportunities Fund	61,054	79,771	103,282
Global Premium AlphaSector® Fund	4,736	64,310	97,786
Global Real Estate Fund	4,363	10,721	33,740
Greater Asia Fund	11,264	8,330	9,820
Greater European Fund	4,729	5,477	11,062
Herzfeld Fund	N/A	66	4,752
High Yield Fund	100,185	94,932	100,522
International Equity Fund	16,319	19,702	22,220
International Real Estate Fund	29,820	27,593	37,729
International Small-Cap Fund	N/A	197	9,333
Low Volatility Equity Fund	N/A	N/A	461
Multi-Sector Intermediate Bond Fund	226,340	304,300	415,920
Multi-Sector Short Term Bond Fund	3,887,424	5,183,453	7,518,894
Premium AlphaSector® Fund	1,139,474	2,918,021	4,259,887
Real Estate Fund	1,065,033	1,184,464	1,334,504
Senior Floating Rate Fund	335,611	406,484	624,473
Wealth Masters Fund	N/A	67	3,608
Sub-administrative and Accounting Agent
The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all Non-Money Market Funds within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0325%
$15+ billion to $30 billion	0.0225%
$30+ billion to $50 billion	0.0075%
Greater than $50 billion	0.005%
For the money market Funds, the fee is 0.02% of the average net assets across all Virtus money market Funds within the Virtus Mutual Funds. For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of an affiliated fund complex for which Virtus Fund Services acts as administrator.
Distributor
VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr and Nancy J. Engberg, each serve as an officer of the Trust and as an officer for the Distributor.
The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP

Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.
For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.
During the fiscal years ended September 30, 2011, 2012 and 2013, purchasers of shares of the Funds paid aggregate sales charges of $19,521,199, $13,430,937 and $18,006,520 respectively, of which the Distributor received net commissions of $1,720,109, $2,178,972 and $2,596,868 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2013, the Distributor received net commissions of $1,846,202 for Class A Shares and deferred sales charges of $217,179 for Class A Shares, $4,319 for Class B Shares and $415,077 for Class C Shares and $114,091 for Class T Shares.
The Distribution Agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the Distribution Agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.
The following table shows the dollar amount of sales charges paid to VP Distributors for the fiscal years ended September 30, 2011, 2012 and 2013, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below.

	Aggregate Underwriting Commissions($)			Amount Retained by the Distributors($)		Amount Reallowed($)
	2011	2012	2013	2011	2012	2013	2011	2012	2013
Allocator Premium AlphaSector® Fund	232,724	1,151,003	1,344,970	29,625	146,841	207,789	203,099	1,004,162	1,137,181
AlphaSector® Rotation Fund	708,213	381,053	716,534	84,843	49,431	102,469	623,370	331,622	614,065
Alternatives Diversifier Fund	179,544	73,148	59,290	22,677	8,656	8,765	156,867	64,492	50,525
Bond Fund	40,783	43,005	56,262	5,055	5,908	10,332	35,728	37,097	45,930
CA Tax-Exempt Bond Fund	2,729	2,000	12,990	453	232	11,846	2,276	1,768	1,144
Disciplined Equity Style Fund	—	—	8	—	—	1	—	—	7
Disciplined Select Bond Fund	—	—	—	—	—	—	—	—	—
Disciplined Select Country Fund	—	—	—	—	—	—	—	—	—
Dynamic AlphaSector® Fund	1,388	578,546	2,548,069	184	54,667	298,816	1,204	523,879	2,249,253
Emerging Markets Debt Fund	—	—	20,522	—	—	2,410	—	—	18,112
Emerging Markets Equity Fund	—	—	12,200	—	—	1,121	—	—	11,079
Foreign Opportunities Fund	90,273	153,691	1,018,212	17,575	23,315	111,080	72,698	130,376	907,132
Global Commodities Fund	2,351	1,777	8,811	367	232	1,082	1,984	1,545	7,729
Global Dividend Fund	67,038	181,508	421,103	7,694	25,012	51,890	59,344	156,496	369,213
Global Opportunities Fund	6,893	183,701	52,930	1,231	5,069	7,144	5,662	178,632	45,786
Global Premium AlphaSector® Fund	43,609	122,092	202,827	5,458	16,166	28,950	38,151	105,926	173,877
Global Real Estate Fund	13,709	46,468	55,289	1,820	5,805	7,811	11,889	40,663	47,478
Greater Asia Fund	5,263	402	10,921	881	55	1,173	4,382	347	9,748
Greater European Fund	493	5,426	66,160	63	722	8,860	430	4,704	57,300
Herzfeld Fund	—	200	46,636	—	25	4,611	—	175	42,025
High Yield Fund	76,777	60,499	43,198	12,909	12,658	10,159	63,868	47,841	33,039
International Equity Fund	78	947	400	9	100	52	69	847	348
International Real Estate Fund	23,507	11,518	23,103	2,930	1,464	3,162	20,577	10,054	19,941
International Small-Cap Fund	—	—	1,440	—	—	190	—	—	1,250
Low Volatility Equity Fund	—	—	572	—	—	72	—	—	500

	Aggregate Underwriting Commissions($)			Amount Retained by the Distributors($)		Amount Reallowed($)
	2011	2012	2013	2011	2012	2013	2011	2012	2013
Multi-Sector Intermediate Bond Fund	273,398	381,608	287,052	36,072	54,261	61,494	237,326	327,347	225,558
Multi-Sector Short Term Bond Fund	1,582,602	1,801,816	2,545,616	116,962	144,005	392,169	1,465,640	1,657,811	2,153,447
Premium AlphaSector® Fund	7,244,684	5,527,545	7,244,089	841,938	672,174	1,049,773	6,402,746	4,855,371	6,194,316
Real Estate Fund	472,925	536,163	471,454	60,613	68,200	75,558	412,312	467,963	395,896
Senior Floating Rate Fund	692,729	140,373	674,172	86,448	13,912	130,064	606,281	126,461	544,108
Wealth Masters Fund	—	256	61,691	—	—	8,025	—	256	53,666
Dealer Concessions
Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%
$50,000 but under $100,000	1.25	1.27	1.00
$100,000 but under $500,000	1.00	1.01	1.00
$500,000 but under $1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None
CA Tax-Exempt Bond Fund and Senior Floating Rate Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None
Bond Fund, Disciplined Bond Fund, EM Debt Fund, High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None
Equity Funds, AlphaSector® Funds and Alternatives Diversifier Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class C Shares and Class T Shares of the Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class T Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds, AlphaSector® Rotation Fund and Disciplined Bond Fund the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds, AlphaSector® Rotation Fund and Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
Custodian
JPMorgan Chase Bank, N.A., One Chase Manhattan Plaza, 19th Floor, New York, NY 10005, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board of Trustees holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.
Transfer Agent and Sub-Transfer Agent
Virtus Fund Services acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds. Fees paid by the Funds, in addition to the fee paid to Virtus Fund Services, will be reviewed and approved by the Board of Trustees.
Legal Counsel to the Trust and the Independent Trustees
Sullivan & Worcester, LLP, 1666 K Street, NW Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.
DISTRIBUTION PLANS
The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.
Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.
In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. In order to receive payments under the Plans for Class A and Class B shares, participants must also have an aggregate value of $50,000 or more in a Fund CUSIP (e.g., a specific Fund's Class A shares) to qualify for payment in that share class.
On a quarterly basis, the Funds’ Board of Trustees reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.
Rule 12b-1 Fees Paid
The following table shows Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A Shares, Class B Shares, Class C Shares and Class T Shares of each Fund for which such fees were paid for the period ending September 30, 2013. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.

Fund	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
Allocator Premium AlphaSector® Fund	658,074	(31,903)
AlphaSector® Rotation Fund	992,153	(21,966)
Alternitives Diversifier Fund	279,026	N/A
Bond Fund	68,411	N/A
CA Tax-Exempt Bond Fund	65,195	N/A
Disciplined Equity Style Fund	711	N/A
Disciplined Select Bond Fund	473	N/A
Disciplined Select Country Fund	493	N/A
Dynamic AlphaSector® Fund	1,094,136	N/A
EM Debt Fund	5,807	N/A
EM Equity Income Fund	1,850	N/A
Foreign Opportunities Fund	1,621,220	N/A
Global Commodities Fund	2,727	N/A
Global Dividend Fund	153,924	N/A
Global Opportunities Fund	198,004	N/A
Global Premium AlphaSector® Fund	182,202	(9,157)
Global Real Estate Fund	37,863	N/A
Greater Asia Fund	23,950	N/A
Greater European Fund	25,477	N/A
Herzfeld Fund	8,470	N/A
High Yield Fund	256,329	N/A
International Equity Fund	834	N/A
International Real Estate Fund	22,564	N/A
International Small-Cap Fund	948	N/A
Low Volatility Equity Fund	183	N/A
Multi-Sector Intermediate Bond Fund	839,425	N/A
Multi-Sector Short Term Bond Fund	14,064,269	N/A
Premium AlphaSector® Fund	6,273,789	N/A
Real Estate Fund	2,215,730	N/A
Senior Floating Rate Fund	1,093,858	N/A
Wealth Masters Fund	5,241	N/A
For the fiscal year ended September 30, 2013, the Funds paid Rule 12b-1 fees in the amount of $54,222,817, of which the Distributor received $42,612,407 and unaffiliated broker-dealers received $11,610,410. The Rule 12b-1 payments were used for (1) compensation to dealers, $40,300,507; (2) compensation to sales personnel, $16,486,804; (3) advertising, $2,288,246; (4) printing and mailing of prospectuses to other than current shareholders, $250,169; and (5) other, $371,425.
No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board of Trustees to suspend distribution fees or amend the Plans. In order to address this issue, the Distributor has contractually agreed with respect to the Rule 12b-1 Plan applicable to Class C Shares of the AlphaSector® Funds, the Disciplined Funds and the Low Volatility Fund to waive its fees to the extent that such funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the funds to exceed the applicable limits.
PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest
As described in each Fund’s prospectuses, the portfolio manager(s) who are responsible for the Funds are:

Fund	Portfolio Manager(s)
Virtus Allocator Premium AlphaSector® Fund	Howard Present Amy Robinson
Virtus AlphaSector® Rotation Fund	Howard Present Amy Robinson
Virtus Alternatives Diversifier Fund	David Dickerson Carlton Neel
Virtus Bond Fund	David L. Albrycht Christopher J. Kelleher
Virtus CA Tax-Exempt Bond Fund	Timothy M. Heaney
Virtus Disciplined Equity Style Fund	Corey Hoffstein Amy Robinson
Virtus Disciplined Select Bond Fund	Corey Hoffstein Amy Robinson
Virtus Disciplined Select Country Fund	Corey Hoffstein Amy Robinson
Virtus Dynamic AlphaSector® Fund	Howard Present Amy Robinson
Virtus Emerging Markets Debt Fund	David L. Albrycht Stephen H. Hooker Daniel P. Senecal
Virtus Emerging Markets Equity Income Fund	James Collery David Hogarty Ian Madden Gareth Maher
Virtus Emerging Markets Small-Cap Fund	James Fletcher Craig Thrasher
Virtus Foreign Opportunities Fund	Rajiv Jain
Virtus Global Commodities Stock Fund	David G. M. Coxe Ernesto Ramos
Virtus Global Dividend Fund	Connie M. Luecke Randle L. Smith
Virtus Global Opportunities Fund	Matthew Benkendorf Rajiv Jain
Virtus Global Premium AlphaSector® Fund	Howard Present Amy Robinson
Virtus Global Real EstateSecurities Fund	Geoffrey P. Dybas Frank J. Haggerty
Virtus Greater Asia ex Japan Opportunities Fund	Brian Bandsma Rajiv Jain

Fund	Portfolio Manager(s)
Virtus Greater European Opportunities Fund	Matthew Benkendorf Rajiv Jain Daniel Kranson
Virtus Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld
Virtus High Yield Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino Jonathan R. Stanley
Virtus International Equity Fund	Frederick A. Brimberg
Virtus International Real Estate Securities Fund	Geoffrey P. Dybas Frank J. Haggerty
Virtus International Small-Cap Fund	Craig Stone Craig Thrasher
Virtus Low Volatility Equity Fund	Brendan R. Finneran Robert F. Hofeman, Jr.
Virtus Multi-Sector Intermediate Bond Fund	David L. Albrycht
Virtus Multi-Sector Short Term Bond Fund	David L. Albrycht
Virtus Premium AlphaSector® Fund	Howard Present Amy Robinson
Virtus Real Estate Securities Fund	Geoffrey P. Dybas Frank J. Haggerty
Virtus Senior Floating Rate Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino
Virtus Wealth Masters Fund	Murray Stahl Matthew Houk
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.
The following table provides information as of September 30, 2013, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht(1)	8	$1.1 billion	0	$0	0	$0
Brain Bandsma	1	$10.3 million	1	$692.9 million	0	$0
Matthew Benkendorf	3	$153.0 million	5	$2.9 billion	7	$2.0 billion
Frederick Brimberg	2	$114 million	0	$0	50	$13 million
James Collery	1	$9.9 million	0	$0 million	0	$0 billion
Don Coxe	0	$0	3	$154.6 million	6	$274 million
David Dickerson	6	$1.4 billion	0	$0	0	$0
Geoffrey Dybas(2)	2	$3.5 billion	1	$35.9 million	12	$532.0 million
Brendan R. Finneran	0	$0	0	$0	1	$15.5 million
James Fletcher*	1	$3.0 million	0	$0	0	$0
Frank J. Haggerty, Jr.(2)	2	$3.5 billion	1	$35.9 million	12	$532.0 million
Timothy M. Heaney	1	$238.7 million	0	$0	0	$0
Erik Herzfeld	2	$45.1 million	0	$0	230	$123.6 million
Thomas J. Herzfeld	2	$45.1 million	0	$0	230	$123.6 million
Robert F. Hofeman, Jr.	0	$0	0	$0	1	$15.5 million
Corey Hoffstein	3	$3.8	0	$0	0	$0
David Hogarty	1	$9.9 million	0	$0	0	$0
Stephen H. Hooker	0	$0	0	$0	0	$0
Matthew Houk	2	$134.4 million	0	$0	0	$0
Rajiv Jain(3)	12	$11.8 billion	21	$16.2 billion	40	$14.4 billion
Kyle A. Jennings(4)(5)	1	$305 million	0	$0	1	183.0 million
Christopher J. Kelleher(6)	0	$0	0	$0	9	$326.7 million
Daniel Kranson	2	$41.1 million	2	$1.2 billion	0	$0
Connie M. Luecke(7)	1	$112.3 million	0	$0	0	$0
Ian Madden	1	$9.9 million	0	$0	0	$0
Gareth Maher	1	$9.9 million	0	$0million	0	$0
Carlton Neel	6	$1.4billion	0	$0	0	$0
Francesco Ossino(5)	0	$0	0	$0	0	$183.0 million
Howard Present	8	$9.0 billion	1	$15.5 million	14	$5.1 billion
Ernesto Ramos	5	$539 .6 million	9	$3.6 billion	315	$3.9 billion
Amy Robinson	9	$9.3 billion	0	$0	0	$0
Daniel Senecal(4)	1	$305.0 million	0	$0	0	$0
Randle L. Smith(7)	1	$112.3 million	0	$0	0	$0
Murray Stahl(8)	13	$1.9 billion	23	$1.5 billion	891	$3.3 billion
Jonathan R. Stanley	0	$0	0	$0	0	$0
Craig Stone	4	$515.0 million	0	$0	597	$4.2 billion
Craig Thrasher	1	$19.0 million	0	$0	1	$5.0 million
(*)
  As of December 16, 2013
(1)
  David Albrycht is Portfolio Manager for two closed-end registered investment companies with $370 million of assets.
(2)
  Mr. Dybas and Mr. Haggerty are Portfolio Managers for a closed-end registered investment company with $3.3 billion in assets of which $97.7 million are preferred REIT securities.
(3)
  Mr. Jain is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2012 was $191 million.
(4)
  Mr. Jennings and Mr. Senecal are Portfolio Managers for a closed-end registered investment company with $305 million of assets.
(5)
  Mr. Jennings and Mr. Ossino are Portfolio Managers for one account which has a performance based fee. The value of the account as of September 30, 2013 was $183 million.
(6)
  Mr. Kelleher is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2013 was $98 million.

(7)
  Ms. Luecke and Mr. Smith are Portfolio Managers for a closed-end registered investment company with $160.7 million in assets of which $99.3 million are equity infrastructure securities.
(8)
  Mr. Stahl is Portfolio Manager for 20 pooled investment vehicles totaling $936 million and 6 other advisory accounts totaling $220 million that have a performance based fee.
Portfolio Manager Compensation
BMO Asset Management
The compensation program for investment professionals of BMO AM, including the portfolio managers of the Fund, is designed to provide a total compensation package that (a) serves to align employees’ interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.
All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm’s investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of benchmarks relevant to their managed investment strategies and performance of a peer group of funds and investment managers over a rolling one-and three-year performance period. The relevant benchmarks and peer groups for the Fund is set forth below:

Fund	Performance Benchmark
Global Commodities Fund	MSCI ACW Commodity Producers Sector Capped Index
Additional factors include each individual’s contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.
BMO AM has maintained a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of BMO AM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually, payment of which must be deferred to a future date. Awards through the end of fiscal year 2010 were invested in BMO AM’s managed funds and vest three years from the end of the specific year for which the awards were granted. Awards are payable to participants based on the provisions of the program and the elections of the participants. Beginning in 2011, deferred awards are delivered as Restricted Share Units (RSUs) that reflect the performance of Bank of Montreal common shares on the TSX and earn dividend equivalents in the form of additional units. Also, for key employees, including all senior investment professionals and management direct reports to the President &CEO of BMO AM, a portion of their deferred award is delivered as a Sustained Growth Award (SGA) that has business specific (i.e. BMO AM) post grant performance measures that are directly tied to the longer-term performance of the managed funds and the business as a whole. The incentive pool funding metrics for both the RSU and SGA are aligned to specific business financial objectives and awards vest at the end of three years following the end of the specific year for which the awards were granted. All non-vested awards are forfeited on resignation. The purpose of the deferred programs is to reinforce specific growth objectives, reward individual performance that is focused on the longer-term success of the business, and to provide assurance to investors in managed funds/portfolios that key employees have a personal stake in the investment performance of the funds.
Coxe
Coxe is a limited liability company registered in the State of Illinois. Donald Coxe is founder, Managing Partner and owner of the firm, holding 100% of outstanding shares. BMO AM pays Coxe Advisors a fee at the rate of 40% of its subadvisory fee.
Duff & Phelps, Euclid, Kayne, Newfleet, Newfound and Rampart
Virtus and certain of its affiliated investment management firms (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed. This disclosure does not apply to Mr. Hoffstein. Mr. Hoffstein receives no compensation from Newfound; he is compensated through his employment with Newfound Research, LLC, one of the partners of Newfound, which is not a Virtus affiliate.

Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays U.S. Aggregate Bond Index
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe
EM Debt Fund	Lipper Emerging Markets Debt
Global Dividend Fund	MSCI World Infrastructure Capped Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index
International Real Estate Fund	FTSE Global Rental x U.S. Index
International Small-Cap Fund	MSCI ACWI ex U.S. Small Cap Index
Low Volatility Equity Fund	Strategic Insights Alternative US Option Hedge Strategy Fund
Multi-Sector Intermediate Bond Fund	Lipper Multi-Sector Income Funds
Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds
Real Estate Fund	FTSE NAREIT Equity REITs Index
Senior Floating Rate Fund	Lipper Loan Participation Funds
While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.
Other benefits.Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.
F-Squared Institutional and F-Squared Alternative
Howard Present is both Portfolio Manager for the AlphaSector® Funds as well as CEO of F-Squared Institutional and F-Squared Alternative (“F-Squared”). His compensation includes a base salary and bonus, with the bonus comprised of both cash and equity. The determination of the bonus amount is made by the board of directors of F-Squared Investment Management LLC, parent of F-Squared, based on his responsibilities as CEO.
Herzfeld
Thomas J. Herzfeld has an employment contract with Thomas J. Herzfeld Advisors, Inc. at a fixed salary plus bonus based on the profitability of the firm. No specific formula is indicated in the contract. Thomas J. Herzfeld Advisors, Inc. is majority owned by Thomas J. Herzfeld therefore his compensation is directly related to the profitability of the firm.
The compensation of all other employees is at management’s discretion and based on annual year-end reviews or more frequent reviews if requested by the employee. All key personnel are paid by salary and year-end bonus based on the profitability of the firm and the discretion of management.

Employees are paid in cash; however the firm is considering future compensation plans based on cash and stock, perhaps to be rolled out as soon as 2013.
At present, portfolio managers provide input related to their own compensation. There are currently no specific incentives related to specific portfolio performance, but rather to performance of the firm as a whole.
Horizon
Compensation for professional and supervisory personnel for the Fund consists of a salary and discretionary bonus. Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the Firm, but are not tied directly to performance. Additionally, shareholders of the Firm, some of whom are team members that will be responsible for management of the Fund, derive benefits normally associated with the ownership of a profitable corporation such as distributions of profits.
KBI
Salary—KBI’s compensation structure is one of the most competitive in the industry. Regular surveys of the industry are carried out to ensure that the overall remuneration package remains at the leading edge. In terms of salary, KBI uses a global benefits consulting firm to ensure our salary levels are set competitively against the wider asset management industry.
Bonus—Bonuses are awarded annually. The total pool of money available for bonus payments is driven by the profitability of KBI. In terms of how this gets allocated, the majority of a portfolio manager’s bonus is quantitatively calculated based on relative investment performance. The balance is awarded based on the achievement of personal and team goals. Employees are obliged to take a proportion of their bonus in equity, which vests over a number of years.
Long Term Incentive Program—Certain employees have been awarded parent company shares. These shares vest over a number of years and if the employees leave the shares are forfeited. While KBI does not disclose which employees hold these it is reasonable to assume that the more experienced members of the asset management team and senior management team participate in this retention package.
Vontobel Asset Management
The portfolio manager for the Emerging Markets Opportunities Fund is compensated by Vontobel. The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager(s), amounts deferred equal approximately one year’s total compensation on a rolling basis. The portfolio manager does not receive any compensation directly from the Fund or the Adviser.
Portfolio Manager Fund Ownership
The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of September 30, 2013:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Donald G. M. Coxe	Global Commodities Fund	None
Ernesto Ramos	Global Commodities Fund	None
Geoffrey Dybas	Global Real Estate Fund	$10,001-$100,000
	International Real Estate Fund	$10,001-$100,000
	Real Estate Fund	$100,001-$500,000
Frank J. Haggerty, Jr.	Global Real Estate Fund	None
	International Real Estate Fund	$10,001-$100,000
	Real Estate Fund	$10,001-$100,000
Connie M. Luecke	Global Dividend Fund	$100,001 - $500,000
Randle L. Smith	Global Dividend Fund	$100,001 - $500,000
Frederick A. Brimberg	Virtus International Equity Fund	None
David Dickerson	Alternatives Diversifier Fund	$10,001 - $100,000

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Carlton Neel	Alternatives Diversifier Fund	$10,001 - $100,000
Amy Robinson	Allocator Premium AlphaSector® Fund	None
	AlphaSector® Rotation Fund	None
	Dynamic AlphaSector® Fund	None
	Global Premium AlphaSector® Fund	None
	Premium AlphaSector® Fund	$10,001 - $100,000
Howard Present	Dynamic AlphaSector® Fund	$10,001-$100,000
Erik M. Herzfeld	Herzfeld Fund	$100,001 - $500,000
Thomas J. Herzfeld	Herzfeld Fund	$100,001 - $500,000
Matthew Houk	Wealth Masters Fund	None
Murray Stahl	Wealth Masters Fund	None
Craig Stone	International Small-Cap Fund	$10,001 - $100,000
James Fletcher	Emerging Markets Small-Cap Fund	None
Craig Thrasher	International Small-Cap Fund	$1 - $10,000
	Emerging Markets Small-Cap	None
James Collery	Emerging Markets Equity Income Fund	None
David Hogarty	Emerging Markets Equity Income Fund	None
Ian Madden	Emerging Markets Equity Income Fund	None
Gareth Maker	Emerging Markets Equity Income Fund	None
David L. Albrycht	Bond Fund	None
	EM Debt Fund	None
	High Yield Fund	None
	Multi-Sector Intermediate Bond Fund	$500,001 - $1,000,000
	Multi-Sector Short Term Bond Fund	$500,001 - $1,000,000
	Senior Floating Rate Fund	$500,001 - $1,000,000
Timothy M. Heaney	CA Tax-Exempt Bond Fund	None
Stephen H. Hooker	EM Debt Fund	None
Kyle A. Jennings	High Yield Fund	None
	Senior Floating Rate Fund	None
Christopher J. Kelleher	Bond Fund	None
Francesco Ossino	High Yield Fund	None
	Senior Floating Rate Fund	$100,001 - $500,000
Daniel P. Senecal	EM Debt Fund	None
Jonathan R. Stanley	High Yield Fund	None
Corey Hoffstein	Disciplined Equity Style Fund	None
	Disciplined Select Bond Fund	None
	Disciplined Select Bond Fund	None
Amy Robinson	Disciplined Equity Style Fund	None
	Disciplined Equity Style Fund	None
	Disciplined Equity Style Fund	None
Brendan R. Finneran	Low Volatility Fund	$10,001-$100,000
Robert F. Hofeman, Jr.	Low Volatility Fund	$10,001-$100,000
Brian Bandsma	Foreign Opportunities Fund	$10,001-$100,000
	Global Opportunities Fund	$100,001 - $500,000
Matthew Benkendorf	Foreign Opportunities Fund	$100,001 - $500,000
	Global Opportunities Fund	Over $1,000,000
Rajiv Jain	Foreign Opportunities Fund	Over $1,000,000
	Global Opportunities Fund	$10,001-$100,000

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
	Emerging Markets Opportunities Fund	Over $1,000,000
	Greater Asia ex Japan	$100,001-$500,000
Daniel Kranson, CFA	Foreign Opportunities Fund	$10,001-$100,000
	Global Opportunities Fund	$100,001 - $500,000
BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.
The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, each underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.
In effecting transactions for the Funds, the applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.
The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.
If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.
The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer prior to the execution of the order. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board of Trustees will review these procedures from time to time as they deem appropriate.
The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years.

	Aggregate Amount of Brokerage Commissions ($)
Fund	2011	2012	2013
Allocator Premium AlphaSector® Fund	28,302	143,116	208,135
AlphaSector® Rotation Fund	449,652	225,915	161,114
Alternatives Diversifier Fund	13,688	8,876	7,257
Bond Fund	N/A	221	N/A
CA Tax-Exempt Bond Fund	N/A	N/A	N/A
Disciplined Equity Style Fund	N/A	N/A	858
Disciplined Select Bond Fund	N/A	N/A	428
Disciplined Select Country Fund	N/A	N/A	959
Dynamic AlphaSector® Fund	230,373	120,823	525,185
EM Debt Fund	N/A	N/A	N/A
EM Equity Income Fund	N/A	4,042	9,150
Foreign Opportunities Fund	1,240,608	1,211,738	1,065,828
Global Commodities Fund	11,663	26,218	55,480
Global Dividend Fund	17,274	31,249	38,887
Global Opportunities Fund	68,528	88,641	72,906
Global Premium AlphaSector® Fund	14,396	59,590	59,109
Global Real Estate Fund	3,862	9,983	17,488
Greater Asia Fund	24,698	14,180	13,959
Greater European Fund	7,874	6,697	12,493
Herzfeld Fund	N/A	674	6,161
High Yield Fund	N/A	N/A	N/A
International Equity Fund	94,163	34,403	206,822
International Real Estate Fund	19,910	14,755	15,378
International Small-Cap Fund	N/A	3,635	17,947
Low Volatility Equity Fund	N/A	N/A	212
Multi-Sector Intermediate Bond Fund	230	895	47
Multi-Sector Short Term Bond Fund	1,378	6,202	6,800
Premium AlphaSector® Fund	2,315,160	2,593,847	1,523,912
Real Estate Fund	410,849	406,005	469,702
Senior Floating Rate Fund	230	N/A	152
Wealth Masters Fund	N/A	810	17,491
In fiscal years 2011, 2012 and 2013, no brokerage commissions were paid by the funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor. Brokerage

commissions of $4,513,860 paid during the fiscal year ended September 30, 2013, were paid on portfolio transactions aggregating $23,535,071,021 executed by brokers who provided research and other statistical information.
Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by the Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the fundsor accounts in manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board of Trustee of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Funds outweighs the disadvantages that may be said to exist from simultaneous transactions.
Securities of Regular Broker-Dealers.
The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2013, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2013 (amounts in thousands, except shares) were as follows:

Fund	Broker/Dealer	Value ($)
Virtus Bond Fund	Bank of America LLC	$1,497
	Citicorp Securities Services LLC	1,826
	JPMorgan Chase & Co.	4,109
	Morgan Stanley	3,829
	Credit Suisse First Boston Corp.	497
	UBS AG	553
	Goldman Sachs & Co.	2,018
	Barclays Bank PLC	278
	Royal Bank of Scotland Group PLC	161
	Jefferies & Company, Inc.	67
Virtus AlphaSector Rotation Fund	Bank of America LLC	5,562
	Charles Schwab & Co., Inc.	917
	Citicorp Securities Services LLC	5,535
	Goldman Sachs & Co.	2,476
	JPMorgan Chase & Co.	7,303
	Morgan Stanley	1,405
Virtus High Yield Fund	Citicorp Securities Services LLC	446
	Goldman Sachs & Co.	232
Virtus Multi-Sector Intermediate Bond Fund	Credit Suisse First Boston Corp.	2,853
	Bank of Ameica LLC	4,606
	JPMorgan Chase & Co.	10,859
	Morgan Stanley	2,532
	Barclays Bank PLC	1,695
	Goldman Sachs & Co.	3,123
	Jefferies & Company, Inc.	782
	Royal Bank of Scotland Group PLC	1,820
Virtus Multi-Sector Short-Term Bond Fund	Goldman Sachs & Co.	77,832
	JPMorgan Chase & Co.	393,301
	Barclays Bank PLC	98,849
	Morgan Stanley	123,824
	Bank of America LLC	167,162
	Citicorp Securities Services LLC	87,647

Fund	Broker/Dealer	Value ($)
	Jefferies & Company, Inc.	7,020
	Credit Suisse First Boston Corp.	40,759
	Royal Bank of Scotland Group PLC	24,608
Virtus Foreign Opportunities Fund	UBS AG	80,426
Virtus Global Opportunities Fund	UBS AG	4,491
Virtus Greater European Opportunities Fund	UBS AG	754
Virtus International Equity Fund	Barclays Bank PLC	75
	Credit Suisse First Boston Corp.	83
Virus Premium AlphaSector Fund	Bank of America LLC	50,186
	Charles Schwab & Co., Inc.	8,275
	Citicorp Securities Services LLC	49,931
	Goldman Sachs & Co.	22,369
	JPMorgan Chase & Co.	65,864
	Morgan Stanley	12,686
Virtus Emerging Markets Equity Income	Barclays Bank PLC	25
Virtus Wealth Masters Fund	Charles Schwab & Co., Inc.	336
	Raymond James & Associates, Inc.	324
During the fiscal year ended September 30, 2013, the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.
PURCHASE, REDEMPTION AND PRICING OF SHARES
How to Buy Shares
For Class A Shares, Class C Shares and Class T Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.
Alternative Purchase Arrangements
Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.
The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.
The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class T Shares.
Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)
Class A Shares
Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. For all fixed income Virtus Mutual Funds, Virtus AlphaSector® Rotation Fund and Virtus Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.
Class B Shares
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).
Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Dynamic AlphaSector® Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.)
Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of each Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Dynamic AlphaSector® Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.
Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Dynamic AlphaSector® Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.
For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.
Class C Shares
Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.
Class T Shares (Short Term Bond Fund Only)
Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.
Class I Shares
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open-and closed-end funds, and directors, officers and employees of Virtus and its affiliates.
Class A Shares—Reduced Initial Sales Charges
Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds and Virtus AlphaSector® Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:
(1) trustee, director or officer of any Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;
(3) any private client of an Adviser or subadviser to any Virtus Mutual Fund;
(4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) any qualified retirement plan exclusively for persons described above;
(6) any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;
(7) any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
(10) any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:
(15) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;
(16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases;
(18) 401(k) participants in the Merrill Lynch Daily K Plan if such Plan has at least $3 million in assets or 500 or more eligible employees; or
(19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
Combination Purchase Privilege
Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund) that has not previously paid a sales charge, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either

(a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);
(c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or
(d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Right of Accumulation
The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund) that has previously paid a sales charge, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.
Associations
Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Letter of Intent
If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund) that has not previously paid a sales charge, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.
Class A and Class C Shares—Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or any of the Virtus Mutual Funds; (f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

How to Redeem Shares
Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.
The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.
Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.
A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.
Redemptions by Mail
Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)
Redemptions by Telephone
Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.
Redemption of Small Accounts
Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)
Redemptions by Check (Fixed Income Funds only)
Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.
Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.
The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.
Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.
Redemptions in Kind
To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.
Account Reinstatement Privilege
Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)
Returned/Uncashed Checks Policy
For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:
•
  The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.
•
  Any systematic withdrawal plan will be stopped immediately.
•
  If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.
•
  If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.
•
  No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.
This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.
Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.
Pricing of Shares
The NAV per share of each class of each fund generally is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the NYSE is open for trading. The Funds will not calculate its NAV per share class on days when the NYSE is closed for trading. For Money Market Funds, the NAV of each class of each Fund generally is determined as of the times indicated in the table below on each business day, except on those days the SIFMA recommends that the U.S bond market remains closed.
The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.
A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board of Trustees.
Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer and assistant treasurer of the Trust, along with two appointees of the Adviser who are identified to the Board of Trustees. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board of Trustees at least quarterly.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
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  Level 1 – quoted prices in active markets for identical securities
•
  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•
  Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.
Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.
Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.
INVESTOR ACCOUNT SERVICES AND POLICIES
The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.
Exchanges
Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Money Market Funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges into Class A Shares of a Money Market Fund from Class A Shares of a Non-Money Market Fund made within 18 months of a finder’s fee being paid on such Non-Money Market Fund shares, a CDSC may be assessed on exchange proceeds. For all fixed income Virtus Mutual Funds, Virtus AlphaSector® Rotation Fund and Virtus Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC may be waived upon return of the finder’s fee by the dealer. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
In certain circumstances, a Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund, the Distributor or the Transfer Agent, and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.
Systematic Exchanges
If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.
Dividend Reinvestment Across Accounts
If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.
Invest-by-Phone
This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.
To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.367.5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.
Systematic Withdrawal Program
The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Systematic Withdrawal Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.
Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Systematic Withdrawal Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.
Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Qualification as a Regulated Investment Company
Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.
Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.
Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.
Taxation of Debt Securities
Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.
A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.
Taxation of Derivatives and Foreign Currency Transactions
Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.
Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.
Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.
Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.
The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.
Taxation of Foreign Investments
If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.
The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.
United States Federal and California Taxation of Distributions—Virtus CA Tax-Exempt Bond Fund
If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities, and the Fund will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.
In addition, distributions or parts thereof derived from interest received on state and local issues and United States government obligations held by the CA Tax-Exempt Bond Fund will be exempt from California personal income taxes in ratable proportion of income of the California investments and United States government obligations of the CA Tax-Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.
Taxation of Distributions to Shareholders
Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).
Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.
Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.
Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.
A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.
Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.
Shareholders should consult their own tax advisors about their tax situations.
Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.
Sale or Exchange of Fund Shares
Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.
Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.
For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.
Tax Information Notices
Written notices will be sent by United States mail to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding
Pursuant to the Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.
Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.
Foreign Shareholders
Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.
Other Tax Consequences
In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of January 2014, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.
From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.
The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of January 2014 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.
Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans
Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.
PERFORMANCE INFORMATION
Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.
The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.
Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.
Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.
Total Return
Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.
For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.
The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the of the Class A Share’s maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.
The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.
Yield
The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:
a =
  dividends and interest earned during the period.
b =
  net expenses accrued for the period.
c =
  the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d =
  the maximum offering price per share of the class on the last day of the period.
FINANCIAL STATEMENTS
The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.
The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2013, appearing in the Funds’ 2013 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS
Moody’s Investors Service, Inc.
Aaa— Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa— Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A— Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa— Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.
aaa— An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa— An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a— An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
baa— An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.
Standard & Poor’s Corporation
AAA— Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.
AA— Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
A— Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB— Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.
The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality.— 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.— 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.— 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.— 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

APPENDIX B — PRINCIPAL SHAREHOLDERS
The following table sets forth information as of January 3, 2014 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust’s outstanding equity securities. These entities are omnibus accounts for many individual shareholder accounts unless noted otherwise*. The Funds are not aware of the size or identity of the underlying individual accounts thereof.

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
American Enterprise Investment Svc 707 2nd Ave. S Minneapolis, MN 55402-2405	Allocator Premium AlphaSector® Fund-A	16.10%	1,723,572.650
	Allocator Premium AlphaSector® Fund-C	24.25%	5,662,518.388
	AlphaSector® Rotation Fund-A	10.61%	2,220,179.523
	AlphaSector® Rotation Fund-C	11.22%	2,016,445.548
	Alternatives Diversifier Fund-A	6.74%	293,807.929
	Alternatives Diversifier Fund-C	5.44%	205,247.975
	Disciplined Equity Style Fund-C	11.89%	2,433.357
	Disciplined Select Country Fund-A	12.05%	2,094.762
	Dynamic AlphaSector® Fund-A	25.70%	17,502,632.427
	Dynamic AlphaSector® Fund-C	11.97%	4,077,717.594
	Emerging Markets Debt Fund-A	7.84%	19,491.916
	Emerging Markets Debt Fund-C	7.91%	3,136.233
	Emerging Markets Equity Income Fund-A	38.29%	39,031.445
	Emerging Markets Equity Income Fund-C	16.26%	9,067.658
	Foreign Opportunities Fund-A	14.76%	3,630,301.663
	Global Premium AlphaSector® Fund-A	18.93%	1,105,484.487
	Global Premium AlphaSector® Fund-C	23.24%	1,036,172.298
	Global Dividend Fund-A	22.49%	865,225.433
	Global Dividend Fund-C	12.90%	170,703.537
	Global Opportunities Fund-C	7.62%	25,925.644
	Global Real Estate Securities Fund-A	13.20%	86,759.260
	Greater European Opportunities Fund-A	12.97%	123,172.857
	Greater European Opportunities Fund-C	47.98%	32,987.967
	Greater Asia Ex Japan Opportunities Fund-C	23.99%	7,845.889
	Herzfeld Fund-A	5.61%	19,685.447
	International Real Estate Securities Fund-A	6.01%	85,164.513
	International Small-Cap Fund-A	31.35%	19,314.306
	International Small-Cap Fund-C	8.40%	5,655.874
	Multi-Sector Intermediate Bond Fund-A	10.35%	1,676,932.587
	Multi-Sector Short Term Bond Fund-A	13.74%	100,888,958.864
	Multi-Sector Short Term Bond Fund-C	8.08%	25,368,914.522
	Premium AlphaSector® Fund-A	29.52%	40,833,518.459
	Premium AlphaSector® Fund-C	8.73%	8,492,727.110
	Real Estate Securities Fund-A	8.54%	1,815,277.852
	Real Estate Securities Fund-B	5.79%	6,512.321
	Senior Floating Rate Fund-A	9.95%	4,209,455.760
	Wealth Masters Fund-A	31.64%	466,271.672
	Wealth Masters Fund-C	15.62%	77,917.095
Barclays Capital Inc.* 70 Hudson St., 7th Floor Jersey City, NJ 07302	Herzfeld Fund-A	27.02%	94,890.788
	Herzfeld Fund-C	5.81%	38,614.605
	Herzfeld Fund-C	5.79%	38,457.822
BNYM I S Trust Co* Custodian For Non-DFI Simple IRA Norma J Thurlow Southfield MI 48075-7610	Bond Fund-B	12.80%	4,216.310

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
BNYM I S Trust Co* Custodian for the Non-DFI Simple IRA of S. Block Steiker Bala Cynwyd, PA 19004-2245	Bond Fund-B	9.57%	3,152.726
BNYM I S Trust Co* C/F Rocky Hill Public Schools 403b FBO Louis J Pear Portland CT 06480-1661	Bond Fund-B	7.05%	2,321.964
BNYM I S Trust Co* Custodian for the IRA of Veenu R Rashid Macungie PA 18062-8043	Dynamic AlphaSector® Fund-B	11.80%	1,810.263
BNYM I S Trust Co* Custodian for the Sep IRA of Scott M Palmer Newport ME 04953-3232	Emerging Markets Equity Income Fund-A	16.77%	17,097.284
BNYM I S Trust Co* C/F Manchester Memorial Hosp TSA FBO Norma F Baldwin Vernon CT 06066-6208	Global Commodities Stock Fund-A	6.72%	5,044.957
BNYM I S Trust Co* Custodian for the IRA of Peggi L Palmer Newport ME 04953-3232	Global Commodities Stock Fund-A	5.32%	3,991.795
BNYM I S Trust Co* Custodian for the Sep IRA of Denis L Labarre West Suffield CT 06093-3502	Global Commodities Stock Fund-A	5.36%	4,022.229
BNYM I S Trust Co Custodian for the IRA of Scott M Palmer Newport ME 04953-3232	Global Commodities Stock Fund-A	5.06%	3,798.723
BNYM I S Trust Co* Custodian for the IRA of Thomas J Herzfeld Miami Beach FL 33139-7249	Herzfeld Fund-I	9.44%	19,620.240
BNYM I S Trust Co* Custodian for the Sep IRA of Suzanne Fisler Blatstein Meadowbrook PA 19046-1126	High Yield Fund-B	19.57%	5,211.598
BNYM I S Trust Co* C/F Gratz College 403b FBO Ruth Sandberg Ambler PA 19002-3608	High Yield Fund-B	5.05%	1,343.756
BNYM I S Trust Co* Custodian for the IRA of Lawrence W Gough Hodgdon ME 04730-4047	International Equity Fund-A	14.68%	39,767.494
BNYM I S Trust Co* Custodian for the IRA of William F Wadsworth Lighthouse Point FL 33064-0000	International Equity Fund-A	14.70%	39,806.115

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Brown Brothers Harriman and Company Jersey City, NJ 07310-1606	Greater Asia Ex Japan Opportunities Fund-A	44.33%	273,512.022
	Greater Asia Ex Japan Opportunities Fund-C	39.65%	12,965.424
	Greater Asia Ex Japan Opportunities Fund-I	17.97%	13,332.498
	Greater European Opportunities Fund-A	30.86%	293,128.109
	Greater European Opportunities Fund-C	18.69%	12,853.394
	Greater European Opportunities Fund-I*	39.45%	54,488.883
Bruce B Broadhead* V Brent Cook Trustees Sports Mall Inc., 401k FBO Richard F. Billings Salt Lake City, UT 84103-3619	High Yield Fund-B	19.90%	5,301.213
Brunswick Public Foundation Inc* Attn Lisa De Bartolo 1 N Field CT Lake Forest IL 60045-4810	High Yield Fund-I	9.36%	129,046.775
Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	AlphaSector® Rotation Fund-A	7.54%	1,577,771.555
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	AlphaSector® Rotation Fund-I	8.86%	1,276,781.893
Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco CA 94104-4151	Bond Fund-I	12.86%	192,334.244
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Disciplined Equity Style Fund-A	22.15%	6,753.095
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Disciplined Select Bond Fund-A	33.74%	5,304.455
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Emerging Markets Equity Income Fund-A	8.87%	9,042.078

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Charles Schwab & Co Inc Exclusive Benefit of Our customers Reinvest Account Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	Foreign Opportunities Fund-A	6.86%	1,688,510.783
Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Foreign Opportunities Fund-I	7.68%	3,095,899.993
Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Customers 101 Montgomery St San Francisco CA 94104-4151	Global Premium AlphaSector® Fund-A	19.79%	1,155,810.397
Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Customers 101 Montgomery St San Francisco CA 94104-4151	Global Commodities Stock Fund-A	5.63%	4,228.484
Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Customers 101 Montgomery St San Francisco CA 94104-4151	Global Real Estate Securities Fund-A	5.43%	35,691.665
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	High Yield Fund-B	25.02%	6,664.949
Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery St San Francisco CA 94104-4151	Inter Real Estate Securities Fund-I	11.54%	540,177.522
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	International Equity Fund-I	11.49%	31,287.212
Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Customers 101 Montgomery St San Francisco CA 94104-4151	Premium AlphaSector® Fund-I	10.97%	20,383,497.480

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery St San Francisco CA 94104-4151	Real Estate Securities Fund-I	14.37%	2,523,824.893
Charles Schwab & Co Inc Special Custody Acct for the Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Disciplined Select Country Fund-A	29.43%	5,116.769
Charles Schwab & Co Inc Special Custody Acct for the Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Real Estate Securities Fund-A	12.84%	2,730,831.518
Edward D. Jones and Co for the Benefit of Customers 12555 Manchester Road St Louis MO 63131-3710	Foreign Opportunities Fund-I	19.83%	7,994,964.323
	Real Estate Securities Fund-I	38.94%	6,837,746.048
Ejjj Phanord Family LLC* Wallingford CT 06492	International Equity Fund-A	5.58%	15,110.998

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
First Clearing, LLC 2801 Market Street St. Louis, MO 63103	Allocator Premium AlphaSector® Fund-A	21.34%	2,284,602.576
	Allocator Premium AlphaSector® Fund-C	32.17%	7,510,316.306
	Allocator Premium AlphaSector® Fund-I	47.97%	11,329,261.569
	AlphaSector® Rotation Fund-A	6.96%	1,456,776.115
	AlphaSector® Rotation Fund-C	11.34%	2,036,790.331
	AlphaSector® Rotation Fund-I	23.14%	3,336,417.463
	Alternatives Diversifier Fund-A	5.43%	236,731.113
	Alternatives Diversifier Fund-C	7.81%	294,892.246
	Bond Fund-C	12.00%	67,427.532
	Bond Fund-I	10.39%	155,324.583
	Dynamic AlphaSector® Fund-C	15.17%	5,168,367.878
	Dynamic AlphaSector® Fund-I	25.24%	19,743,554.864
	Foreign Opportunities Fund-C	8.42%	332,288.422
	Foreign Opportunities Fund-I	5.63%	2,271,548.780
	Global Dividend Fund-A	14.24%	547,907.893
	Global Dividend Fund-C	12.25%	162,192.627
	Global Dividend Fund-I	5.94%	277,709.885
	Global Opportunities Fund-C	14.83%	50,469.138
	Global Real Estate Securities Fund-C	11.03%	16,763.560
	Global Real Estate Securities Fund-I	30.26%	333,212.079
	High Yield Fund-C	17.10%	134,109.808
	Inter Real Estate Securities Fund-C	7.89%	23,827.995
	Inter Real Estate Securities Fund-I	6.07%	284,030.460
	Multi-Sector Intermediate Bond Fund-A	6.05%	980,360.989
	Multi-Sector Intermediate Bond Fund-C	11.72%	1,084,974.456
	Multi-Sector Intermediate Bond Fund-I	9.72%	802,067.108
	Multi-Sector Short Term Bond Fund-B	33.92%	166,309.687
	Multi-Sector Short Term Bond Fund-C	18.99%	59,638,877.499
	Multi-Sector Short Term Bond Fund-I	19.09%	97,662,327.878
	Multi-Sector Short Term Bond Fund-T	15.37%	23,461,868.798
	Premium AlphaSector® Fund-A	7.59%	10,497,766.479
	Premium AlphaSector® Fund-C	19.71%	19,167,966.077
	Premium AlphaSector® Fund-I	21.26%	39,508,899.833
	Real Estate Securities Fund-B	5.67%	6,381.038
	Real Estate Securities Fund-C	6.30%	114,569.023
	Senior Floating Rate Fund-C	14.19%	2,769,297.572
	Senior Floating Rate Fund-I	16.61%	7,287,807.433
Harris Investment Management Inc 115 S La Salle St FL 11 Chicago IL 60603-3865	Global Commodities Stock Fund-C	23.51%	10,132.762
Devon Precision Industries Inc. PSP Lorraine Desaulniers Trustee Wolcott CT 06716-0555	International Equity Fund-A	7.93%	21,482.692

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	Allocator Premium AlphaSector® Fund-I	7.98%	1,883,828.729
	Alternatives Diversifier Fund-A	14.34%	624,451.464
	Dynamic AlphaSector® Fund-I	9.86%	7,711,166.370
	Foreign Opportunities Fund-I	6.29%	2,535,430.482
	Global Premium AlphaSector® Fund-I	21.31%	872,342.869
	Greater European Opportunities Fund-A	14.25%	135,414.929
	Greater European Opportunities Fund-I	13.71%	18,943.416
	Greater Asia Ex Japan Opportunities Fund-I	6.59%	4,889.596
	Inter Real Estate Securities Fund-I	10.14%	474,553.005
	Premium AlphaSector® Fund-I	5.57%	10,345,714.349
	Wealth Masters Fund-A	17.62%	259,654.526
	Global Real Estate Securities Fund-A	15.05%	98,880.293
Maril & Co FBO Jd C/O BMO Harris Bank NA ATTN MF 11270 W Park Place Ste 400 Milwaukee, WI 53224-3638	Alternatives Diversifier Fund-I	54.15%	4,617,447.600
Michelle Buonanno Rocky Hill, CT 06067-1026	Emerging Markets Debt Fund-C	6.70%	2,657.224
Mitra & Co FBO 98 C/O M&I Trust Co NA Attn: Mf 11270 West Park Pl, Ste 400 Milwaukee WI 53224-3638	International Equity Fund-I	12.13%	33,018.485

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 977t2 4800 Deer Lake Dr E 3rd FL Jacksonville FL 32246-6484	Allocator Premium AlphaSector® Fund-I	5.61%	1,324,239.743
	AlphaSector® Rotation Fund-A	7.90%	1,653,210.098
	AlphaSector® Rotation Fund-C	23.61%	4,240,694.244
	AlphaSector® Rotation Fund-I	24.79%	3,573,862.536
	Alternatives Diversifier Fund-A	5.38%	234,385.832
	Alternatives Diversifier Fund-C	23.76%	896,904.986
	Alternatives Diversifier Fund-I	11.53%	982,885.333
	Bond Fund-A	6.02%	299,709.835
	Bond Fund-C	11.68%	65,605.494
	Dynamic AlphaSector® Fund-A	18.94%	12,899,079.844
	Dynamic AlphaSector® Fund-B	45.08%	6,916.657
	Dynamic AlphaSector® Fund-C	15.71%	5,353,641.120
	Dynamic AlphaSector® Fund-I	17.54%	13,724,535.208
	Foreign Opportunities Fund-A	5.22%	1,284,765.622
	Foreign Opportunities Fund-C	16.72%	659,658.421
	Global Dividend Fund-A	6.93%	266,736.021
	Global Dividend Fund-C	22.77%	301,385.993
	Global Dividend Fund-I	7.37%	344,627.234
	Global Opportunities Fund-C	37.48%	127,563.652
	High Yield Fund-B	5.57%	1,483.257
	High Yield Fund-C	8.42%	66,026.981
	Inter Real Estate Securities Fund-C	5.82%	17,565.615
	Multi-Sector Intermediate Bond Fund-A	6.20%	1,005,012.238
	Multi-Sector Intermediate Bond Fund-C	24.45%	2,263,724.358
	Multi-Sector Intermediate Bond Fund-I	29.98%	2,474,745.722
	Multi-Sector Short Term Bond Fund-I	24.54%	125,527,941.580
	Multi-Sector Short Term Bond Fund-T	34.35%	52,434,141.701
	Premium AlphaSector® Fund-C	17.08%	16,618,890.720
	Premium AlphaSector® Fund-I	20.13%	37,409,788.475
	Real Estate Securities Fund-B	8.55%	9,620.801
	Real Estate Securities Fund-C	11.93%	217,032.648
	Senior Floating Rate Fund-C	16.16%	3,153,282.117
	Senior Floating Rate Fund-I	28.87%	12,662,108.297

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Morgan Stanley Smith Barney Harborside Financial Ctr Plz 2 FL 3 Jersey City NJ 07311	Allocator Premium AlphaSector® Fund-I	6.36%	1,501,706.505
	AlphaSector® Rotation Fund-C	17.10%	3,071,384.633
	AlphaSector® Rotation Fund-I	28.11%	4,052,144.148
	Alternatives Diversifier Fund-A	5.50%	239,544.189
	Alternatives Diversifier Fund-C	31.71%	1,196,966.827
	Alternatives Diversifier Fund-I	16.58%	1,414,121.780
	Bond Fund-C	15.83%	88,929.054
	CA Tax-Exempt Bond Fund-A	6.44%	119,038.398
	Dynamic AlphaSector® Fund-B	29.78%	4,569.875
	Dynamic AlphaSector® Fund-C	23.65%	8,059,722.687
	Dynamic AlphaSector® Fund-I	28.08%	21,963,907.913
	Foreign Opportunities Fund-A	19.60%	4,822,697.062
	Foreign Opportunities Fund-C	21.86%	862,637.398
	Foreign Opportunities Fund-I	24.34%	9,813,605.395
	Global Dividend Fund-C	14.71%	194,753.284
	Global Opportunities Fund-A	6.34%	448,137.093
	Global Opportunities Fund-C	8.72%	29,685.809
	Global Opportunities Fund-I	88.28%	2,372,172.513
	High Yield Fund-C	16.90%	132,567.472
	International Real Estate Securities Fund-C	47.08%	142,159.319
	International Real Estate Securities Fund-I	6.43%	300,714.803
	Multi-Sector Intermediate Bond Fund-A	5.16%	836,136.404
	Multi-Sector Intermediate Bond Fund-C	17.78%	1,646,353.990
	Multi-Sector Intermediate Bond Fund-I	42.30%	3,492,327.762
	Multi-Sector Short Term Bond Fund-A	16.41%	120,491,752.135
	Multi-Sector Short Term Bond Fund-B	13.04%	63,915.011
	Multi-Sector Short Term Bond Fund-C	20.93%	65,735,455.782
	Multi-Sector Short Term Bond Fund-I	29.66%	151,708,034.407
	Multi-Sector Short Term Bond Fund-T	22.64%	34,566,962.299
	Premium AlphaSector® Fund-A	5.56%	7,685,114.801
	Premium AlphaSector® Fund-C	21.60%	21,008,160.735
	Premium AlphaSector® Fund-I	19.80%	36,800,216.357
	Real Estate Securities Fund-B	8.43%	9,494.836
	Real Estate Securities Fund-C	13.63%	247,895.200
	Senior Floating Rate Fund-A	6.95%	2,938,476.392
	Senior Floating Rate Fund-C	23.02%	4,491,113.688
	Senior Floating Rate Fund-I	32.80%	14,388,155.186
NFS LLC FEBO* NFS/FMCT Rollover IRA FBO Joseph E Adams Akron OH 44301-2516	Bond Fund-B	8.33%	2,743.669
NFS LLC FEBO* Donna K Sefton Ttee Donna K Sefton Trust San Diego CA 92103-6624	CA Tax-Exempt Bond Fund-I	39.49%	826,141.234
NFS LLC FEBO* Donna K Sefton Irrev Trust San Diego CA 92103-6624	CA Tax-Exempt Bond Fund-I	31.83%	665,712.601
NFS LLC FEBO* J. Cerutti Pound Ridge, NY 10576-1736	Herzfeld Fund-I	9.90%	20,569.420

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
NFS LLC FEBO* The Solari Group San Francisco, CA 94123	High Yield Fund-I	29.03%	400,046.962
NFS LLC FEBO* Mary Heckmann Separate Prop Tr Palm Desert, CA 92260	High Yield Fund-I	18.96%	261,338.643
NFS LLC FEBO* FMT Co Custodian IRA FBO Charlotte Fogel Tamarac, FL 33321-8740	High Yield Fund-I	5.74%	79,117.936
NFS LLC FEBO* Mark Ropers Claudia M Ropers Ttee Inverness, CA 94937-0883	High Yield Fund-I	5.51%	76,000.000
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015	High Yield Fund-I	5.34%	73,553.631
NFS LLC FEBO* A Hertz Coral Gables, FL 33134-6801	High Yield Fund-I	5.12%	70,545.873
NFS LLC FEBO* The Griffith Fam Fo A Char Tru Belvedere CA 94920-2505	High Yield Fund-I	5.03%	69,380.423
NFS LLC FEBO Natl Trst Mgmt Svcs Ttee Valley Hospital Option It Plan FBO Wyckoff, NJ 07481	Inter Real Estate Securities Fund-C	11.37%	34,347.683
NFS LLC FEBO* NFS/FMTC IRA FBO Charles J Doran Greenwich, CT 06830	International Small-Cap Fund-A	6.11%	3,762.997
NFS LLC FEBO First Republic Trust Company San Francisco, CA 94111-5604	International Small-Cap Fund-I	10.22%	276,413.955
NFS LLC FEBO* Donna K Sefton Ttee San Diego, CA 92103-6624	International Small-Cap Fund-I	5.17%	139,990.844
NFS LLC FEBO FMT Co Custodian IRA Andover, MA 01810-0000	Low Volatility Equity Fund-A	17.53%	2,426.921
NFS LLC FEBO* Thomas J Finneran Andover, MA 01810	Low Volatility Equity Fund-A	9.68%	1,339.668
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) Finops-Ic Funds 100 Magellan Way # Kw1c Covington, KY 41015	Multi-Sector Intermediate Bond Fund-I	6.99%	577,344.650

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
NFS LLC FEBO FMT Co Custodian IRA Rollover Teaneck NJ 07666-2047	Bond Fund-I	7.54%	112,720.037
Paula Bronstein* Sukumvit Soi 26 Bangkok Thailand	Emerging Markets Debt Fund-C	6.70%	2,657.224
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Allocator Premium AlphaSector® Fund-A	12.26%	1,312,653.276
	Allocator Premium AlphaSector® Fund-I	5.38%	1,271,720.546
	AlphaSector® Rotation Fund-A	9.18%	1,920,592.316
	AlphaSector® Rotation Fund-C	5.59%	1,004,290.709
	Alternatives Diversifier Fund-A	6.17%	268,647.447
	Bond Fund-A	5.28%	262,890.901
	Bond Fund-C	8.39%	47,137.854
	Disciplined Equity Style Fund-C	33.26%	6,805.067
	Disciplined Select Bond Fund-C	16.74%	2,037.114
	Dynamic AlphaSector® Fund-C	9.90%	3,372,096.901
	Emerging Markets Equity Income Fund-A	7.08%	7,214.410
	Emerging Markets Equity Income Fund-C	37.77%	21,055.071
	Foreign Opportunities Fund-A	7.25%	1,784,451.294
	Global Premium AlphaSector® Fund-A	18.74%	1,094,432.381
	Global Premium AlphaSector® Fund-C	10.77%	480,352.376
	Global Premium AlphaSector® Fund-I	6.30%	257,653.016
	Global Commodities Stock Fund-A	8.88%	6,666.892
	Global Commodities Stock Fund-C	53.46%	23,038.758
	Global Dividend Fund-A	9.59%	369,009.751
	Global Dividend Fund-I	7.39%	345,773.521
	Global Opportunities Fund-A	8.73%	617,406.255
	Global Real Estate Securities Fund-A	13.63%	89,552.185
	Global Real Estate Securities Fund-C	22.06%	33,518.655
	Greater European Opportunities Fund-A	24.53%	233,019.061
	Greater European Opportunities Fund-I	9.42%	13,012.954
	Greater Asia Ex Japan Opportunities Fund-C	30.40%	9,941.922
	Herzfeld Fund-A	21.09%	74,053.699
	Herzfeld Fund-C	31.74%	210,817.974
	High Yield Fund-C	10.29%	80,695.058
	International Real Estate Securities Fund-A	43.56%	616,893.933
	International Real Estate Securities Fund-C	5.27%	15,919.532
	International Equity Fund-C	48.05%	12,589.450
	International Small-Cap Fund-A	11.10%	6,835.936
	International Small-Cap Fund-C	75.18%	50,609.379
	Multi-Sector Intermediate Bond Fund-A	9.37%	1,517,625.708
	Multi-Sector Intermediate Bond Fund-B	85.74%	562,872.590
	Multi-Sector Intermediate Bond Fund-C	6.64%	615,135.687
	Multi-Sector Short Term Bond Fund-A	5.65%	41,460,420.973
	Premium AlphaSector® Fund-A	5.17%	7,155,046.080
	Real Estate Securities Fund-A	11.57%	2,460,969.436
	Real Estate Securities Fund-B	13.96%	15,718.929
	Real Estate Securities Fund-C	5.25%	95,509.099
	Senior Floating Rate Fund-A	6.83%	2,889,856.737
	Wealth Masters Fund-A	5.83%	85,933.685
	Wealth Masters Fund-C	15.44%	77,016.639

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Rainer Mohaupt* Acapulco Gro Mexico Icacos Cp 39680	Greater Asia Ex Japan Opportunities Fund-I	6.61%	4,909.044
Raymond James Omnibus For Mutual Funds Attn Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	Allocator Premium AlphaSector® Fund-A	6.64%	710,589.925
	Allocator Premium AlphaSector® Fund-C	5.41%	1,262,439.286
	Alternatives Diversifier Fund-A	8.32%	362,559.860
	Emerging Markets Equity Income Fund-C	13.63%	7,601.466
	Global Premium AlphaSector® Fund-I	12.79%	523,679.608
	Global Real Estate Securities Fund-C	10.92%	16,595.605
	Greater European Opportunities Fund-C	11.73%	8,063.608
	Herzfeld Fund-C	5.94%	39,435.573
	International Small-Cap Fund-A	8.41%	5,177.791
	International Small-Cap Fund-I	11.75%	317,910.851
	Real Estate Securities Fund-B	10.89%	12,263.724
	Real Estate Securities Fund-C	24.81%	451,209.477
	Wealth Masters Fund-A	7.80%	114,872.760
	Wealth Masters Fund-C	17.51%	87,355.571
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 60 S 6th St Minneapolis MN 55402-4400	Allocator Premium AlphaSector® Fund-I	8.89%	2,100,607.291
	Herzfeld Fund-A	6.32%	22,178.484
	Real Estate Securities Fund-C	5.01%	91,132.117
	Wealth Masters Fund-C	15.70%	78,319.652
Reliance Trust Company P.O. Box 48529 Atlanta GA 30362	Global Opportunities Fund-I	5.35%	143,769.664
	Greater European Opportunities Fund-I	13.92%	19,235.351
	Greater Asia Ex Japan Opportunities Fund-I	27.45%	20,367.951
	Real Estate Securities Fund-A	6.61%	1,405,751.667
Richard S Bonnette* Frederick MD 21703-8306	Disciplined Equity Style Fund-A	17.36%	5,292.633
Stifel Nicolaus & Co Inc Richard K. Larson IRA St. Louis, MO 63102	Emerging Markets Debt Fund-C	7.44%	2,949.978
TD Ameritrade* TD Ameritrade Clearing, Custodian FBO K. Hofeman Hanover MA 02339-1500	Low Volatility Equity Fund-C	18.75%	2,545.786
TD Ameritrade FBO* Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	Global Premium AlphaSector® Fund-I	5.81%	237,681.676
	Greater European Opportunities Fund-I	6.59%	9,104.729
	Greater Asia Ex Japan Opportunities Fund-I	27.98%	20,766.885
	Herzfeld Fund-I	14.77%	30,677.043
	Multi-Sector Short Term Bond Fund-I	5.18%	26,490,058.915
Thomas J Herzfeld* Miami Beach FL 33139-7249	Herzfeld Fund-I	11.71%	24,327.725

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	Allocator Premium AlphaSector® Fund-A	11.32%	1,211,605.620
	AlphaSector® Rotation Fund-A	24.68%	5,163,712.169
	AlphaSector® Rotation Fund-C	13.05%	2,344,471.329
	Alternatives Diversifier Fund-A	20.23%	881,388.811
	Alternatives Diversifier Fund-C	8.67%	327,385.081
	Bond Fund-C	17.89%	100,490.427
	Dynamic AlphaSector® Fund-A	29.49%	20,087,224.835
	Dynamic AlphaSector® Fund-C	8.02%	2,731,761.731
	Emerging Markets Debt Fund-A	61.49%	152,820.431
	Emerging Markets Debt Fund-C	32.18%	12,764.357
	Foreign Opportunities Fund-A	9.70%	2,386,079.854
	Foreign Opportunities Fund-C	7.24%	285,503.560
	Global Premium AlphaSector® Fund-A	11.94%	697,194.135
	Global Premium AlphaSector® Fund-C	5.61%	249,935.337
	Global Dividend Fund-A	9.89%	380,464.795
	Global Dividend Fund-C	13.04%	172,583.629
	Global Real Estate Securities Fund-A	5.86%	38,512.927
	Global Real Estate Securities Fund-C	7.52%	11,432.792
	High Yield Fund-C	10.72%	84,053.341
	International Real Estate Securities Fund-A	13.05%	184,858.319
	International Real Estate Securities Fund-C	6.48%	19,557.602
	Multi-Sector Intermediate Bond Fund-A	32.44%	5,254,332.721
	Multi-Sector Intermediate Bond Fund-C	22.30%	2,065,258.897
	Multi-Sector Short Term Bond Fund-A	42.18%	309,659,370.061
	Multi-Sector Short Term Bond Fund-C	26.10%	81,955,804.979
	Multi-Sector Short Term Bond Fund-T	13.88%	21,193,173.713
	Premium AlphaSector® Fund-A	24.63%	34,069,639.251
	Premium AlphaSector® Fund-C	6.94%	6,746,374.136
	Real Estate Securities Fund-A	5.42%	1,153,347.619
	Senior Floating Rate Fund-A	59.52%	25,180,385.225
	Senior Floating Rate Fund-C	25.10%	4,896,216.197
Virtus Diversifier Fund Attn Amy Robinson C/O Virtus Investment Partners 100 Pearl St Hartford CT 06103-4506	Global Commodities Stock Fund-I	90.70%	2,327,601.595
	Global Dividend Fund-I	62.94%	2,944,708.470
	Global Real Estate Securities Fund-I	54.16%	596,325.362
	International Real Estate Securities Fund-I	59.58%	2,788,614.705
	Senior Floating Rate Fund-I	5.10%	2,238,787.739

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Virtus Partners Inc 100 Pearl St Hartford CT 06103-4506	Disciplined Equity Style Fund-A	35.11%	10,704.418
	Disciplined Equity Style Fund-C	52.34%	10,707.170
	Disciplined Equity Style Fund-I	99.49%	85,632.340
	Disciplined Select Bond Fund-A	64.85%	10,196.315
	Disciplined Select Bond Fund-C	83.26%	10,132.991
	Disciplined Select Bond Fund-I	100.00%	81,748.459
	Disciplined Select Country Fund-A	58.52%	10,172.208
	Disciplined Select Country Fund-C	100.00%	10,119.556
	Disciplined Select Country Fund-I	100.00%	81,533.219
	Emerging Markets Debt Fund-C	26.59%	10,548.825
	Emerging Markets Debt Fund-I	99.89%	2,649,344.200
	Emerging Markets Equity Income Fund-A	10.18%	10,377.931
	Emerging Markets Equity Income Fund-C	18.46%	10,293.955
	Emerging Markets Equity Income Fund-I	5.85%	499,219.413
	Emerging Markets Small-Cap Fund-A	100.00%	10,024.096
	Emerging Markets Small-Cap Fund-C	100.00%	10,021.084
	Emerging Markets Small-Cap Fund-I	100.00%	280,702.811
	Herzfeld Fund-I	40.47%	84,087.793
	International Equity Fund-C	37.83%	9,910.703
	International Equity Fund-I	28.94%	78,788.280
	International Small-Cap Fund-A	16.64%	10,248.979
	International Small-Cap Fund-C	15.12%	10,181.139
	International Small-Cap Fund-I	10.63%	287,610.933
	Low Volatility Equity Fund-A	72.79%	10,076.577
	Low Volatility Equity Fund-C	73.96%	10,040.577
	Low Volatility Equity Fund-I	100.00%	131,147.748
	Wealth Masters Fund-I	80.24%	3,129,507.830
Vontobel Asset Management Inc 1540 Broadway FL 38 New York NY 10036-4039	Greater Asia Ex Japan Opportunities Fund-A	39.11%	241,329.553
VP Distributors LLC Attn Corp Accounting 100 Pearl St Hartford CT 06103-4506	Global Real Estate Securities Fund-A	16.19%	106,425.713
	Global Real Estate Securities Fund-C	8.54%	12,972.755
	International Real Estate Securities Fund-A	20.57%	291,274.626